                                    EX-10
                Exhibit 10.30.1 Credit Agmt with US Bank

                               EXHIBIT 10.30.1

                               CREDIT AGREEMENT

                                    AMONG

                       U.S. BANK NATIONAL ASSOCIATION,
                             As Agent and lender

                                     AND

                         LITHIA MOTORS, INC. and its
                         AFFILIATES AND SUBSIDIARIES

                           Dated December 22, 1997

      THIS CREDIT AGREEMENT is entered into as of December 22, 1997 (this "Agreement") by and among LITHIA MOTORS, INC., an Oregon corporation, having its chief executive office at 360 East Jackson Street, Medford, Oregon 97501 (the "Borrower") and the Borrower's Affiliates and Subsidiaries listed on
Schedule 1-A attached to this Agreement or who subsequently become a party to this Agreement (each, jointly and severally with the Borrower, a "Loan Party" and together with the Borrower, the "Loan Parties"); U.S. BANK NATIONAL ASSOCIATION, a national bank having an office at 131 East Main Street, Medford, Oregon 97501 ("U.S. Bank") and the other financial institutions listed on Schedule 1-B attached to this Agreement or who subsequently become a party to this Agreement (together with U.S. Bank, the "Lenders"); and U.S. Bank National Association, as agent for the Lenders (in such capacity, the "Agent").

      A. Borrower owns and operates through its various Subsidiaries and Affiliates automobile dealerships and desires to finance the acquisition of its inventory pursuant to the terms and conditions of this Agreement. The Borrower also desires to have the Lenders finance its acquisition of other automobile dealerships.

      B. The Lenders are willing to finance the acquisition of the Borrower's inventory and the acquisition of other automobile dealerships by making loans or advances to the Borrower and its Subsidiaries and Affiliates pursuant to the terms and conditions of this Agreement.

      NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and adequacy of which are by this Agreement acknowledged, the parties to this Agreement agree as follows:

                                  SECTION I.

                                 DEFINITIONS

      1.1 Definitions. All capitalized terms used in this Agreement, or in the Notes, Loan Documents, or in any certificate, report or other document made or delivered pursuant to this Agreement (unless otherwise defined therein) shall have the meanings assigned to them below:

      Acquisition.  See Section 5.17.

      Acquisition Approval Documents. A Pro Forma Compliance Certificate indicating the Loan Parties' compliance with the terms, conditions and covenants of this Agreement after giving effect to the Acquisition and such other documents as the Agent may reasonably request including without limitation financial statements of the Acquisition Target.

      Acquisition Loan. An Acquisition Revolving Loan and/or the Acquisition Term Loan.

      Acquisition Revolving Loan.  See Section 2.1(e).

      Acquisition Target.  See Section 5.17.

      Acquisition Term Loan.  See Section 2.1(e).

      Affected Loans.  See Section 2.11(a).

      Affiliate. With reference to any Person, (i) any director, officer or employee of that Person, (ii) any other Person controlling, controlled by or under direct or indirect common control of that Person, (iii) any other

Person directly or indirectly holding 5% or more of any class of the capital stock or other equity interests (including options, warrants, convertible securities and similar rights) of that Person and (iv) any other Person 5% or more of any class of whose capital stock or other equity interests (including options, warrants, convertible securities and similar rights) is held directly or indirectly by that Person other than a person who has acquired such securities in the ordinary course of business and not with the purpose nor with the effect of changing or influencing the control of the Borrower, nor in connection with or as a participant in any transaction having such purposes, and that person is a broker or dealer registered under the Securities Exchange Act of 1934, as amended, and otherwise qualifies as a passive investor entitled to file a Schedule 13G Disclosure with the Securities and Exchange Commission; a bank or trust company; an insurance company; an investment company registered under the Investment Company Act of 1940, as amended; an investment adviser registered under the Investment Advisers Act of 1940, as amended, or under the securities laws of any state or the District of Columbia; or an employee benefit plan or pension plan which is subject to the provisions of ERISA, or a trust fund of such a plan, for which no Loan Party is a participating employer; provided, however, that for purposes of the definitions of "Plan" and "Multiemployer Plan" in this
Section 1.1 and for purposes of Sections 4.15, 5.10, 7.8 and 8.1(h) of this Agreement, "Affiliate" shall mean, within the meaning of Section 414(b), (c),
(m) or (o) of the Internal Revenue Code of 1986, as amended, only (i) any member of a controlled group of corporations which includes the Borrower or any Subsidiary of the Borrower, (ii) any trade or business, whether or not incorporated, under common control with the Borrower or any Subsidiary of the Borrower, (iii) any member of an affiliated service group which includes the Borrower or any Subsidiary of the Borrower, and (iv) any member of a group treated as a single employer by regulation with the Borrower or a Subsidiary of the Borrower.

      Agreement. This Credit Agreement, including the Exhibits and Schedules to this Agreement, as the same may be supplemented or amended from time to time.

      Applicable Margin. As of any date, with respect to a LIBOR Loan that is a New Vehicle Loan, Program and Used Vehicle Loan, or an Acquisition Loan, the applicable percentage set forth below opposite the applicable Debt to Cash Flow Ratio:


                                  Applicable Margin


                           New Vehicle   Program and   Acquisition
Debt to Cash                  Loans     Used Vehicle    Revolving
Flow Ratio                                  Loans      Loans and
                                                       Acquisition
                                                        Term Loan

greater than 3.00:1.00         1.75%         2.75%         2.75%

3.00:1.00  or less and         1.50%         2.25%         2.25%
greater than 2.50:1.00

2.50:1.00  or less and         1.50%         2.15%         2.15%
greater than 1.00:1.00

1.00:1.00 or less              1.50%         2.05%         2.05%


      Swingline Loans and Demonstrator Vehicle Loans shall not be LIBOR Loans.

      As of any date, with respect to any Prime Rate Loan that is a New Vehicle Loan, a Swingline Loan, a Program and Used Vehicle Loan, a Demonstrator Vehicle Loan, or an Acquisition Loan, the applicable percentage set forth below opposite the applicable Debt to Cash Flow Ratio:

                               Applicable Margin

  Debt to Cash     New Vehicle     Program and    Demonstrator    Acquisition
   Flow Ratio        Loans or      Used Vehicle   Vehicle Loans    Revolving
                 Swingline Loans      Loans                        Loans or
                                                                  Acquisition
                                                                   Term Loan

  greater than          0%             .25%            0%            .25%
   3.00:1.00

  3.00:1.00 or          0%             .25%            0%            .25%
      less


      Assignee.  See Section 9.1.

      Attorneys' Fees.  See Section 11.2.

      Borrower.  See Preamble.

      Borrower's   Accountants.   Independent   certified  public  accountants
selected by the Borrower and reasonably acceptable to the Agent.

      Borrowing Base. (i) With respect to New Vehicle Loans or Swingline Loans, 100% of the value, equal to the lower of cost using the specific identification method or Reserve Adjusted Value, of (a) that portion of the inventory consisting of New Vehicles in which the Lenders have a perfected first-priority security interest, and (b) without duplication, Sold New Vehicles; (ii) with respect to Program and Used Vehicle Loans, 80% of the combined value, equal to the lower of cost using the specific identification method or Reserve Adjusted Value, of that portion of the inventory consisting of Program Vehicles and Used Vehicles in which the Lenders have a perfected first-priority security interest; and (iii) with respect to Acquisition Loans, an amount equal to the sum of (a) 70% of Vehicle Equity, (b) 70% of Fixed Asset Value, (c) 70% of Franchise Value, and (d) 70% of Leased Vehicle Equity. Notwithstanding anything to the foregoing, the value of any Vehicle shall not be included in the calculation of more than one Borrowing Base or Commitment at any given time, and the value of any Vehicle owned by Lithia Financial Corporation shall not be included in the calculation of any Borrowing Base applicable to a Vehicle Loan.

      Business  Day.  (i) For  all  purposes  other  than as covered by clause
(ii) below, any day other than a Saturday, Sunday or legal holiday on which banks in Portland, Oregon, Minneapolis, Minnesota and New York, New York are open for the conduct of a substantial part of their commercial banking business; and (ii) with respect to all notices and determinations in connection with, and payments of principal and interest on, LIBOR Loans, any day that is a Business Day described in clause (i) and that is also a day on which trading may be carried on by the Agent in the interbank eurodollar market.

      Capital Expenditures. Without duplication, any expenditure for fixed or capital assets, leasehold improvements, capital leases, installment purchases of machinery and equipment, acquisitions of real estate and other similar expenditures including (i) in the case of a purchase, the entire purchase price, whether or not paid during the fiscal period in question,
(ii) in the case of a capital lease, the entire rental amount for the lease term, and (iii) expenditures in any construction in progress account of any Loan Party.

      Closing Date. The first date on which the conditions set forth in Sections 3.1 and 3.2 have been satisfied and any Loans are to be made under this Agreement.

      Code. The Internal Revenue Code of 1986 and the rules and regulations thereunder, collectively, as the same may from time to time be supplemented or amended and remain in effect.

      Collateral.  See Section 5.19.

      Commitment.  With  respect to each  Lender,  such  Lender's  New Vehicle
Commitment, Swingline Commitment, Program and Used Vehicle Commitment, Demonstrator Vehicle Commitment, or Acquisition Loan Commitment, as the context requires.

      Commitment Fee.  See Section 2.6(a).

      Consolidated Current Assets. The consolidated current assets (other than cash or cash equivalents) of the Borrower and its Subsidiaries as determined in accordance with GAAP.

      Consolidated Current Liabilities. The consolidated current liabilities of the Borrower and its Subsidiaries as determined in accordance with GAAP.

      Consolidated Earnings Available for Fixed Charges. With respect to the Borrower and its Subsidiaries on a consolidated basis, for any period for which the amount thereof is to be determined, EBITDA, plus all payments due, whether made or accrued, under real or personal property leases during the applicable period, less income taxes paid.

      Consolidated Fixed Charges. With respect to the Borrower and its Subsidiaries on a consolidated basis, for any period for which the amount thereof is to be determined, the sum of Interest Expense, plus all payments due, whether made or accrued, under real or personal property leases during the applicable period, plus scheduled principal payments with respect to any Indebtedness (excluding payments, whether made or accrued, to sellers on Indebtedness associated with an Acquisition, to the extent such payments are made with the proceeds of a Loan), plus Restricted Payments paid in cash, plus Capital Expenditures paid in cash for tangible personal property and intangible personal property (excluding Capital Expenditures for Acquisitions).

      Consolidated Net Income. For any fiscal period, the consolidated net income of the Borrower and its Subsidiaries for such period determined in accordance with GAAP, but in any event there shall be excluded or deducted from such net income: (i) any gain or loss arising from any write-up, re-appraisal or re-evaluation of assets; (ii) earnings of any Subsidiary accrued prior to the date it became a Subsidiary; (iii) any extraordinary or nonrecurring gains; (iv) any deferred or other credit representing any excess of the equity of any Subsidiary at the date of acquisition thereof over the amount invested in such Subsidiary; (v) the net earnings of any business entity (other than a Subsidiary) in which the Borrower or any Subsidiary has an ownership interest, except to the extent such net earnings shall have actually been received by the Borrower or such Subsidiary in the form of cash distributions; (vi) the proceeds of any life insurance policy; and (vii) any reversal of any contingency reserve, except to the extent that provision for such contingency reserve shall be made from income arising during such period.

      Consolidated Net Worth. At any date as of which the amount thereof shall be determined, the consolidated total assets of the Borrower and its Subsidiaries, as determined in accordance with GAAP, with inventory of vehicles valued at the lower of cost using the specific identification method or Reserve Adjusted Value, and other inventory valued at the lower of cost of goods or market value determined on a "first in, first out" basis consistent with the Borrower's past practices, minus (a) Consolidated Total Liabilities and (b) the sum of any amounts attributable to (i) all reserves not already deducted from assets or included in Consolidated Total Liabilities, (ii) any write-up in the book value of assets resulting from any revaluation thereof subsequent to the Closing Date, (iii) the value of any minority interests in Subsidiaries, (iv) intercompany accounts with Subsidiaries and Affiliates (including receivables due from Subsidiaries and Affiliates), (v) the value, if any, attributable to any capital stock of the Borrower or any Subsidiary held in treasury, and (vi) the value, if any, attributable to any notes or subscriptions receivable due from stockholders with respect to capital stock.

      Consolidated Total Liabilities. At any date as of which the amount thereof shall be determined, all obligations that should, in accordance with GAAP, be classified as liabilities on the consolidated balance sheet of the Borrower and its Subsidiaries.

      Contracts in Transit. The amount owed to a Loan Party by a financial institution for the purchase by such financial institution of a retail installment contract arising from the sale of a Vehicle by such Loan Party.

      Debt to Cash Flow Ratio.  See Section 6.2.

      Default. An Event of Default or event or condition that, but for the requirement that time elapse or notice be given, or both, would constitute an Event of Default.

      Demonstrator Vehicle. A Vehicle which has never been titled and has 500 or more miles; provided, however, that a Vehicle shall cease to be a Demonstrator Vehicle on June 30 of the calendar year following its model year.

      Demonstrator Vehicle Loan.  See Section 2.1(d).

      Drawdown Date.  The Business Day on which any Loan is made.

      EBITDA. For any period, an amount equal to Consolidated Net Income for such period, plus the following, to the extent deducted or excluded in computing such Consolidated Net Income: (i) Interest Expense, (ii) income taxes, (iii) depreciation, and (iv) amortization.

      Encumbrances.  See Section 7.3.

      ERISA. The Employee Retirement Income Security Act of 1974 and the rules and regulations thereunder, collectively, as the same may from time to time be supplemented or amended and remain in effect.

      Environmental Laws. Any and all applicable federal, state and local environmental, health or safety statutes, laws, regulations, rules and ordinances (whether now existing or hereafter enacted or promulgated), of all governmental agencies, bureaus, or departments to the extent the foregoing may now or subsequently have jurisdiction over any of the Loan Parties and all applicable judicial and administrative and regulatory decrees, judgments and orders, including common law rulings and determinations, relating to injury to, or the protection of, real or personal property or human health or the environment, including, without limitation, all requirements pertaining to reporting, licensing, permitting, investigation, remediation and removal of emissions, discharges, releases or threatened releases of Hazardous Materials into the environment or relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of such Hazardous Materials.

      Event of Default.  Any event described in Section 8.1.

      Federal Funds Rate. For any day, a fluctuating interest rate per annum equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average of the quotations for such day on such transactions received by the Agent from three Federal funds brokers of recognized standing selected by the Agent.

      Fees. Commitment Fees and other fees agreed to between the Borrower and the Agent and/or the Lenders.

      Fixed Asset Value. As of any date of determination, the difference between (a) the book value of the Loan Parties' fixed assets (excluding any interest in real property other than fixtures) in which the Lenders have a perfected first-priority security interest (or a perfected second-priority security interest with respect to the fixed assets (excluding any interest in real property other than fixtures) of Lithia Financial Corporation) and
(b) the amount of any Indebtedness (excluding Total Loan Outstandings) secured by a lien or other interest against the Loan Parties' fixed assets (excluding any interest in real property other than fixtures).

      Floor Plan Financings. As of the date of determination, an amount equal to the sum of the outstanding principal balances of the Vehicle Loans.
      Franchise Value. The portion of goodwill included on the consolidated balance sheet of the Borrower and its Subsidiaries, which represents the excess of purchase price over the fair value of the assets acquired in connection with an Acquisition, in accordance with GAAP and in accordance with the Borrower's past practices.

      Funded Indebtedness. As applied to the Borrower and its Subsidiaries, without duplication, (i) Indebtedness for borrowed money, (ii) Indebtedness with respect to capitalized lease obligations and synthetic lease obligations, (iii) all obligations with respect to letters of credit (including without limitation the maximum amount available for drawing under letters of credit plus all unpaid reimbursement obligations), (iv) all other interest bearing obligations which, in accordance with GAAP, would be included as a liability on the consolidated balance sheet of the Borrower and its Subsidiaries, and (v) all Guarantees.

      GAAP. Generally accepted accounting principles, consistently applied, and as in effect as of the date of application thereof.

      Guarantees.   As  applied   to  the  Loan   Parties,   all   guarantees,
endorsements or other contingent or surety obligations with respect to obligations of others whether not reflected on the consolidated balance sheet of the Borrower or its Subsidiaries, including any obligation to furnish funds, directly or indirectly (whether by virtue of partnership arrangements, by agreement to keep-well or otherwise), through the purchase of goods, supplies or services, or by way of stock purchase, capital contribution, advance or loan, or to enter into a contract for any of the foregoing, for the purpose of payment of obligations of any other Person or entity. The amount of any Guarantee shall be deemed to be the amount of the primary obligation in respect of which such Guarantee is made.

      Guaranty. The Guaranty, dated as of the Closing Date, executed by each of the Loan Parties in favor of the Agent for the benefit of the Lenders, guarantying all of the Obligations under this Agreement.

      Hazardous  Material.  Any substance  (i) the  presence of which requires or may hereafter require notification, removal or remediation under any Environmental Law; (ii) which is or becomes defined as a "hazardous waste," "dangerous waste," "extremely hazardous waste," "hazardous material" or "hazardous substance" under any present or future Environmental Law or amendments thereto including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act (42 U.S.C.
Section 9601 et seq.) and any applicable local statutes and the regulations promulgated thereunder; (iii) which is toxic, explosive, corrosive, flammable, infectious, radioactive, carcinogenic, mutagenic or otherwise hazardous and which is or becomes regulated pursuant to any Environmental Law by any governmental authority, agency, department, commission, board, agency or instrumentality of the United States, any state of the United States, or any political subdivision thereof; or (iv) without limitation, which contains gasoline, diesel fuel or other petroleum products, asbestos or polychlorinated biphenyls ("PCB's").

      Indebtedness.  As  applied  to the Loan  Parties,  without  duplication,
(i) all obligations for borrowed money or other extensions of credit, whether secured or unsecured, absolute or contingent, including, without limitation, synthetic and capital leases, unmatured reimbursement obligations with respect to letters of credit or guarantees issued for the account of or on behalf of any Loan Party, all obligations under conditional sale or other title retention agreement, and all obligations representing the deferred purchase price of property, other than accounts payable and accrued liabilities arising in the ordinary course of business, (ii) all obligations evidenced by bonds, notes, debentures or other similar instruments, (iii) all obligations secured by any mortgage, pledge, security interest or other lien on property owned or acquired by any of the Loan Parties, whether or not the obligations secured thereby shall have been assumed, (iv) that portion of all obligations arising under leases that is required to be capitalized on the consolidated balance sheet of the Borrower and its Subsidiaries, (v) all Guarantees, (vi) all obligations that are immediately due and payable out of the proceeds of property now or hereafter owned or acquired by any of the Loan Parties, and (vii) all other obligations which, in accordance with GAAP, would be included as a liability on the consolidated balance sheet of the Loan Parties but excluding anything in the nature of capital stock, capital surplus and retained earnings.

      Initial Financial Statement.  See Section 4.7.

      Initial Lenders. U.S. Bank and the other financial institutions who have signed this Agreement and have become Lenders on the date of this Agreement.

      Interest Expense. For any period, the consolidated interest expense (including imputed interest on capitalized lease obligations and synthetic lease obligations) and amortized debt discount on Indebtedness of the Loan Parties for such period.

      Interest Period. With respect to each LIBOR Loan, the period commencing on the date of the making or continuation of or conversion to such LIBOR Loan and ending one (1), two (2), or three (3) months thereafter, as the Borrower may elect in the applicable Notice of Borrowing or Conversion; provided that:

            (i) any Interest Period that would otherwise end on a day that is not a Business Day shall be extended to the next succeeding Business Day unless such Business Day falls in the next calendar month, in which case such Interest Period shall end on the immediately preceding Business Day;

            (ii) any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of a calendar month;

            (iii) no Interest Period shall end after the Maturity Date; and

            (iv) no Interest Period shall extend beyond the date that any payment of principal under the Acquisition Term Loan is due, unless the sum of the principal amounts of the Acquisition Term Loan bearing interest at (A) the LIBOR Rate (plus the Applicable Margin) with Interest Periods ending on or before such due date, plus (B) the Prime Rate (plus the Applicable Margin), at least equals the amount of such principal payment.

      Investment. As applied to the Loan Parties, the purchase or acquisition of any share of capital stock, partnership interest, evidence of indebtedness or other equity security of any other Person (including any Subsidiary), any loan, advance or extension of credit (excluding Accounts Receivable arising in the ordinary course of business) to, or contribution to the capital of, any other Person (including any Subsidiary), any real estate held for sale or investment, any securities or commodities futures contracts held, any other investment in any other Person (including any Subsidiary), and the making of any commitment or acquisition of any option to make an Investment.

      Leased Vehicle Equity. The difference between (a) the value, equal to the lower of cost using the specific identification method, or Reserve Adjusted Value of the Vehicles owned by Lithia Financial Corporation and leased to its customers (including another Loan Party) in which the Lenders have a perfected second-priority security interest, less (b) the amount of any Indebtedness (excluding Total Loan Outstandings) secured by a lien or other interest against such Vehicles.

      Lenders.   U.S. Bank,   the  other  financial   institutions  listed  on
Schedule 1-B attached to this Agreement and each other Person that may after the date of this Agreement become a party to this Agreement as a "Lender" under this Agreement. Unless the context clearly indicates otherwise, the term "Lenders" shall include the Swingline Lender.

      LIBOR. The average offered rate for deposits in United States Dollars (rounded upwards, if necessary, to the nearest 1/16 of 1%) for delivery of such deposits on the first day of an Interest Period of a LIBOR Loan, for the number of days comprised therein, which appears on the Reuters Screen LIBO Page as of 11:00 a.m., London time (or such other time as of which such rate appears) on the day that is two (2) Business Days preceding the first day of the Interest Period or the rate for such deposits determined by the Agent at such time based on such other published service of general application as shall be selected by the Agent for such purpose; provided, that in lieu of determining the rate in the foregoing manner, the Agent may determine the rate based on rates offered to the Agent for deposits in United States Dollars (rounded upwards, if necessary, to the nearest 1/16 of 1%) in the interbank eurodollar market at such time for delivery on the first day of the Interest Period for the number of days comprised therein.

      LIBOR Loan. Any Loan bearing interest at a rate determined with reference to the LIBOR Rate plus the Applicable Margin; provided, however, that no Swingline Loan or Demonstrator Vehicle Loan shall be a LIBOR Loan;

      LIBOR Rate. A rate per annum (rounded upward, if necessary, to the nearest 1/16 of 1%) calculated for the Interest Period of a LIBOR Loan in accordance with the following formula:

                        LR    =     LIBOR
                                    1-LRP

In such formula, "LRP" means "LIBOR Reserve Percentage" and "LR" means "LIBOR Rate," in each instance determined by the Agent for the applicable Interest Period. The Agent's determination of all such rates for any Interest Period shall be conclusive in the absence of manifest error.

      LIBOR  Reserve  Percentage.  For any Interest  Period,  the aggregate of the maximum reserve percentages (including any basic, marginal, special, emergency or supplemental reserves), expressed as a decimal, established, or as may be modified or adopted, by the Board of Governors of the Federal Reserve System and any other banking authority, domestic or foreign, to which any Lender is subject with respect to "Eurocurrency Liabilities" (as defined in regulations issued from time to time by such Board of Governors) or applicable to extensions of credit by the Lenders the rate of interest on which is determined with regard to rates applicable to "Eurocurrency Liabilities." The LIBOR Reserve Percentage shall be adjusted automatically on and as of the effective date of any change in any such reserve percentage.

      Loan  Commitment.  Any or all of the Total New Vehicle  Commitment,  the
Swingline Commitment, the Total Program and Used Vehicle Commitment, the Total Demonstrator Vehicle Commitment, or the Total Acquisition Loan Commitment, as the context requires.

      Loan Documents. This Agreement, the Notes, and the Security Documents, including without limitation the Security Agreement, the Guaranty, and the UCC Financing Statements, together with any agreements, certificates, instruments or documents executed and delivered pursuant to or in connection with any of the foregoing.

      Loan Party. Each party to this Agreement or any Loan Document other than the Agent or a Lender.

      Loan(s). The loans made or to be made by the Lenders to the Borrower pursuant to Section II of this Agreement, including the New Vehicle Loans, the Swingline Loans, the Program and Used Vehicle Loans, the Demonstrator Vehicle Loans, and the Acquisition Loans.

      Maturity Date.  October 1, 1998.

      Material Agreement.  See Section 4.23.

      Medford Office. Agent's office in Medford, Oregon located at 131 East Main Street, Medford, Oregon 97501, or such other office as Agent may designate from time to time for any particular purpose under this Credit Agreement.

      Minimum Net Worth.  See Section 6.1.

      Multiemployer Pension Plan. A Multiemployer Plan that is subject to Subtitle E of Title IV of ERISA.

      Multiemployer Plan. An employee benefit plan that is a Multiemployer Plan within the meaning of Section 3(37) of ERISA to which the Borrower or any Affiliate of the Borrower contributes or has been obligated to contribute.

      Net Worth Ratio.  See Section 6.4.

      New Vehicle. A Vehicle, which has never been titled and has less than 500 miles; provided, however, that a Vehicle shall cease to be a New Vehicle on June 30 of the calendar year following its model year.

      New Vehicle Loan.  See Section 2.1(a).

      Note  Record.   Any  internal  record,   including  a  computer  record,
maintained by any Lender with respect to any Loan.

      Notes.  Any or all of the New Vehicle Notes,  the Swingline  Notes,  the
Program  and  Used  Vehicle  Notes,  the   Demonstrator   Vehicle  Notes,  the
Acquisition Revolving Notes, and the Acquisition Term Loan Notes.

      Notice of Borrowing or Conversion. The notices, substantially in the forms of Exhibits B-1 and B-2 to this Agreement, to be signed by a Responsible Officer and given by the Borrower to the Agent to request a Loan, in accordance with Section 2.3 or a Seller's invoice and/or draft for a Swingline Loan.

      Obligations. Any and all obligations of any Loan Party to the Agent and the Lenders of every kind and description pursuant to or in connection with the Loan Documents, direct or indirect, absolute or contingent, primary or secondary, due or to become due, now existing or hereafter arising, regardless of how they arise or by what agreement or instrument, if any, and including obligations to perform acts and refrain from taking action as well as obligations to pay money, whether for principal, interest, Fees, Attorneys' Fees, expenses or otherwise.

      Other  Purpose  Loan.    A New Vehicle  Loan used for any purpose  other
than to acquire a New Vehicle.

      Parent. Lithia Holding Company, LLC, an Oregon limited liability company.

      Participant.  See Section 9.2.

      PBGC.   The  Pension   Benefit   Guaranty   Corporation  or  any  entity
succeeding to any or all of its functions under ERISA.

      Pension Plan. Any Plan which is an "employee pension benefit plan" (as defined in ERISA).

      Permitted Encumbrances.  See Section 7.3.

      Person.   Any  individual,   corporation,   limited  liability  company,
partnership, trust, unincorporated association, other legal entity, and any government or governmental agency or political subdivision thereof.

      Plan. Any "employee pension benefit plan" or "employee welfare benefit plan" (each as defined in ERISA) maintained by the Borrower or any Affiliate of the Borrower.

      Prime Rate. The rate of interest that U.S. Bank from time to time establishes as its prime rate, which is not, for example, the lowest rate of interest that U.S. Bank collects from any Borrower or class of Borrowers. When the Prime Rate is applicable, the interest rate shall be adjusted without notice effective on the day U.S. Bank's Prime Rate changes.

      Prime Rate Loan. Any Loan bearing interest at the Prime Rate plus the Applicable Margin.

      Pro Forma Consolidated EBITDA. For any period for which the amount thereof is to be determined, consolidated EBITDA of the Borrower and its Subsidiaries plus (or minus), without duplication, the EBITDA of any Subsidiary acquired during such period for each full fiscal quarter included in the applicable computation period prior to such Acquisition (plus the fiscal quarter during which it was acquired), determined on a consolidated basis. EBITDA of any such acquired Subsidiary shall be adjusted for those identifiable and quantifiable items of income and expense that will increase or decrease subsequent to the date of Acquisition, such adjustments to be reasonably acceptable to Agent and set forth by Borrower in the applicable Compliance Certificate delivered pursuant to Section 5.1.

      Pro Forma Floor Plan Interest Expense. For any period for which the amount thereof is to be determined, the Interest Expense for such period with respect to the Floor Plan Financings of the Loan Parties plus, without duplication, the Interest Expense of any Subsidiary acquired during such period for each full fiscal quarter included in the applicable computation period prior to such Acquisition (plus the fiscal quarter during which it was acquired), determined on a consolidated basis. Interest Expense of any such acquired Subsidiary shall be adjusted for those identifiable and quantifiable items of expense that will increase or decrease subsequent to the date of Acquisition, such adjustments to be reasonably acceptable to Agent and set forth by Borrower in the applicable Compliance Certificate delivered pursuant to Section 5.1.

      Pro Rata Share. With respect to any Lender, a fraction (expressed as a percentage), the numerator of which shall be the amount of such Lender's Commitment for any Loan and the denominator of which shall be the aggregate amount of all the Commitments of the Lenders for that Loan, as adjusted from time to time in accordance with Sections 2.1 and 8.2 of this Agreement.

      Program and Used Vehicle Loan.  See Section 2.1(c).

      Program Vehicle. A Vehicle not older than the then current model year or the immediately preceding model year, but previously in service and with fewer than 30,000 miles, purchased at closed auctions or from rental companies, manufacturers, national fleet vehicles, and rental service companies; or a Vehicle, which was a New Vehicle or Demonstrator Vehicle, after June 30 of the year after the Vehicle's model year. Any vehicle which becomes a Program Vehicle will no longer be a Program Vehicle when its mileage exceeds 30,000 miles or it is older than the then current model year or the immediately preceding model year.

      Prohibited Transaction. Any "prohibited transaction" as defined in ERISA and Section 4975 of the Code.

      Qualified  Investments.  As applied to the Loan Parties,  investments in
(i) notes, bonds or other obligations of the United States of America or any agency thereof that as to principal and interest constitute direct
obligations   of  or  are   guaranteed   by  the  United  States  of  America;
(ii) certificates of deposit, demand deposit accounts or other deposit instruments or accounts maintained in the ordinary course of business with banks or trust companies organized under the laws of the United States or any state thereof that have capital and surplus of at least $100,000,000,
(iii) commercial paper that is rated not less than prime-one or A-1 or their equivalents by Moody's Investors Service, Inc. or Standard & Poor's Corporation, respectively, or their successors, (iv) any repurchase agreement secured by any one or more of the foregoing, and (v) advances to employees for business related expenses to be incurred in the ordinary course of business and consistent with past practices in an amount not to exceed $100,000 in the aggregate outstanding at any one time, provided that advances to any single employee shall not exceed $10,000 in the aggregate.

      Real Property Security Documents. Any and all documents required by the Agent in connection with any Acquisition Loan, the proceeds of which will be used to acquire an interest in real property, including without limitation, deeds of trust, assignments of rents and leases, security agreements, fixture filings, Uniform Commercial Code Financing Statements, indemnity agreements regarding hazardous materials and access laws, and collateral assignment of permits, licenses, approvals and contracts, between the Borrower and the Agent, and title, damage, and liability insurance policies, in each case as amended and in effect from time to time.

      Repurchase Agreements.  See Section 5.20.

      Required Lenders. As of any date the holders of sixty-six and two-thirds percent (66 2/3%) of the Total Commitment or, if the Commitments have been terminated, the holders of sixty-six and two-thirds percent (66 2/3%) of the principal amount of the Total Loan Outstandings on such date (allocating outstanding Swingline Loans to the Lenders on the basis of their respective Pro Rata Share of the Total New Vehicle Loan Outstandings).

      Reserve Adjusted Value. The cost of a Vehicle less the markdowns or reductions taken in accordance with the Borrower's past practices as of the date of the Initial Financial Statements.

      Responsible Officer. The chief financial officer of the Borrower and any other officer of the Borrower, who by written notice to the Agent, is designated by such chief financial officer to sign Notices of Borrowing or Conversion or request Loans pursuant to the terms of this Agreement.

      Restricted Payment. Any dividend, distribution, loan, advance, guaranty, extension of credit, increase in salary or compensation, or other payment, whether in cash or property to or for the benefit of any Person who holds an equity interest in the Borrower or any of its Subsidiaries, whether or not such interest is evidenced by a security, and any purchase, redemption, retirement or other acquisition for value of any capital stock or equity interest of the Borrower or any of its Subsidiaries, whether now or hereafter outstanding, or of any options, warrants or similar rights to purchase such capital stock or equity interest or any security convertible into or exchangeable for such capital stock or equity interest, but not including (i) a loan or extension of credit made in the ordinary course of business to a person who is not an Affiliate of a Loan Party for the purchase or lease of a Vehicle to be operated by such person for personal or business use or (ii) increase in salary or compensation in the ordinary course of business made to employees of Borrower or employees of a Loan Party other than the chief executive officer, president, chief financial officer, and other senior management position of Borrower or another Loan Party.

      Reuters Screen LIBO Page. The display designated as page "LIBO" on the Reuters Monitor Money Rates Service (or such other page as may replace the LIBO Page on that service for the purpose of displaying London interbank offered rates of major banks for United States dollar deposits).

      Security Agreement. The Security Agreement between the Loan Parties and the Agent, dated the Closing Date, as amended and in effect from time to time.

      Security Documents. The Security Agreement, the Real Property Security Documents, the Guaranty, Title Documents, Uniform Commercial Code Financing Statements, and any additional documents evidencing or perfecting the Agent's lien on the Collateral on and subsequent to the Closing Date, in each case as amended and in effect from time to time.

      Seller. The manufacturer, distributor, or other seller of a Vehicle or Vehicles from which a Loan Party acquires Vehicle inventory in the normal course of its business or the Acquisition Target from which a Loan Party acquires Vehicles pursuant to an Acquisition.

      Sold New Vehicle. A New Vehicle sold by any Loan Party in the ordinary course of such Loan Party's business (and in which the Lenders' held a perfected first-priority security interest immediately prior to such sale) for which payment is not yet due pursuant to Section 2.7(c).

      Stockholders' Equity. The consolidated stockholders' equity (including paid-in capital and retained earnings) of the Borrower and its Subsidiaries determined in accordance with GAAP.

      Subsidiary. Any corporation, association, limited liability company, joint stock company, business trust or other similar organization of which 50% or more of the ordinary voting power for the election of a majority of the members of the board of directors or other governing body of such entity is held or controlled by the Borrower or a Subsidiary of the Borrower; or any other such organization the management of which is directly or indirectly controlled by the Borrower or a Subsidiary of the Borrower through the exercise of voting power or otherwise; or any joint venture, whether incorporated or not, or partnership in which the Borrower has a 50% or greater ownership interest.

      Swingline Commitment. The commitment of the Swingline Lender, as in effect from time to time, to advance Swingline Loans, which as of the Closing Date shall be $5,000,000 and which may be any lesser amount, including zero, resulting from a termination or reduction of such amount in accordance with Sections 2.1 and 8.2 of this Agreement, or a greater amount in accordance with the proviso to Section 11.7(b).

      Swingline Lender.  U.S. Bank.

      Swingline Loan.  See Section 2.1(b).

      Swingline Loan Outstandings. At any time, the aggregate outstanding balance of the Swingline Loans.

      Title   Documents.    All   manufacturers'    certificate   of   origin,
manufacturers' statement of origin, certificates of title and/or any and all other title documents for each item of inventory.

      Total Acquisition Loan Commitment. The sum of the Lenders' Acquisition Loan Commitments, as in effect from time to time, to advance Acquisition Loans, which as of the Closing Date shall be $30,000,000 and which may be any lesser amount, including zero, resulting from a termination or reduction of such amount in accordance with Sections 2.1 and 8.2 of this Agreement. Each Lender's Acquisition Loan Commitment shall equal its pro rata share of the Total Acquisition Loan Commitment, based on the amounts listed on Schedule 1-B to this Agreement, as modified from time to time pursuant to Section IX of this Agreement.

      Total  Acquisition  Loan  Outstandings.   At  any  time,  the  aggregate
outstanding principal balance of the Acquisition Loans.

      Total Commitment. At any time, the sum of the Total New Vehicle Commitment (which includes the Swingline Commitment), Total Program and Used Vehicle Commitment, Total Demonstrator Vehicle Commitment, and Total Acquisition Loan Commitment.

      Total Debt Service. For any period, the sum of (i) Interest Expense for such period, plus (ii) the aggregate amount of all principal payments made, accrued or becoming due during such period with respect to any Indebtedness of the Loan Parties, plus (iii) declared or paid cash dividends,
(iv) cash taxes paid, plus (v) Capital Expenditures.

      Total Demonstrator Vehicle Commitment. The sum of the Lenders' Demonstrator Vehicle Commitments, as in effect from time to time, to advance Demonstrator Vehicle Loans, which as of the Closing Date shall be $750,000 and which may be any lesser amount, including zero, resulting from a termination or reduction of such amount in accordance with Sections 2.1 and

8.2 of this Agreement. Each Lender's Demonstrator Vehicle Commitment shall equal its pro rata share of the Total Demonstrator Vehicle Commitment, based on the amounts listed on Schedule 1-B to this Agreement, as modified from time to time pursuant to Section IX of this Agreement.

      Total  Demonstrator   Vehicle  Loan  Outstandings.   At  any  time,  the
aggregate outstanding principal balance of the Demonstrator Vehicle Loans.

      Total  Loan  Outstandings.   At  any  time,  the  aggregate  outstanding
balance of the Loans.

      Total New Vehicle Commitment. The sum of the Lenders' New Vehicle Commitments, as in effect from time to time, to advance New Vehicle Loans, which as of the Closing Date shall be $80,000,000 and which may be any lesser amount, including zero, resulting from a termination or reduction of such amount in accordance with Sections 2.1 and 8.2 of this Agreement. Each Lender's New Vehicle Commitment shall equal its pro rata share of the Total New Vehicle Commitment, based on the amounts listed on Schedule 1-B to this Agreement, as modified from time to time pursuant to Section IX of this Agreement.

      Total New Vehicle Loan Outstandings. At any time, the aggregate outstanding principal balance of the New Vehicle Loans.

      Total Program and Used Vehicle Commitment. The sum of the Lenders' Program and Used Vehicle Commitments, as in effect from time to time, to advance of the Program and Used Vehicle Loans, which as of the Closing Date shall be $30,000,000 and which may be any lesser amount, including zero, resulting from a termination or reduction of such amount in accordance with Sections 2.1 and 8.2 of this Agreement. Each Lender's Program and Used Vehicle Commitment shall equal its pro rata share of the Total Program and Used Vehicle Commitment, based on the amounts listed on Schedule 1-B to this Agreement, as modified from time to time pursuant to Section IX of this Agreement.

      Total Program and Used Vehicle Loan Outstandings. At any time, the aggregate outstanding principal balance of the Program and Used Vehicle Loans.

      Type.  The type of a Loan is either a Prime Rate Loan or a LIBOR Loan.

      Used Vehicle. A Vehicle previously in service, which has been titled, that is not a Program Vehicle.

      Vehicle. Cars, vans, pick-ups, sport utility vehicles, and other light trucks sold in the ordinary course of a Loan Party's business (or leased to others in the ordinary course of Lithia Financial Corporation's business.)

      Vehicle  Equity.  With respect to the Loan  Parties,  an amount equal to
(a) cash deposited in an account with the Agent as of the date of determination (plus, in the Agent's discretion, the cash deposited in a non-Agent bank account on such date), plus (b) Contracts in Transit from the sale of Vehicles by a Loan Party, plus (c) the value, equal to the lower of cost using the specific identification method or Reserve Adjusted Value, of Vehicles in which the Lenders have a perfected first-priority security interest (excluding Vehicles owned by Lithia Financial Corporation) less an amount equal to the Floor Plan Financings.

      Vehicle Loan. Any New Vehicle Loan, Swingline Loan, Program and Used Vehicle Loan, or Demonstrator Vehicle Loan.

      Working  Capital.   The  excess  of  Consolidated  Current  Assets  over
Consolidated Current Liabilities.

      1.2   Rules of Interpretation.

            (a) All terms of an accounting character used in this Agreement but not defined in this Agreement shall have the meanings assigned to them by GAAP. All calculations for the purposes of this Agreement shall be made in accordance with GAAP. If GAAP changes during the term of this Agreement such that any covenants contained in this Agreement would then be calculated in a materially different manner or using materially different components, the Loan Parties, the Lenders, and the Agent agree to negotiate in good faith to amend this Agreement in such respects as are necessary to conform those covenants as criteria for evaluating the Loan Parties' financial condition to substantially the same criteria as were in effect before such change in GAAP; provided, however, that until the Loan Parties, the Lenders, and the Agent so amend this Agreement, all such covenants shall be calculated in accordance with GAAP as in effect on the date of this Agreement.

            (b) A reference to any document or agreement shall include such document or agreement as amended, modified or supplemented and in effect from time to time in accordance with its terms and the terms of this Agreement.

            (c) The singular includes the plural and the plural includes the singular.

            (d) A reference to any Person includes its permitted successors and permitted assigns.

            (e) The words "include", "includes" and "including" are not limiting.

            (f) The words "herein", "hereof", "hereunder" and words of like import shall refer to this Agreement as a whole and not to any particular section or subdivision of this Agreement.

            (g) All terms not specifically defined in this Agreement or by GAAP that are defined in the Uniform Commercial Code as in effect in the State of Oregon, have the meanings assigned to them in such Uniform Commercial Code.

            (h) The term "to the best knowledge of" or any other term of similar import, means to the actual knowledge of any executive officer of a Loan Party or any officer of a Loan Party with management responsibility for the subject matter as to which a Loan Party's knowledge is relevant after due inquiry.

                                  SECTION II.

                             DESCRIPTION OF CREDIT

      2.1   Loans.

            (a)   New Vehicle Loans.

                  (i) Upon the terms and subject to the conditions of this Agreement, and in reliance upon the representations, warranties and covenants of the Loan Parties in this Agreement and the other Loan Documents, each of the Lenders agrees, severally and not jointly, to make "New Vehicle Loans" to the Borrower. The Borrower may borrow, repay, prepay and reborrow New Vehicle Loans for any purpose (except to acquire any interest in real property other than fixtures), subject to the terms of this Agreement and up to the limits imposed by this Section 2.1(a), from time to time between the Closing Date and the Maturity Date upon request given to the Agent pursuant to Section 2.3(b), provided that:

                        (A) After giving effect to all requested New Vehicle Loans, the Total New Vehicle Loan Outstandings (which equals the sum of (x) the outstanding principal amount of New Vehicle Loans specifically advanced to finance the purchase of New Vehicles for inventory, plus (y) the outstanding principal amount of Other Purpose Loans) plus the Swingline Loan Outstandings, shall not at any time exceed the Total New Vehicle Commitment;

                        (B) The sum of the aggregate principal amount of outstanding New Vehicle Loans made by each Lender shall not at any time (after giving effect to all requested New Vehicle Loans) exceed such Lender's New Vehicle Commitment;

                        (C) No Other Purpose Loan shall be made if the Total New Vehicle Loan Outstanding plus the Swingline Loan Outstandings (after giving effect to all requested New Vehicle Loans) would exceed the applicable Borrowing Base; and

                        (D)   No New  Vehicle  Loan  used  to  purchase  a New
Vehicle for inventory shall exceed the cost of the New Vehicle to be acquired, as stated on the Seller's invoice to the Loan Party, which cost shall not include any additional charges except charges for delivery of the Vehicle to the Loan Party if the invoice includes such charges. All Vehicles acquired with a New Vehicle Loan shall be stored and exhibited for sale (but not lease) in the ordinary course of a Loan Party's business, and the Loan Party shall not use the Vehicles for any other purpose.

                  (ii) Each request for a New Vehicle Loan under this Agreement shall constitute a representation and warranty by the Borrower and the other Loan Parties (A) that the conditions set forth in Sections 3.1 and
3.2 have been satisfied as of the date of such request, and (B) that if the New Vehicle Loan is advanced to finance the purchase of a Vehicle, (x) the Vehicle is a New Vehicle, (y) the Vehicle is either in the applicable Loan

Party's possession or has been ordered and shipped to the Loan Party for whose benefit the New Vehicle Loan was advanced, and (z) the Seller's invoice correctly states the amount of the purchase price for the Vehicle and such amount is reasonable.

                  (iii) Each New Vehicle Loan may be either a Prime Rate Loan or a LIBOR Loan and, subject to the provisions of Section 2.5(d), shall bear interest as provided in Section 2.5(a) or 2.5(b), respectively.

            (b)   Swingline Loans.

                  (i) Upon the terms and subject to the conditions of this Agreement, and in reliance upon the representations, warranties and covenants of the Loan Parties in this Agreement and the other Loan Documents, the Swingline Lender agrees to make "Swingline Loans" to the Borrower. The Borrower may borrow, repay, prepay and reborrow Swingline Loans, subject to the terms of this Agreement and up to the limits imposed by this
Section 2.1(b), from time to time between the Closing Date and the Maturity Date upon request given to the Agent pursuant to Section 2.3(a)(ii), provided that:

                        (A) The Total Swingline Loan Outstandings (after giving effect to all requested Swingline Loans) shall not at any time exceed the Swingline Commitment in the aggregate;

                        (B) The sum of the Total Swingline Loan Outstandings plus the Total New Vehicle Loan Outstandings (after giving effect to all requested New Vehicle Loans and Swingline Loans) shall not exceed the Total New Vehicle Commitment; and

                        (C) Except as contemplated by Section 2.7(a)(ii), a Swingline Loan shall only be used to finance the purchase of a New Vehicle from a Seller for inventory. No Swingline Loan shall exceed the cost of the New Vehicle to be acquired, as stated on the Seller's invoice to the Loan Party, which cost shall not include any additional charges except charges for delivery of the Vehicle to the Loan Party if the invoice includes such charges. All Vehicles acquired with a Swingline Loan shall be stored and exhibited for sale (but not lease) in the ordinary course of a Loan Party's business, and the Loan Party shall not use the Vehicles for any other purpose.

                  (ii) Each request for a Swingline Loan under this Agreement shall constitute a representation and warranty by the Borrower and the other Loan Parties (A) that the conditions set forth in Sections 3.1 and
3.2 have been satisfied as of the date of such request, and (B) unless the Swingline Loan is advanced pursuant to Section 2.7(a)(ii) that as to the Vehicle to be acquired with the advance of the Swingline Loan (I) the Vehicle is a New Vehicle, (II) the Vehicle is either in the applicable Loan Party's possession or has been ordered and shipped to the Loan Party for whose benefit the Swingline Loan was advanced, and (III) the Seller's invoice correctly states the amount of the purchase price for the Vehicle and such amount is reasonable.

                  (iii) Each Swingline Loan shall be a Prime Rate Loan and, subject to the provisions of Section 2.5(d), shall bear interest as provided in Section 2.5(a).

            (c)   Program and Used Vehicle Loans.

                  (i) Upon the terms and subject to the conditions of this Agreement, and in reliance upon the representations, warranties and covenants of the Loan Parties in this Agreement and the other Loan Documents, each of the Lenders agrees, severally and not jointly, to make "Program and Used Vehicle Loans" to the Borrower. The Borrower may borrow, repay, prepay and reborrow Program and Used Vehicle Loans for any purpose (except to acquire any interest in real property other than fixtures), subject to the terms of this Agreement and up to the limits imposed by this Section 2.1(c), from time to time between the Closing Date and the Maturity Date upon request given to the Agent pursuant to Section 2.3(b), provided that:

                        (A) After giving effect to all requested Program and Used Vehicle Loans, the Total Program and Used Vehicle Loan Outstandings shall not at any time exceed the lesser of Total Program and Used Vehicle Commitment or the applicable Borrowing Base;

                        (B) The sum of the aggregate principal amount of outstanding Program and Used Vehicle Loans made by each Lender shall not at any time (after giving effect to all requested Program and Used Vehicle Loans) exceed such Lender's Program and Used Vehicle Commitment; and

                        (C) All Vehicles acquired with a Program and Used Vehicle Loan shall be stored and exhibited for sale (but not lease) in the ordinary course of a Loan Party's business, and the Loan Party shall not use the Vehicles for any other purpose.

                  (ii) Each request for a Program and Used Vehicle Loan under this Agreement shall constitute a representation and warranty by the Borrower and the other Loan Parties (A) that the conditions set forth in Sections 3.1 and 3.2 have been satisfied as of the date of such request, and
(B) that if the Program and Used Vehicle Loan is advanced to finance the purchase of a Vehicle, (x) the Vehicle is a Program Vehicle or a Used Vehicle, (y) the Vehicle is either in the applicable Loan Party's possession or has been ordered and shipped to the Loan Party for whose benefit the Program and Used Vehicle Loan was advanced, and (z) the Seller's invoice or other sales documentation correctly states the amount of the purchase price for the Vehicle and such amount is reasonable and does not include any other costs except for the cost of delivery or a reasonable amount for reconditioning.

                  (iii) Each Program and Used Vehicle Loan may be either a Prime Rate Loan or a LIBOR Loan and, subject to the provisions of Section 2.5(d), shall bear interest as provided in Section 2.5(a) or 2.5(b), respectively.

            (d)   Demonstrator Vehicle Loans.

                  (i) Upon the terms and subject to the conditions of this Agreement, and in reliance upon the representations, warranties and covenants of the Loan Parties in this Agreement and the other Loan Documents, each of the Lenders agrees, severally and not jointly, to make "Demonstrator Vehicle" Loans to the Borrower. The Borrower may borrow, repay, prepay and reborrow Demonstrator Vehicle Loans to acquire Demonstrator Vehicles or to refinance a New Vehicle Loan with respect to a New Vehicle that becomes a Demonstrator Vehicle, subject to the terms of this Agreement and up to the limits imposed by this Section 2.1(d), from time to time between the Closing Date and the Maturity Date upon request given to the Agent pursuant to Section 2.3(b), provided that:

                        (A)   After   giving    effect   to   all    requested
Demonstrator Vehicle Loans, the Total Demonstrator Vehicle Loan Outstandings shall not at any time exceed the Total Demonstrator Vehicle Commitment;

                        (B) The sum of the aggregate principal amount of outstanding Demonstrator Vehicle Loans made by each Lender shall not at any time (after giving effect to all requested Demonstrator Vehicle Loans) exceed such Lender's Demonstrator Vehicle Commitment; and

                        (C) No Demonstrator Vehicle Loan used to purchase a Demonstrator Vehicle for inventory shall exceed the cost of the Demonstrator Vehicle to be acquired, as stated on the Seller's invoice to the Loan Party, which cost shall not include any additional charges except charges for delivery of the Vehicle to the Loan Party if the invoice includes such charges. All Vehicles acquired with a Demonstrator Vehicle Loan or that become Demonstrator Vehicles shall be stored and exhibited for sale (but not lease) in the ordinary course of a Loan Party's business, and the Loan Party shall not use the Vehicles for any other purpose.

                  (ii) Each request for a Demonstrator Vehicle Loan under this Agreement shall constitute a representation and warranty by the Borrower and the other Loan Parties (A) that the conditions set forth in Sections 3.1 and 3.2 have been satisfied as of the date of such request, (B) that the Vehicle is a Demonstrator Vehicle, (C) the Vehicle is either in the applicable Loan Party's possession or has been ordered and shipped to the Loan Party for whose benefit the Demonstrator Vehicle Loan was advanced, and
(D) the Seller's invoice correctly states the amount of the purchase price for the Vehicle and such amount is reasonable.

                  (iii) Each Demonstrator Vehicle Loan shall be a Prime Rate Loan and, subject to the provisions of Section 2.5(d), shall bear interest as provided in Section 2.5(a).

            (e)   Acquisition Loans.

                  (i) Upon the terms and subject to the conditions of this Agreement, and in reliance upon the representations, warranties and covenants of the Loan Parties in this Agreement and the other Loan Documents, each of the Lenders agrees, severally and not jointly, to make "Acquisition Revolving Loans" to the Borrower. The Borrower may borrow, repay, prepay and reborrow

Acquisition Revolving Loans for any purpose, subject to the terms of this Agreement and up to the limits imposed by this Section 2.1(e)(i), from time to time between the Closing Date and the Maturity Date upon request given to the Agent pursuant to Section 2.3(b), provided that:

                        (A)   After   giving    effect   to   all    requested
Acquisition Loans, the Total Acquisition Loan Outstandings shall not at any time exceed the lesser of the Total Acquisition Loan Commitment or the applicable Borrowing Base; and

                        (B) The sum of the aggregate principal amount of outstanding Acquisition Loans made by each Lender shall not at any time (after giving effect to all requested Acquisition Loans) exceed such Lender's Acquisition Loan Commitment.

In connection with an Acquisition, the Lenders shall make advances under the Acquisition Loan from time to time provided the Loan Parties specifically comply with the requirements of Section 5.17 of this Agreement in addition to the other requirements of this Agreement. If any portion of the Acquisition Revolving Loan is used to acquire any interest in real property other than fixtures, that portion of the Acquisition Revolving Loan cannot exceed 75% of the appraised value of the real property interest to be acquired (not including the value of the fixtures to be acquired). Inventory acquired from any portion of Acquisition Revolving Loan shall be used exclusively for the purpose of storing and exhibiting the inventory for sale (but not for lease) in the ordinary course of the Loan Parties' business. The Loan Parties shall not use the inventory for any other purpose. Each request for a Acquisition Revolving Loan under this Agreement shall constitute a representation and warranty by the Borrower and the other Loan Parties that the conditions set forth in Sections 3.1 and 3.2 have been satisfied as of the date of such request. Each Acquisition Revolving Loan may be either a Prime Rate Loan or a LIBOR Loan and, subject to the provisions of Section 2.5(d), shall bear interest as provided in Section 2.5(a) or 2.5(b), respectively.

                  (ii)  Subject  to the  provisions  of  Section  3.2 and this
Section 2.1(e)(ii), the Borrower may elect to convert all or a portion of the Acquisition Revolving Loans to an amortizing term loan (the "Acquisition Term Loan") on the Maturity Date. No earlier than sixty (60) days and no later than thirty (30) days prior to the Maturity Date, the Borrower shall give the Agent written notice, which notice shall be irrevocable, of the portion of the outstanding principal balance of all Acquisition Revolving Loans that it intends to convert to the Acquisition Term Loan; provided, however, that on the Maturity Date the Borrower shall pay to the Agent for the benefit of the
Lenders:

                        (A)   An   amount   equal  to  the   amount   of  each
Acquisition Revolving Loan used to purchase an interest in real property (other than fixtures);

                        (B) The unpaid principal balance of all Acquisition Revolving Loans that do not convert to the Acquisition Term Loan (or the entire unpaid principal balance of all Acquisition Revolving Loans if the Borrower failed to give the notice required by this Section 2.1(e)(ii)); and

                        (C)    All   accrued   and  unpaid   interest  on  the
outstanding principal balance of all Acquisition Revolving Loans and all Fees and other Obligations with respect thereto.

The Total Acquisition Loan Outstandings may not at any time, including without limitation on or after the Maturity Date, exceed the applicable Borrowing Base, and no Acquisition Loans shall be made after the Maturity Date. The Acquisition Term Loan shall be either a Prime Rate Loan or LIBOR Loan and, subject to the provisions of Section 2.5(d), shall bear interest as provided in Section 2.5(a) or 2.5(b), respectively .

            (f) Limitations. No LIBOR Loan shall be requested or made for less than a minimum of $500,000 in principal amount and in integral multiples of $500,000 in excess of such minimum amount. No more than five (5) LIBOR Loans under each of the Total New Vehicle Loan Commitment, the Total Program and Used Vehicle Loan Commitment, or the Total Acquisition Loan Commitment may be outstanding at any time. No Prime Rate Loan that is a New Vehicle Loan or a Program and Used Vehicle Loan shall be requested or made for less than a minimum of $500,000 in principal amount. With respect to Swingline Loans requested pursuant to Section 2.3(a)(ii) but not with respect to Swingline Loans advanced pursuant to Sections 2.3(a)(i) or 2.7(a)(ii), the maximum principal amount advanced by the Swingline Lender on any Business Day shall not exceed $250,000.

            (g) Conversion of Loans. Upon the terms and subject to the conditions of this Agreement, the Borrower may convert all or any part (in integral multiples of $500,000) of any outstanding Loan (other than a Swingline Loan or a Demonstrator Vehicle Loan) of one Type into a Loan of another Type on any Business Day (which, in the case of a conversion of an outstanding LIBOR Loan, shall be the last day of the Interest Period applicable to such LIBOR Loan). The Borrower shall give the Agent prior notice of each such conversion (which notice shall be effective upon receipt) in accordance with Section 2.3.

            (h)   Termination or Limitations of Commitments.

                  (i) Each of the Lenders' New Vehicle Commitment, Program and Used Vehicle Commitment, Demonstrator Vehicle Commitment, and Acquisition Loan Commitments shall terminate on the Maturity Date. The Swingline Lender's Swingline Commitment shall terminate on the Maturity Date.

                  (ii) From time to time, the Agent, in its sole discretion without consent or approval of any other Lender, may place or modify limitations on the maximum amount of the New Vehicle Loan Outstandings, the Program and Used Vehicle Loan Outstandings, the Demonstrator Vehicle Loan Outstandings and/or the Acquisition Loan Outstandings to be advanced for the benefit of any one Loan Party other than the Borrower. Additionally, from time to time, the Swingline Lender, at its sole discretion, may place or modify limitations on the maximum amount payable to any Seller or other appropriate party under a debit or draft authorization (or similar instrument or arrangement). The Agent or the Swingline Lender, respectively, shall notify Borrower of any such limits not less than 24 hours prior to the time they become effective. Nothing in this Section 2.1(h)(ii) shall alter the provisions of Section 11.7(b)(ii)(A).

                  (iii) The  Swingline  Lender or the Agent may give notice to any Seller or other appropriate party terminating any debit or draft authorization (or similar instrument or arrangement) so that the Swingline Lender has no obligation to honor any debit or draft authorization (or similar instrument or arrangement) on or after the Maturity Date. Additionally, if an Event of Default has occurred, the Swingline Lender may give notice to any Seller or other appropriate party terminating any debit or draft authorization (or similar instrument or arrangement).

                  (iv)  No termination of any Commitment may be reinstated.

      2.2   The Notes.

            (a) The New Vehicle Loans shall be evidenced by separate promissory notes for each Lender in a principal amount equal to such Lender's New Vehicle Commitment, each such note to be substantially in the form of Exhibit A-1 to this Agreement, dated as of the Closing Date, and completed with appropriate insertions (each such note being referred to in this Agreement as a "New Vehicle Note" and collectively as the "New Vehicle Notes").

            (b) The Swingline Loan shall be evidenced by a Promissory Note for the Swingline Lender in a principal amount equal to the Swingline
Lender's Swingline Commitment, substantially in the form of Exhibit A-2 to this Agreement, dated as of the Closing Date, and completed with appropriate insertions (the "Swingline Note").

            (c) The Program and Used Vehicle Loans shall be evidenced by separate promissory notes for each Lender in a principal amount equal to such Lender's Program and Used Vehicle Commitment, each such note to be in substantially the form of Exhibit A-3 to this Agreement, dated as of the Closing Date, and completed with appropriate insertions (each such note being referred to as a "Program and Used Vehicle Note" and collectively as the "Program and Used Vehicle Notes").

            (d) The Demonstrator Vehicle Loans shall be evidenced by separate promissory notes for each Lender in a principal amount equal to such Lender's Demonstrator Vehicle Commitment, if any, each such note to be in substantially the form of Exhibit A-4 to this Agreement, dated as of the Closing Date, and completed with appropriate insertions (each such note being referred to as a "Demonstrator Vehicle Note" and collectively as the "Demonstrator Vehicle Notes").

            (e) The Acquisition Revolving Loans shall be evidenced by separate promissory notes for each Lender in a principal amount equal to such Lender's Acquisition Loan Commitment, each such note to be in substantially the form of Exhibit A-5A to this Agreement, dated as of the Closing Date, and completed with appropriate insertions (each such note being referred to as an "Acquisition Revolving Note" and collectively as the "Acquisition Revolving Notes"). The Acquisition Term Loan shall be evidenced by separate promissory notes for each Lender in a principal amount equal to such Lender's Pro Rata Share of each Acquisition Term Loan (based on the Lender's Pro Rata Share of the Total Acquisition Loan Commitment), each such note to be in substantially the form of Exhibit A-5B to this Agreement, dated as of the Maturity Date, and completed with appropriate insertions (each such note being referred to as an "Acquisition Term Note" and collectively as the "Acquisition Term Notes").

            (f) The Borrower irrevocably authorizes the Agent and each of the Lenders to make or cause to be made, at or about the time of the Drawdown Date of any Loan or at the time of receipt of any payment of principal on the Notes, an appropriate notation on its Note Record reflecting the making of such Loan or (as the case may be) the receipt of such payment. The outstanding amount of the Loans set forth on the Note Records shall be prima facie evidence of the principal amount thereof owing and unpaid to the Lenders, but the failure to record, or any error in so recording, any such amount on the Agent's or on any Lender's Note Record shall not limit or otherwise affect the obligations of the Borrower under this Agreement, any Loan Document, or under any Note to make payments of principal of or interest on any Note when due.

      2.3   Notice and Manner of Borrowing or Conversion of Loans.

            (a)   With respect to Swingline Loans:

                  (i) Subject to Sections 2.1(b) and (h), the Swingline Lender may from time to time advance sums of money on behalf of the Loan Parties to any Seller for whose benefit U.S. Bank has executed a debit or draft authorization (or similar instrument or arrangement) for the purpose of enabling the Loan Parties to acquire Vehicle inventory. Presentation of drafts or other requests for payment by a Seller shall be in lieu of a Notice of Borrowing for the amount of the Swingline Loan. The invoices or other sales documentation submitted by the Sellers from whom the Loan Parties purchase inventory and/or the drafts or debits paid by the Swingline Lender shall serve as conclusive evidence of each such Swingline Loan. The Loan Parties irrevocably authorize the Swingline Lender to pay all drafts or invoices upon presentation by a Seller supplying the Vehicle to the Loan Parties.

                  (ii) Whenever the Borrower desires to obtain a Swingline Loan under this Agreement other than pursuant to Section 2.3(a)(i) or 2.7(a)(ii), the Borrower shall give the Agent a written Notice of Borrowing or Conversion (or a telephonic notice promptly confirmed by a written Notice of Borrowing or Conversion), which Notice shall be irrevocable and which must be received no later than 9:00 a.m. (Portland, Oregon time) on the Business Day on which the requested Swingline Loan is to be made. Such Notice of Borrowing or Conversion shall specify the effective date and amount of each Swingline Loan to be made. If the written confirmation of any telephonic notification differs in any material respect from the action taken by the Agent, the records of the Agent shall control absent manifest error. The Swingline Lender shall initiate the transfer of funds representing the Swingline Loan to the Borrower (or to the entity that the Borrower designates in writing in the Notice) by 4:00 p.m. (Portland, Oregon time) on the Business Day of the requested advance.

            (b) Whenever the Borrower desires to obtain a Loan under this Agreement (other than a Swingline Loan), to continue an outstanding LIBOR Loan for a new Interest Period, or to convert an outstanding Loan into a Loan of another Type, the Borrower shall give the Agent a written Notice of Borrowing or Conversion (or a telephonic notice promptly confirmed by a written Notice of Borrowing or Conversion), which Notice shall be irrevocable and which must be received no later than 9:00 a.m. (Portland, Oregon time) (and a Borrowing Base Certificate if such Notice relates to a Program and Used Vehicle Loan or an Acquisition Revolving Loan) on the date (i) one Business Day before the day on which the requested Loan is to be made as or converted to a Prime Rate Loan, and (ii) three Business Days before the day on which the requested Loan is to be made or continued as or converted to a LIBOR Loan. Such Notice of Borrowing or Conversion shall specify (x) the effective date and amount of each Loan or portion thereof requested to be made, continued or converted, subject to the limitations set forth in Section 2.1, (y) the interest rate option requested to be applicable thereto, and (z) the duration of the applicable Interest Period, if any (subject to the provisions of the definition of the term "Interest Period"). If such Notice fails to specify the interest rate option to be applicable to the requested Loan, then the Borrower shall be deemed to have requested a Prime Rate Loan. If the written confirmation of any telephonic notification differs in any material respect from the action taken by the Agent, the records of the Agent shall control absent manifest error.

            (c) Subject to the provisions of the definition of the term "Interest Period" in this Agreement, the duration of each Interest Period for a LIBOR Loan shall be as specified in the applicable Notice of Borrowing or Conversion. If no Interest Period is specified in a Notice of Borrowing or Conversion with respect to a requested LIBOR Loan, then the Borrower shall be deemed to have selected an Interest Period of one month's duration. If the Agent receives a Notice of Borrowing or Conversion after the time specified in subsection (a) above, such Notice shall not be effective. If the Agent does not receive an effective Notice of Borrowing or Conversion with respect to an outstanding LIBOR Loan, or if, when such Notice must be given prior to the end of the Interest Period applicable to such outstanding Loan, the Borrower shall have failed to satisfy any of the conditions of this Agreement, the Borrower shall be deemed to have elected to convert such outstanding Loan in whole into a Prime Rate Loan on the last day of the then current Interest Period with respect thereto.

            (d) Notwithstanding any contrary provision of this Agreement and without limiting any other rights of any Lender if a Default or Event of Default has occurred and is continuing, the Borrower (i) may not select a LIBOR Loan, (ii) may not convert a Prime Rate Loan to a LIBOR Loan, and
(iii) no LIBOR Loan may continue as a LIBOR Loan for a new Interest Period. If a Default or Event of Default has occurred and is continuing, each LIBOR Loan shall automatically convert to a Prime Rate Loan at the expiration of the applicable Interest Period.

            (e)   If at any  time  the  Borrower  desires  to  transfer  a New
Vehicle, acquired using a New Vehicle Loan, to a Program Vehicle or a Demonstrator Vehicle, or the Borrower desires to transfer a Demonstrator Vehicle, acquired or refinanced using a Demonstrator Vehicle Loan, to a Program Vehicle, then the Borrower must refinance an amount equal to such New Vehicle Loan or Demonstrator Vehicle Loan advanced with respect to the Vehicle, together with all accrued and unpaid interest thereon and all Fees with respect thereto, with a Program and Used Vehicle Loan or Demonstrator Vehicle Loan, as the case may be, by providing the Agent with a written Notice of Borrowing or Conversion (or telephonic notice promptly confirmed by a written Notice of Borrowing or Conversion), which notice shall be irrevocable and which must be received no later than 9:00 a.m. (Portland, Oregon time), at least three Business Days before the day on which the Vehicle will be placed as a Program Vehicle or a Demonstrator Vehicle, and a Borrowing Base Certificate if the New Vehicle Loan or the Demonstrator Loan will be converted to a Program and Used Vehicle Loan. The Notice of Borrowing or Conversion shall also specify for each such Vehicle the make, model and model year, Loan Party in possession of the Vehicle, serial and motor number

      (f) Each Loan Party (other than the Borrower) hereby appoints the Borrower as its agent with respect to the receiving and giving of any notices, requests, instructions, reports, schedules, revisions, financial statements or any other written or oral communications under this Agreement or any other Loan Document. The Borrower shall keep complete, correct and accurate records of all Loans and the application of proceeds thereof and all payments with respect to the Loans and other amounts due under this Agreement or any other Loan Document. The Borrower shall determine the allocation of proceeds of Loans among the Loan Parties, subject to the other terms and conditions of this Agreement. The Lenders are hereby entitled to rely on any communications given or transmitted by the Borrower as if such communication were given or transmitted by each and every Loan Party; provided, however, that any communication given or transmitted by any Loan Party other than the Borrower shall be binding with respect to such Loan Party. Any communication given or transmitted by the Agent or any Lender to the Borrower shall be deemed given and transmitted to each and every Loan Party. Notwithstanding the foregoing, all Obligations of the Loan Parties under this Agreement shall be joint and several.

      2.4   Funding of Loans.

            (a) Loans shall be made by the Lenders pro rata in accordance with their respective Commitments, provided, however that the failure of any Lender to make any Loan shall not relieve any other Lender of its obligation to lend under this Agreement (it being understood, however, that no Lender shall be responsible for the failure of any other Lender to make any Loan required to be made by such other Lender).

            (b) From time to time, the Swingline Lender at its discretion may demand repayment of its Swingline Loans by an advance of any other Prime Rate Loan, in which case the Borrower shall be deemed to have requested such Prime Rate Loan in accordance with Section 2.3 of this Agreement. With respect to a demand resulting in an advance for a New Vehicle Loan or a Program and Used Vehicle Loan, each demand shall be in an amount not less than $500,000. Each such demand by the Swingline Lender shall be deemed to have been given one Business Day prior to the Maturity Date, on the date of occurrence of any Default or Event of Default, or on the exercise of any remedies under Section 8.2 of this Agreement, as the case may be. To the extent that the Swingline Lender demands repayment of any portion of its Swingline Loans, the Swingline Lender shall notify the Lenders on any Business Day and require the Lenders to advance their respective Pro Rata Shares of the Loan based on the Lender's Pro Rata Share of the Loan Commitment of the Loan to be advanced. Such notice shall specify the Loan and the aggregate amount of the Loan that Lenders will advance. Each Lender absolutely and unconditionally agrees that immediately on receipt of such notice to pay the Swingline Lender such Lender's Pro Rata Share of such Loan.

                   (i) Each Lender acknowledges and agrees that its obligation to pay its Pro Rata Share of the Loan pursuant to this Section 2.4(b) is absolute, irrevocable and unconditional and shall not be affected by any circumstance whatsoever, including:

                        (A) the occurrence and continuance of a Default or Event of Default,

                        (B) the fact that the amount of such advance does not comply with any minimum requirement;

                        (C) whether any conditions specified in Section 3.1 and 3.2 are then satisfied;

                        (D) the failure of any such request or deemed request for a Loan to be made by the time otherwise required under this Agreement;

                        (E) the fact that the date of borrowing is not a date on which such Loan is otherwise permitted to be made under this Agreement;

                        (F) in the case of an advance to honor a debit or draft authorization (or similar instrument or arrangement) on presentation by a Seller or other appropriate party, any termination of the Loan Commitment relating thereto occurring less than thirty days prior to the advance, or contemporaneously with the advance;

                        (G) the fact that the Swingline Loan Outstandings exceed the Total Swingline Commitment (as the Lenders acknowledge that the primary purpose of the Swingline Commitment is to honor drafts of Sellers with respect to the purchase of Vehicle inventory by the Loan Parties and that, subject to the draft authorizations from the Swingline Lender in favor of various Sellers, it may be difficult for the Swingline Lender to confirm at any given time the Swingline Loan Outstandings; provided, however, that notwithstanding anything to the contrary contained in this Agreement, the Lenders shall have no obligation whatsoever, whether directly or indirectly, to fund any amount in excess of their respective Commitments); and

                        (H) the fact that the request for the Loan is made after the Maturity Date so long as the applicable Swingline Loans are advanced pursuant to Section 2.3(a)(i) on or before the Maturity Date; and

                  (ii) Each Lender further acknowledges and agrees that each such payment shall be made without any offset, abatement, withholding or reduction whatsoever.

                  (iii) Each Lender shall comply with its obligation under this Section 2.4(b)(iii) by wire transfer of immediately available funds, in the same manner as provided in Section 2.4(c) with respect to the Loans made by such Lender, and such Section 2.4(c) shall generally apply to the payment obligations of the Lenders arising under this Section 2.4(b)(iii), with appropriate changes in details as may be required by Agent to reflect the terms of this Section 2.4(b)(iii). The repayment of any Swingline Loan pursuant to this paragraph shall not relieve the Borrower (or other party liable for obligations of the Borrower) of any default in the payment thereof. In the event that any Loan cannot for any reason be made on the date otherwise required in this Section 2.4(b)(iii) (including without limitation as a result of the commencement of a proceeding under Title 11, United States Code, with respect to any Loan Party), then each Lender agrees that it shall immediately purchase (as of the date such advance would otherwise have occurred, but adjusted for any payments received from the Borrower on or after such date and prior to such purchase) from the Swingline Lender such participation in the outstanding Swingline Loans as shall be necessary to cause each such Lender to share in such Swingline Loans ratably based on its Pro Rata Share of the Total New Vehicle Commitment (determined before giving effect to any termination of the Commitments), provided that all interest payable on the Swingline Loans shall be for the account of the Swingline Lender until the date as of which the respective participation is purchased.

            (c) The Agent shall promptly notify the Lenders of any requested Loan and of the Drawdown Date thereof and the amount of each Lender's Pro Rata Share of such Loan. If the Agent gives such notice before 12:00 p.m. (Portland, Oregon time) on the Business Day immediately preceding the proposed Drawdown Date, each Lender will, not later than 1:00 p.m. (Portland, Oregon time) on the proposed Drawdown Date of such Loan, make available to the Agent, at 10800 NE 8th, Suite 900, Bellevue, Washington 98004, in immediately available funds, the amount of such Lender's Pro Rata Share of the amount of such requested Loan. Upon receipt by the Agent of such amount, and upon receipt of the documents required by Section 3 and the satisfaction of the other conditions set forth therein (to the extent applicable), the Agent will make available to the Borrower the aggregate amount of such Loan. The failure or refusal of any Lender to make available to the Agent at the aforesaid time and place on any Drawdown Date the amount of its Pro Rata Share of any requested Loans shall not relieve any other Lender from its several obligation under this Agreement to make available to the Agent the amount of such other Lender's Pro Rata Share of any requested Loans. The Agent may, unless notified to the contrary by any Lender prior to a Drawdown Date, assume that each such Lender has made available to the Agent on such Drawdown Date the amount of such Lender's Pro Rata Share of the Loans to be made on such Drawdown Date, and the Agent may (but it shall not be required to), in reliance upon such assumption, make available to the Borrower a corresponding amount. If any Lender makes available to the Agent such amount on a date after such Drawdown Date, such Lender shall pay to the Agent on demand an amount equal to the product of (i) the average, computed for the period referred to in clause (iii) below, of the Federal Funds Rate for each day included in such period, times (ii) the amount of such Lender's Pro Rata Share of any such Loans times (iii) a fraction, the numerator of which is the number of days that elapse from and including such Drawdown Date to the date on which the amount of such Lender's Pro Rata Share of such Loans shall become immediately available to the Agent, and the denominator of which is 360. A statement of the Agent submitted to such Lender with respect to any amounts owing under this paragraph shall be prima facie evidence of the amount due and owing to the Agent by such Lender. If the amount of such Lender's Pro Rata Share of such Loans is not made available to the Agent by such Lender with three (3) Business Days following such Drawdown Date, the Agent shall be entitled to recover such amount from the Borrower on demand, with interest thereon at the rate per annum applicable to the Loans made on such Drawdown Date.

            (d) The failure or refusal of any Lender to make available to the Agent at the aforesaid time and place on any Drawdown Date the amount of its Pro Rata Share of any Loans shall not relieve any other Lender from its several obligation under this Agreement to make available to the Agent the amount of such other Lender's Pro Rata Share of any Loans.

      2.5   Interest Rates and Payments of Interest.

            (a) Each Loan, which is a Prime Rate Loan, shall bear interest on the outstanding principal amount thereof at a rate per annum equal to the Prime Rate plus the Applicable Margin, which rate shall change contemporaneously with any change in the Prime Rate or the Applicable Margin, as provided below. All interest accrued during each calendar month shall be paid on or before the tenth day of the following calendar month.

            (b) Each Loan, which is a LIBOR Loan, shall bear interest on the outstanding principal amount thereof, for each Interest Period applicable thereto, at a rate per annum equal to the LIBOR Rate plus the Applicable Margin, which rate shall change with any change in the LIBOR Rate or the Applicable Margin, as provided below. All interest accrued during each calendar month shall be paid on or before the tenth day of the following calendar month.

            (c) If the Borrower chooses a LIBOR Loan, the Borrower shall pay interest based at the LIBOR Rate plus the Applicable Margin, together with any other applicable taxes or charges under this Agreement, even though any Lender may have obtained the funds loaned to the Borrower from sources other than the applicable eurodollar market and at interest rates other than the LIBOR Rate. The Agent's determination of the LIBOR Rate shall be conclusive in the absence of manifest error.

            (d) If a Default or Event of Default occurs and is continuing, then (i) all LIBOR Loans shall bear interest at a rate equal to the LIBOR
Rate plus the Applicable Margin plus 3% per annum until the end of the applicable LIBOR Interest Period and shall be automatically converted into a Prime Rate Loan at the end of the applicable LIBOR Interest Period, and
(ii) all Prime Rate Loans shall bear interest at the Prime Rate plus the Applicable Margin plus 3%.

            (e)   The  Applicable  Margin  under  any  Type of Loan  shall  be automatically adjusted as of the first day of the calendar month following the Agent's receipt of a Compliance Certificate, pursuant to Section 5.1(g) of this Agreement, based on the Debt to Cash Flow Ratio as of the last day of the fiscal quarter for which the Compliance Certificate was prepared; provided, however, that if the Borrower does not timely furnish any Compliance Certificate to the Lenders, the Applicable Margin shall increase without notice to the highest percentage for the applicable Type of Loan as of the first day of the calendar month following the due date of the Compliance Certificate. On the first Business Day of the second calendar month after the date the Agent receives the late Compliance Certificate, the Applicable Margin will change to the Applicable Margin, based on the Debt to Cash Flow Ratio, for the applicable Type of Loan.

      2.6   Fees.

            (a) The Borrower shall pay to the Agent for the ratable benefit of the Lenders a commitment fee (the "Commitment Fee"), payable quarterly in arrears on the first Business Day of each calendar quarter and on the Maturity Date for the quarter just completed (or if the Maturity Date occurs during a fiscal quarter, from the end of the prior fiscal quarter through the Maturity Date), equal to the sum of (i) .125% multiplied by the average daily amount for such quarter just completed or partial quarter, as the case may be, of the difference between (A) the Total New Vehicle Commitment and
(B) the Total New Vehicle Loan Outstandings (the Swingline Loan Outstandings shall not be included in this calculation), plus (ii) .125% multiplied by the average daily amount for such quarter just completed or partial quarter, as the case may be, of the difference between (A) the Total Program and Used Vehicle Commitment and (B) the Total Program and Used Vehicle Loan Outstandings, plus (iii) .125% multiplied by the average daily amount for such quarter just completed or partial quarter, as the case may be, of the difference between (A) the Total Acquisition Loan Commitment and (B) the Total Acquisition Loan Outstandings.

            (b) The Borrower shall pay to the Swingline Lender for its sole account a fee in an amount agreed to between the Borrower and the Swingline Lender pursuant to the terms of any fee letter.

            (c) The Borrower shall pay to the Agent, solely for the account of the Agent, such other fees pursuant to the terms of any fee letter.

            (d) On or before the Closing Date, the Borrower shall pay to the Agent for the benefit of the Initial Lenders an up-front fee in the amount of $150,000 in connection with the Total Acquisition Loan Commitment.

            (e) The Borrower authorizes the Agent and the Lenders to charge (no such charge shall be deemed to be a set-off) to their Note Records, as of the date due to the Lender or paid by the Lender, the interest, fees, charges, taxes and expenses provided for in this Agreement, the Security Documents or any other document executed or delivered in connection with this Agreement.

      2.7   Payments and Prepayments of the Loans.

            (a)   Cash Sweep Service.

                  (i)   In addition to Swingline Loans  requested  pursuant to
Section 2.1(b), the Borrower may also receive and repay advances in accordance with the provisions of this Section 2.7(a) (the "Cash Sweep

Service"). Such advances shall be Swingline Loans and shall be subject to the limits set forth in Section 2.1(b).

                  (ii)  Subject   to  Section   2.7(a)(iii),   funds  will  be
transferred between the Borrower's deposit account number 025-000-1187 ("DDA") maintained with U.S. Bank and Swingline Lender at the close of each Business Day so that the DDA maintains a collected balance equal to a pre-established balance (the "Peg Balance"). Any amounts advanced by Swingline Lender to increase the collected balance in the DDA to the Loan Peg Balance shall be Swingline Loans. Any collected funds in the DDA that exceed the Peg Balance ("Excess Collected Funds") will be applied as payments to reduce the Total Swingline Loan Outstandings. The Swingline Lender may limit the amount of Excess Collected Funds that it will transfer to or from the Swingline Commitment on any particular day. Should the collected funds in the DDA be less than the Peg Balance, a Swingline Loan will be made to restore the DDA to the Peg Balance. Should Swingline Loan Outstandings be zero, and should Excess Collected Funds exceed $1,000,000, the full amount collected shall be applied to Prime Rate Loans in the following order:
(w) first, to the New Vehicle Loan Outstandings, (x) second, to the Total Program and Used Vehicle Loan Outstandings, and (y) third, to the portion of the Total Acquisition Loan Outstandings attributable to Acquisition Revolving Loans. Any remaining Excess Collected Funds shall be maintained in the DDA unless otherwise agreed.

                  (iii) All Swingline Loans made pursuant to this Section 2.7(a) shall be deemed to have been requested by Borrower and shall be subject to the terms and conditions of this Agreement and the Loan Documents.

                  (iv)  The Peg Balance for the DDA will be the amount  agreed upon from time to time between Swingline Lender and the Borrower. On the date of this Agreement, the amount of the Peg Balance shall equal $0.00. The Swingline Lender shall not be accountable for errors in judgment in performing any service hereunder.

                  (v) The Swingline Lender shall not be required to comply with any direction of the Borrower that in its judgment may subject it to liability, or to defend or prosecute any suit or action unless indemnified in a manner and amount satisfactory to it. The Swingline Lender is authorized to accept oral instructions, including telephone instructions, from any Responsible Officer.

                  (vi) The Borrower may terminate the Cash Sweep Service by written notice executed by Borrower and delivered to the Swingline Lender and indemnifying Swingline Lender to its satisfaction against liabilities incurred in the administration of the account. The Swingline Lender may change the terms of or discontinue the Cash Sweep Service at any time upon written notice. On the termination of the Cash Sweep Service, the Swingline Commitment shall terminate, and the Borrower shall pay in full the unpaid principal balance of the Swingline Loans, together with all accrued and unpaid interest thereon and all Fees and other amounts due with respect thereto.

            (b) Prepayments. If at any time and for any reason the aggregate of the Total New Vehicle Loan Outstandings plus the Swingline Loan Outstandings shall exceed the Total New Vehicle Commitment, the Borrower shall immediately pay the amount of such excess to the Agent for application in accordance with the terms of Section 2.8(d) of this Agreement. If at any time Total New Vehicle Loan Outstandings include amounts advanced as Other Purpose Loans and for any reason the aggregate amount outstanding of Total New Vehicle Loan Outstandings plus Swingline Loan Outstandings shall exceed the applicable Borrowing Base (whether reflected on a Borrowing Base Certificate, determined by a Collateral inspection, or otherwise), the Borrower shall immediately pay the amount of such excess to the Agent for application in accordance with the terms of Section 2.8(d) of this Agreement. If at any time and for any reason the aggregate of the Swingline Loan Outstandings shall exceed the Swingline Commitment, the Borrower shall immediately pay the amounts of such excess to the Agent for application in accordance with the terms of Section 2.8(d) of this Agreement. If at any time and for any reason the aggregate of the Total Program and Used Vehicle Loan Outstandings shall exceed the lesser of the Total Program and Used Vehicle Commitment or the applicable Borrowing Base (whether reflected on a Borrowing Base Certificate, determined by a Collateral inspection, or otherwise), the Borrower shall immediately pay the amount of such excess to the Agent for application in accordance with the terms of Section 2.8(d) of this Agreement. If at any time and for any reason the aggregate of the Total Demonstrator Vehicle Loan Outstandings shall exceed the Total Demonstrator Vehicle Commitment, the Borrower shall immediately pay the amount of such excess to the Agent for application in accordance with the terms of
Section 2.8(d) of this Agreement. If at any time and for any reason the aggregate of the Total Acquisition Loan Outstandings shall exceed the lesser of the Total Acquisition Loan Commitment or the applicable Borrowing Base (whether reflected on a Borrowing Base Certificate, determined by a Collateral inspection, or otherwise), the Borrower shall immediately pay the amount of such excess to the Agent for application in accordance with the terms of Section 2.8(d) of this Agreement.

            (c) Proceeds of Vehicle Sales. Within five Business Days following the sale of a Vehicle, or on the receipt of proceeds with respect to such sale, whichever occurs first, the Borrower or the applicable Loan Party shall remit to the Agent an amount at least equal to the amount of any Loan advanced for that Vehicle. If (i) a New Vehicle has not been sold on or before the earlier of the Maturity Date or June 30 of the calendar year after its model year, (ii) if a New Vehicle becomes a Demonstrator Vehicle, a Program Vehicle or a Used Vehicle, or (iii) if a Demonstrator Vehicle becomes a Program Vehicle or a Used Vehicle, the Borrower shall pay to the Agent on the first of those dates to occur, an amount equal to the amount advanced for the Vehicle. In addition, the Borrowers shall immediately pay to the Agent an amount equal to the amount of any refund, rebate, credit or similar item received by any Loan Party with respect to a Vehicle.

            (d) Mandatory Payments of Vehicle Loans. On the Maturity Date, the Borrower shall pay in full to the Agent (i) the unpaid principal balance of the New Vehicle Loans, together with all accrued and unpaid interest thereon and all Fees and other amounts due with respect thereto, (ii) the unpaid principal balance of the Swingline Loans, together with all accrued and unpaid interest thereon and all Fees and other amounts due with respect thereto, (iii) the unpaid principal balance of the Program and Used Vehicle Loans, together with all accrued and unpaid interest thereon and all Fees and other amounts due with respect thereto, and (iv) the unpaid principal balance of the Demonstrator Vehicle Loans, together with all accrued and unpaid interest thereon and all Fees and other amounts due with respect thereto.

            (e) Mandatory and Optional Payments of Acquisition Loans. On the Maturity Date, the Borrower shall pay in full to the Agent the amounts required by Section 2.1(e)(ii) of this Agreement. The Acquisition Term Loan shall be repaid in fifty-nine (59) equal monthly installments of principal plus all interest accrued through the end of the preceding month and one final installment of the entire then outstanding principal balance, together with all accrued and unpaid interest thereon and all Fees with respect thereto. Each monthly principal payment shall be in the amount of one sixtieth (1/60th) of the original principal balance of the Acquisition Term Loan. The first payment shall be due on the tenth day of the month following the date that the aggregate unpaid principal balance of all Acquisition Revolving Loans converts to the Acquisition Term Loan, and each subsequent payment will be due on the same day of each consecutive month until the last month when the entire unpaid principal balance, together with all accrued and unpaid interest thereon and all Fees with respect thereto, shall be due and payable.

            (f) Collateral Issues. The Agent may reject as Collateral any item of inventory received by any Loan Party in damaged condition. Neither the Agent, nor any Lender, has any obligation to inspect inventory for damage before advancing a Loan. If the Lenders have advanced a Loan on damaged inventory, the Borrower shall direct the Seller who received the amount of the Loan advanced, to refund the Loan directly to the Agent. If the Seller fails to refund the Loan within 5 days, the Borrower shall immediately repay the Loan with respect to the damaged Vehicle. In any event, the Borrower shall pay the Lenders all accrued and unpaid interest on the amount of the Loan advanced with respect to the damaged Vehicle and all Fees with respect thereto. Additionally, the Loan Parties shall be responsible for the quantity, quality, condition and value of the inventory selected by the Loan Parties financed under this Agreement. The Lenders shall have no liability of any nature because of the failure of any item of inventory to conform to any of the Loan Parties' specifications, and any dispute between the manufacturer (or other entity from whom a Loan Party acquired an item of inventory) and a Loan Party with respect to such inventory shall not in any way change, modify, affect, or alter the Loan Parties' obligations under this Agreement. Inspections of inventory will be conducted from time to time in accordance with Section 5.5. Within five Business Days following a request from the Agent, the Borrower agrees to pay in full to the Agent for the benefit of the Lenders, together with all accrued and unpaid interest thereon and all Fees with respect thereto, an amount equal to the amount of the Loan advanced, plus 1% of the total amount due, for any item or unit of Collateral

(i) not located on the premises of the Loan Party (except for a Vehicle sold the proceeds of which sale are not yet due under Section 2.7(c) of this Agreement) or (ii) for which the Loan Party no longer has the requisite Title Documents.

            (g) Breakage Charge. The Borrower may prepay Loans that are LIBOR Loans on three Business Days' written notice and on payment of the amounts required by Section 2.9. The Borrower may prepay Loans that are Prime Rate Loans at any time, without premium or penalty, upon one Business Day's notice. Any such notice of prepayment shall be irrevocable. Prepayments will not postpone the date or reduce the amount of any regularly scheduled payment on the Acquisition Term Loan.

            (h) Late Charge. Without limiting any of the Lender's other rights under this Agreement or by law, if any Loan or portion thereof, or any interest thereon or any Fees with respect thereto, or any other amount payable under this Agreement or any other Loan Document is not paid within 10 days after its due date, then the Borrower shall pay to the Agent for the benefit of the Lenders or demand a late payment charge equal to 5% of the amount of the payment due.

      2.8   Method and Allocation of Payments.

            (a) All payments by the Borrower under this Agreement and under any of the other Loan Documents shall be made without set-off or counterclaim and free and clear of and without deduction for any taxes, levies, imposts, duties, charges, fees, deductions, withholdings, compulsory loans, restrictions or conditions of any nature now or hereafter imposed or levied by any jurisdiction or any political subdivision thereof or taxing or other authority therein unless the Borrower is compelled by law to make such deduction or withholding. If any such obligation is imposed upon the Borrower with respect to any amount payable by it under this Agreement or under any of the other Loan Documents, the Borrower will pay to each Lender such additional amount in U.S. Dollars as shall be necessary to enable such Lender to receive the same net amount which such Lender would have received on such due date had no such obligation been imposed upon the Borrower. The Borrower will deliver promptly to each Lender certificates or other valid vouchers or other evidence of payment reasonably satisfactory to the Agent for all taxes or other charges deducted from or paid with respect to payments made by the Borrower under this Agreement or under such other Loan Document. The Lenders may, and the Borrower by this Agreement authorizes the Lenders to, debit the amount of any payment not made by such time to the demand deposit accounts of the Borrower with the Lenders or to their Note Records.

            (b) All payments of principal of and interest with respect to the Loans shall be made to the Agent, for the benefit of the Lenders, pro rata in accordance with their respective Commitments for such Loans, all payments of Commitment Fees shall be made to the Agent for the benefit of the Lenders, pro rata in accordance with their respective Commitments for the Loans, and payment of any other amounts due under this Agreement shall be made to the Agent to be allocated among the Agent and the Lenders as their respective interests appear. All such payments shall be made at the Agent's office at 10800 NE 8th, Suite 900, Bellevue, Washington 98004 or at such other location that the Agent may from time to time designate, in each case in immediately available funds.

            (c) Each Lender shall maintain in accordance with its usual practice a Note Record evidencing the indebtedness of the Borrower to such Lender resulting from each Loan made by such Lender from time to time, including the amounts of principal and interest payable and paid to such Lender from time to time under this Agreement. The Agent shall maintain a Note Record in which it will record (i) the amount of each Loan made hereunder, the Type thereof and the Interest Period applicable thereto, (ii) the amount of any principal or interest due and payable or to become due and payable from the Borrower to each Lender hereunder and (iii) the amount of any sum received by the Agent hereunder from the Borrower or any Loan Party on behalf of the Borrower and each Lender's share thereof. The entries made in the accounts maintained pursuant to subparagraphs (i), (ii) and (iii) above shall be prima facie evidence of the existence and amount of the obligations therein recorded; provided, however, that the failure of any Lender or the Agent to maintain such accounts or any error therein shall not in any manner affect the obligations of the Borrower to repay the Loans in accordance with their terms.

            (d) If the Commitments shall have been terminated or the Obligations shall have been declared immediately due and payable pursuant to
Section 8.2, all funds received from or on behalf of the Borrower (including as proceeds of Collateral) by any Lender with respect to Obligations (except funds received by any Lenders as a result of a purchase of a participant interest pursuant to Section 2.8(e) below) shall be remitted to the Agent, and all such funds, together with all other funds received by the Agent from or on behalf of the Borrower (including proceeds of Collateral) with respect to Obligations, shall be applied by the Agent in the following manner and order: (i) first, to reimburse the Agent and the Lenders, in that order, for any amounts payable pursuant to Sections 11.2 and 11.3 of this Agreement;
(ii) second, to the payment of the Fees; (iii) third, to the payment of interest due on the Loans; (iv) fourth, to the payment of the outstanding principal balance of the Swingline Loans and then the other Loans, pro rata to the outstanding principal balance of each of the Loans, unless otherwise specified in writing by all of the Lenders; (v) fifth, to the payment of any other Obligations payable by the Borrower; and (vi) any remaining funds shall be paid to whoever shall be entitled thereto or as a court of competent jurisdiction shall direct.

            (e) Each of the Lenders and the Agent by this Agreement agrees that if it should receive any amount (whether by voluntary payment, by realization upon security, by the exercise of the right of set-off or banker's lien, by counterclaim or cross action, by the enforcement of any right under the Loan Documents, or otherwise) with respect to principal of, or interest on, any Loans or any Fees which are to be shared pro rata among the Lenders, which, as compared to the amounts thereto received by the other Lenders with respect to such principal, interest or Fees, is in excess of such Lender's Pro Rata Share of such principal interest or Fees, such Lender shall share such excess, less the costs and expenses (including, reasonable Attorneys' Fees and disbursements) incurred by such Lender in connection with such realization, exercise, claim or action, pro rata with the other Lenders in proportion to their respective Commitments for such Loans, and such sharing shall be deemed a purchase (without recourse) by such sharing party of participant interests in such Loans or such Fees, as the case may be, owed to the recipients of such shared payments to the extent of such shared payments; provided, however, that if all or any portion of such excess amount is thereafter recovered from such Lender, such purchase shall be rescinded and the purchase price restored to the extent of such recovery, but without interest.

      2.9 LIBOR Indemnity. If the Borrower for any reason (including, without limitation, pursuant to Sections 2.7, 2.11 and 8.2 of this Agreement) makes any payment of principal with respect to any LIBOR Loan on any day other than the last day of an Interest Period applicable to such LIBOR Loan, or fails to borrow or continue or convert to a LIBOR Loan after giving a Notice of Borrowing or Conversion thereof pursuant to Section 2.3, or fails to prepay a LIBOR Loan after having given notice thereof, the Borrower shall pay to the Agent for the benefit of the Lenders any amount required to compensate the Lenders for any lost profit, additional losses, costs or expenses which they may reasonably incur as a result of such payment or failure, including, without limitation, any loss (including loss of anticipated profits), costs or expense incurred by reason of the liquidation or re-employment of deposits or other funds required by the Lenders to fund or maintain such LIBOR Loan. The Borrower shall pay such amount upon presentation by the Agent of a statement setting forth the amount and the Agent's (or the affected Lenders') calculation thereof pursuant to this Agreement, which statement shall be deemed true and correct absent manifest error.

      2.10 Computation of Interest and Fees. Interest and all Fees payable under this Agreement shall be computed daily on the basis of a year of 360 days and paid for the actual number of days for which due. If the due date for any payment of principal is extended by operation of law, interest shall be payable for such extended time. If any payment required by this Agreement becomes due on a day that is not a Business Day such payment may be made on the next succeeding Business Day (subject to the definition of the term
"Interest Period"), and such extension shall be included in computing interest in connection with such payment.

      2.11  Changed Circumstances; Illegality.

            (a) Notwithstanding any other provision of this Agreement, in the event that:

                  (i) on any date on which the LIBOR Rate would otherwise be set the Agent shall have determined in good faith (which determination shall be final and conclusive) that adequate and fair means do not exist for ascertaining the LIBOR Rate, or

                  (ii) at any time the Agent or any Lender shall have determined in good faith (which determination shall be final and conclusive and, if made by any Lender, shall have been communicated to the Agent in writing) that:

                        (A) the making or continuation of or conversion of any Loan to a LIBOR Loan has been made impracticable or unlawful by (1) the occurrence of a contingency that materially and adversely affects the interbank LIBOR market, or (2) compliance by the Agent or such Lender in good faith with any applicable law or governmental regulation, guideline or order or interpretation or change thereof by any governmental authority charged with the interpretation or administration thereof or with any request or directive of any such governmental authority (whether or not having the force of law); or

                        (B) The LIBOR Rate shall no longer represent the effective cost to the Agent or such Lender on U.S. dollar deposits in the Interbank market for deposits in which it regularly participates;

then, and in any such event, the Agent shall promptly notify the Borrower thereof. Until the Agent notifies the Borrower that the circumstances giving rise to such notice no longer apply, the obligation of the Lenders to allow selection by the Borrower of the Type of Loan affected by the contingencies described in this Section (the "Affected Loans") shall be suspended. If, at the time the Agent so notifies the Borrower, the Borrower has previously given the Agent a Notice of Borrowing or Conversion with respect to one or more Affected Loans but such Loans have not yet gone into effect, such notification shall be deemed to be a request for Prime Rate Loans.

            (b) In the event of a determination of illegality pursuant to subsection (a)(ii)(A) above, the Borrower shall, with respect to the outstanding Affected Loans, prepay the same, together with interest thereon and any amounts required to be paid pursuant to Section 2.9, on such date as shall be specified in such notice (which shall not be earlier than the date such notice is given) and may, subject to the conditions of this Agreement, borrow a Loan of another Type in accordance with section 2.1 of this Agreement by giving a Notice of Borrowing or Conversion pursuant to Section
2.3 of this Agreement.

      2.12 Increased Costs. In case any change in law, regulation, treaty or official directive or the interpretation or application thereof by any court or by any governmental authority charged with the administration thereof or the compliance with any guideline or request of any central bank or other governmental authority (whether or not having the force of law):

            (i) subjects any Lender to any tax with respect to payments of principal or interest or any other amounts payable under this Agreement by the Borrower or otherwise with respect to the transactions contemplated by this Agreement (except for taxes on the overall net income of such Lender imposed by the United States of America or any political subdivision thereof), or

            (ii)  imposes,   modifies   or  deems   applicable   any   deposit
      insurance, reserve, special deposit or similar requirement against assets held by, or deposits in or for the account of, or loans by, any Lender (other than such requirements as are already included in the determination of the LIBOR Rate), or

            (iii) imposes upon any Lender any other condition with respect to its obligations or performance under this Agreement, and

            (iv) the result of any of the foregoing is to increase the cost to the Lender, reduce the income receivable by such Lender or impose any expense upon such Lender with respect to any Loans or its obligations under this Agreement, such Lender shall notify the Borrower and the Agent thereof. The Borrower agrees to pay to such Lender the amount of such increase in cost, reduction in income or additional expense as and when such cost, reduction or expense is incurred or determined, upon presentation by such Lender of a statement in the amount and setting forth in reasonable detail such Lender's calculation thereof and the assumptions upon which such calculation was based, which statement shall be deemed true and correct absent manifest error.

      2.13 Capital Requirements. If after the date of this Agreement any Lender determines that (i) the adoption of or change in any law, rule, regulation or guideline regarding capital requirements for banks or bank holding companies, or any change in the interpretation or application thereof by any governmental authority charged with the administration thereof, or
(ii) compliance by such Lender or its parent bank holding company with any guideline, request or directive of any such entity regarding capital adequacy (whether or not having the force of law), has the effect of reducing the return on such Lender's or such holding company's capital as a consequence of such Lender's Commitments or Loans under this Agreement to a level below that which such Lender or such holding company could have achieved but for such adoption, change or compliance (taking into consideration such Lender's or such holding company's then existing policies with respect to capital adequacy and assuming the full utilization of such entity's capital) by any amount deemed by such Lender to be material, then such Lender shall notify the Borrower and the Agent thereof. The Borrower agrees to pay to such Lender the amount of such reduction of return on capital as and when such reduction is determined, payable within 30 days after presentation by such Lender of a statement in the amount and setting forth in reasonable detail such Lender's calculation thereof and the assumptions upon which such calculation was based (which statement shall be deemed true and correct absent manifest error) unless within such 30 day period the Borrower shall have prepaid in full all Obligations to such Lender, in which event no amount shall be payable to such Lender under this Section. In determining such amount, such Lender may use any reasonable averaging and attribution methods.

                                 SECTION III.

                              CONDITIONS OF LOANS

      3.1 Conditions Precedent to Initial Loans. The obligation of the Lenders to make the initial Loans is subject to the satisfaction of the following conditions precedent on or prior to the Closing Date:

      (a) The Agent shall have received the following agreements, documents, certificates and opinions in form and substance reasonably satisfactory to the Agent and the Initial Lenders and duly executed and delivered by the parties to this Agreement:

            (i)   this Agreement;

            (ii) the Notes, substantially in the form of Exhibits A-1, A-2, A-3, A-4, and A-5A to this Agreement;

            (iii) the Security Documents, including the Security Agreement, and a guaranty of the Obligations under this Agreement from the Loan Parties;

            (iv)  UCC-1 and UCC 1-A and similar Financing Statements;

            (v)   UCC-3 and UCC 3-A and similar Termination Statements;

            (vi) true and correct copies of all Material Agreements and amendments thereto;

            (vii) landlord's consents and waivers from each lessor who leases any interest in real property to any Loan Party;

            (viii)      Certificates   of  insurance   or  insurance   binders
      evidencing compliance with Section 5.3 of this Agreement and the applicable provisions of the Loan Documents;

            (ix) a Notice or Notices of Borrowing or Conversion as of the Closing Date as to initial Loans;

            (x) a certificate with respect to the solvency of each of the Loan Parties, a Borrowing Base Certificate for each applicable Loan Commitment, and a Compliance Certificate, each signed by the Borrower's Chief Financial Officer;

            (xi) a certificate of the Secretary or an Assistant Secretary of each Loan Party with respect to resolutions of the Board of Directors as to a corporation or the Managers as to a limited liability company authorizing the execution and delivery of the Loan Documents and identifying the officer(s) authorized to execute, deliver and take all other actions required under this Agreement, and providing specimen signatures of such officers;

            (xii) the Articles of Incorporation (or the equivalent document depending on the form of entity) of each Loan Party and all amendments and supplements thereto, as filed in the office of the Secretary of State of its jurisdiction of incorporation, certified by said Secretary of State as being a true and correct copy thereof;

            (xiii) the Bylaws (or the equivalent document depending on the form of entity) of each Loan Party and all amendments and thereto, certified by the Secretary or an Assistant Secretary of each Loan Party as being a true and correct copy thereof;

            (xiv) a certificate of the Secretary of State of each Loan Party's jurisdiction of incorporation or organization as to the legal existence and status of each Loan Party in such state;

            (xv) a certificate of the Secretaries of State of each jurisdiction identified in Section 4.1 of this Agreement as to the due qualification and good standing of each Loan Party as a foreign corporation or entity in such states;

            (xvi) consents to the security interests granted to the Lenders by Lithia Financial Corporation from each Affiliate which leases a Vehicle or other property from Lithia Financial Corporation;

            (xvii) an opinion addressed to the Lenders from Foster, Pepper & Shefelman, counsel to the Borrower, in such form and substance acceptable to the Agent in its sole discretion;

            (xviii)     the  acknowledgments  required by Section  5.20 hereof
      and the waivers and consents required by Section 5.21 hereof; and

            (xix) such   other    documents,    instruments,    opinions   and
      certificates and completion of such other matters, as the Agent or any Initial Lender may reasonably deem necessary or appropriate.

      (b) No litigation, arbitration, proceeding or investigation shall be pending or threatened which questions the validity or legality of the transactions contemplated by any Loan Document or seeks a restraining order, injunction or damages in connection therewith, or which, in the judgment of the Agent or the Initial Lenders, might adversely affect the transactions contemplated by this Agreement or might have a materially adverse effect on the assets, business, financial condition or prospects of any Loan Party.

      (c) All necessary filings and recordings against the Collateral shall have been completed and the Agent's liens on the Collateral shall have been perfected, as contemplated by the Security Documents, which liens shall constitute a first-priority security interest (except as contemplated by Section 9.3 of this Agreement), and no other Encumbrance, except Permitted Encumbrances, shall exist against the Collateral.

      (d) The Agent and the Initial Lenders shall have received the Borrower's pro forma consolidated balance sheet as of the Closing Date and its projections of future consolidated results of operations, all in form and substance satisfactory to the Agent and the Initial Lenders.

      (e) The Agent and the Initial Lenders shall be satisfied with the Borrower's and the Parent's capital structure.

      (f) The Borrower shall have delivered the Initial Financial Statement to the Initial Lenders.

      (g) Any obligation of any Loan Party to U.S. Bank outstanding prior to the date of this Agreement (except for such amounts loaned from U.S. Bank directly to Lithia Financial Corporation or under letters of credit issued by U.S. Bank for the benefit of a Loan Party) and any other Indebtedness not permitted by this Agreement shall have been repaid in full.

      (h) The Borrower shall have paid to the Agent all Fees to be paid under this Agreement (including without limitation pursuant to Section 2.6(d) of this Agreement) or agreed to between the Borrower and the Agent on or prior to the Closing Date.

      (i) The representations and warranties of Section IV are true and correct.

      3.2 Conditions Precedent to All Loans. The obligation of the Lenders to make any Loan, including the initial Loans, or continue or convert a Loan is further subject to the following conditions:

            (a)   timely receipt by the Agent of the Notice of Borrowing;

            (b) the outstanding Loans do not and, after giving effect to any requested Loan, will not exceed the limitations set forth in Sections 2.1;

            (c) the representations and warranties contained in Section IV shall be true and accurate in all material respects on and as of the date of such Notice of Borrowing and on the effective date of the making, continuation or conversion of each Loan as though made at and as of each such date (except to the extent that such representations and warranties expressly relate to an earlier date);

            (d) no Default or Event of Default shall have occurred and be continuing at the time of and immediately after the making of such requested Loan;

            (e) the resolutions referred to in Section 3.1 shall remain in full force and effect;

            (f) each of the Loan Parties shall have complied in full with all covenants and conditions and the Lenders shall have received all of the documents, including without limitation the Security Documents, the Real Property Security Documents, the Acquisition Approval Documents and any other documents reasonably required by the Lenders in connection with the making of the Loan;

            (g) with respect to the Acquisition Term Loan, the Borrower shall have executed and delivered to the Agent the Acquisition Term Notes for each Lender; and

            (h) for a particular Lender, no change shall have occurred in any law or regulation or interpretation thereof that, in the opinion of counsel for that Lender, would make it illegal or against the policy of any governmental agency or authority for such Lender to make Loans under this Agreement (as the case may be).

      The making or continuation or conversion of each Loan shall be deemed to be a representation and warranty by the Borrower on the date of the making or continuation of such Loan as to the accuracy of the facts referred to in subsection (c) of this Section 3.2 and of the satisfaction of all of the conditions set forth in this Section 3.2.

                                  SECTION IV.

                        REPRESENTATIONS AND WARRANTIES

      In order to induce the Agent and the Lenders to enter into this Agreement and to make Loans under this Agreement, the Loan Parties, jointly and severally, represent and warrant to the Agent and the Lenders that except as set forth on Exhibit C attached to this Agreement (Exhibit C shall be arranged in sections corresponding to the lettered and numbered sections contained in this Section IV):

      4.1   Organization; Qualification; Business.

            (a) The Borrower (i) is a corporation duly organized and validly existing under the laws of the state of Oregon, (ii) has all requisite corporate power to own its property and conduct its business as now conducted and as presently contemplated and (iii) is duly qualified and in good standing as a foreign corporation and is duly authorized to do business in each jurisdiction (all of which are listed on Exhibit C attached to this Agreement) where the nature of its properties or business requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the business, financial condition, assets or properties of the Borrower or of the Borrower and its Subsidiaries taken as a whole.

            (b) Each of the Parent and the other Loan Parties (i) is duly organized and validly existing under the laws of its jurisdiction of organization, (ii) has all requisite power to own its property and conduct its business as now conducted and as presently contemplated and (iii) is duly qualified and in good standing as a foreign corporation or entity and is duly authorized to do business in each jurisdiction (all of which are listed on Exhibit C attached to this Agreement) where the nature of its properties or business requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the business, financial condition, assets or properties of the Borrower or of the Borrower and its Subsidiaries taken as a whole.

            (c) Since the date of the Initial Financial Statement, each of the Loan Parties has continued to engage in substantially the same business as that in which it was then engaged and is engaged in no unrelated business. The Loan Parties' sole line of business is new and used automotive retailing and parts, service, and financing related thereto.

      4.2   Authority.

            (a)   The  execution,   delivery  and   performance  of  the  Loan
Documents and the transactions contemplated by the Loan Documents are within the corporate power and authority of the Borrower, have been authorized by all necessary corporate action, and do not and will not (i) contravene any provision of the Articles of Incorporation or bylaws of the Borrower or any law, rule or regulation applicable to the Borrower, (ii) contravene any material provision of, or constitute an event of default or event that, but for the requirement that time elapse or notice be given, or both, would constitute an event of default under, any other material agreement, instrument, order or undertaking binding on the Borrower, or (iii) result in or require the imposition of any Encumbrance on any of the properties, assets or rights of the Borrower, except in favor of the Agent and the Lenders.

            (b) The execution, delivery and performance of the Loan Documents and the transactions contemplated by the Loan Documents are within the power and authority of each Loan Party other than Borrower, have been authorized by all necessary action, and do not and will not (i) contravene any provision of the Articles of Incorporation or bylaws (or Articles of Organization or Operating Agreement if the Loan Party is a limited liability company) of the Loan Party or the Parent, or any law, rule or regulation applicable to the Loan Party or the Parent, (ii) contravene any material provision of, or constitute an event of default or event that, but for the requirement that time elapse or notice be given, or both, would constitute an event of default under, any other material agreement, instrument, order or undertaking binding on the Loan Party or the Parent, or (iii) result in or require the imposition of any Encumbrance on any of the properties, assets or rights of the Loan Party or the Parent, except in favor of the Agent and the Lenders.

      4.3 Valid Obligations. The Loan Documents have been duly and validly executed and delivered and all of their respective terms and provisions are the legal, valid and binding obligations of the Borrower or the Loan Party, as the case may be, enforceable in accordance with their respective terms except as limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally, and except as the remedy of specific performance or of injunctive relief is subject to the discretion of the court before which any proceeding therefor may be brought. The Security Documents have effectively created in favor of the Agent and the Lenders legal, valid and binding security interests in the Collateral enforceable in accordance with their terms, and such security interests are fully perfected first priority security interests (except with respect to the fixed assets owned by Lithia Financial Corporation and Vehicles owned by Lithia Financial Corporation leased to others, which security interest shall be a perfected second priority security interest), subject only to Permitted Encumbrances.

      4.4 Consents or Approvals. The execution, delivery and performance of the Loan Documents and the transactions contemplated by this Agreement do not require any approval or consent of, or filing or registration with, any governmental or other agency or authority, or any other Person, except under or as contemplated by the Security Documents, all of which have been obtained.

      4.5 Title to Properties; Absence of Encumbrances. Each of the Loan Parties has good and marketable title to all of the properties, assets and rights of every type and nature now purported to be owned by it, including, without limitation, such properties, assets and rights as are reflected in the Initial Financial Statement (except such properties, assets or rights as have been disposed of in the ordinary course of business since the date thereof), free from all Encumbrances except Permitted Encumbrances, and, except as so disclosed, free from all defects of title that might materially adversely affect the properties, assets or rights of the Loan Parties, taken as a whole. All material property owned or leased by the Borrower, the Parent, or any other Loan Party is described in Exhibit C to this Agreement. Exhibit C also contains a true and complete list of each Loan Party's deposit or similar accounts.

      4.6 Location of Real Property and Leased Premises. Section 4.6(a) of Exhibit C lists completely and correctly all material real property owned by any Loan Party and the addresses thereof. The Loan Parties own in fee all the real property set forth on Section 4.6(a) of Exhibit C. Section 4.6(b) of Exhibit C lists completely and correctly all real property leased by any Loan Party and the owners and addresses thereof. The Loan Parties have valid leases in all the real property listed on Section 4.6(b) of Exhibit C.

      4.7 Financial Statements. The Borrower has furnished to the Lenders its consolidated balance sheet as of December 31, 1996 and its consolidated statements of income, changes in stockholders' equity and cash flow for the fiscal year then ended, and related footnotes audited and certified by the Borrower's Accountants, and its consolidated balance sheet as of September 30, 1997 and its consolidated statements of income, changes in stockholders' equity and cash flow for the current fiscal year through such date, and related footnotes (the "Initial Financial Statement"). All such financial statements were prepared in accordance with GAAP applied on a consistent basis throughout the periods specified and present fairly the financial position of the Borrower and its Subsidiaries as of such dates and the results of the operations of the Borrower and its Subsidiaries for such periods. The Borrower has also furnished to the Lenders its pro forma balance sheet, of September 30, 1997, and as of the Closing Date and projections of its future results of operations, all of which were reasonable when made and continue to be reasonable at the date of this Agreement. At the date of this Agreement, no Loan Party has any Indebtedness or other material liabilities, debts or obligations, whether accrued, absolute, contingent or otherwise, and whether due or to become due, including, but not limited to, liabilities or obligations on account of taxes or other governmental charges, that are not set forth on Exhibit C to this Agreement, and the security interests and the Obligations secured by such security interests shall rank senior to the Indebtedness. None of the Loan Parties finance any of its Vehicle inventory with any other source or acquire inventory from any entity on credit except as set forth on Exhibit C to this Agreement.

      4.8 Changes. Since the date of the Initial Financial Statement, there have been no changes in the assets, liabilities, financial condition, business or prospects of any Loan Party other than changes in the ordinary course of business, the effect of which has not, in the aggregate, been materially adverse to the Borrower and its Subsidiaries taken as a whole.

      4.9 Insurance. Exhibit C sets forth a true, complete and correct description of all material insurance maintained by the Borrower or any Loan Party as of the Closing Date. As of such date, such insurance is in full force and effect and all premiums have been duly paid. The Borrower and the Loan Parties have insurance in such amounts and covering such risks and liabilities as are in accordance with the requirements of the Agent.

      4.10 Solvency. After giving effect to the Loans and after giving effect to the application of the proceeds of such Loans, (a) the fair value of the assets of each Loan Party, at a fair valuation, will exceed its debts and liabilities, subordinated, unliquidated, unmatured, contingent (except for that portion of the Guaranty in excess of the proceeds of Loans received by such Loan Party) or otherwise; (b) the present fair saleable value of the property of each Loan Party will be greater than the amount that will be required to pay the probable liability of its debts and other liabilities, subordinated, unliquidated, unmatured, contingent (except for that portion of the Guaranty in excess of the proceeds of Loans received by such Loan Party) or otherwise, as such debts and other liabilities become absolute and mature;
(c) each Loan Party will be able to pay (and does not intend to incur debts beyond its ability to pay) its debts and liabilities, subordinated, unliquidated, unmatured, contingent (except for that portion of the Guaranty in excess of the proceeds of Loans received by such Loan Party) or otherwise, as such debts and liabilities become absolute and mature; and (d) each Loan Party will not have unreasonably small capital with which to conduct the business in which it is engaged as such business is now conducted and is proposed to be conducted following the Closing Date.

      4.11  Defaults.  As of the date of this Agreement, no Default exists.

      4.12 Taxes. The Loan Parties have filed all federal, state and other material tax returns required to be filed, and all taxes, assessments and other governmental charges due from the Loan Parties have been fully paid, except for such taxes, assessments or charges that are being contested in good faith by appropriate proceedings and with respect to which (a) adequate reserves have been established and are being maintained in accordance with GAAP and (b) no lien has been filed to secure such taxes, assessments or charges. All such contests at the date of this Agreement are described on Exhibit C to this Agreement. No Loan Party has executed any waiver that would have the effect of extending the applicable statute of limitations with respect to tax liabilities. The federal and state income tax returns of the Loan Parties have not been audited or otherwise examined by any federal or state taxing authority. The Loan Parties have established on their books reserves adequate for the payment of all federal, state and other tax liabilities.

      4.13 Litigation. There is no litigation, arbitration, proceeding or investigation pending, or, to the knowledge of the any of the Loan Parties' officers, threatened against any Loan Party that, if adversely determined, may reasonably be expected to result in a material judgment not fully covered by insurance, may reasonably be expected to result in a forfeiture of all or any substantial part of the property of any Loan Party, or may reasonably be expected to have a material adverse effect on the assets, business or prospects of the Borrower and its Subsidiaries taken as a whole.

      4.14 Subsidiaries. Exhibit C sets forth the name, address, jurisdiction of incorporation or organization and stockholders or equity or ownership interest holders of each Loan Party, other than public shareholders of the Borrower who are not Affiliates, and the shares of capital stock or other equity interests owned by each Loan Party. The Borrower or Subsidiaries of the Borrower are the owners, free and clear of all Encumbrances, of all of the issued and outstanding stock or equity or other ownership interests of each Subsidiary. All shares of such stock or equity or other ownership interests have been validly issued and are fully paid and nonassessable, and no rights to subscribe to any additional shares or equity or other ownership interests have been granted, and no options, warrants or similar rights are outstanding.

      4.15 Investment Company Act. None of the Loan Parties are subject to, or controlled by an entity that is subject to, regulation under the Investment Company Act of 1940, as amended.

      4.16 Compliance. Each Loan Party has all necessary permits, approvals, authorizations, consents, licenses, franchises, distributorships, registrations and other rights and privileges (including patents, trademarks, trade names and copyrights) necessary to the conduct of its business and to allow it to own and operate its business without any violation of law or the rights of others, except to the extent that any such violation would not have a material adverse effect on the business, financial condition or results of operations of the Borrower and its Subsidiaries taken as a whole; and each Loan Party is duly authorized, qualified and licensed under and in compliance with all applicable laws, regulations, authorizations and orders of public authorities (including, without limitation, Environmental Laws as provided in
Section  4.18),  except  to  the  extent  that  any  such  failure  to  be  so authorized, qualified, licensed or in compliance would not have a material adverse effect on the business, financial condition or results of operations of the Borrower and its Subsidiaries taken as a whole. The Loan Parties have performed all obligations required to be performed by them under, and are not (or would not be with the passage of time or the giving of notice) in default under or in violation of, their Articles of Incorporation or Bylaws (or Articles of Organization or Operating Agreement if the Loan Party is a limited liability company), or any contract, agreement, lease, mortgage, note, bond, indenture, license, permit or other instrument or undertaking to which any of them is a party or by which any of them or any of their properties are bound, except for violations none of which, either individually or in the aggregate, would have any material adverse effect on the business, condition (financial or otherwise) or assets of the Borrower and its Subsidiaries taken as a whole.

      4.17 ERISA. The Borrower and each of its Affiliates are in compliance in all material respects with ERISA and the provisions of the Code applicable to the Plans; neither the Borrower nor any of its Affiliates have engaged in a Prohibited Transaction which would subject the Borrower, any of its Affiliates or any Plan to a material tax or penalty imposed on a Prohibited Transaction; no Plan has incurred any "accumulated funding deficiency" (as defined in Section 302 of ERISA and Section 412 of the Code), whether or not waived; except as set forth in the Initial Financial Statement, the aggregate fair market value of all assets of the Plans which are single-employer plans is at least equal to the aggregate present value of all accrued benefits under such Plans, both as determined in the most recent actuarial reports for such Plans using the actuarial assumptions used for funding purposes therein; neither the Borrower nor any of its Affiliates have incurred any liability to the Pension Benefit Guaranty Corporation over and above premiums required by law; and neither the Borrower nor any of its Affiliates have terminated any Plan in a manner which could result in the imposition of a lien on the property of the Borrower or any of its Affiliates. None of the Borrower or its Affiliates have contributed, or been obligated to contribute, to any Multiemployer Pension Plan on or after September 26, 1980.

      4.18  Environmental Matters.

            (a) The Loan Parties have obtained all permits, licenses and other authorizations which are required under all Environmental Laws, except to the extent failure to have any such permit, license or authorization would not have a material adverse effect on the business, financial condition or results of operations of the Borrower and any of its Subsidiaries, taken as a whole. The Loan Parties are in compliance with the terms and conditions of all such permits, licenses and authorizations, and are also in compliance with all applicable orders, decrees, judgments and injunctions, issued, entered, promulgated or approved under any Environmental Law, except to the extent failure to comply would not have a material adverse effect on the business, financial condition or results of operations of the Borrower and its Subsidiaries, taken as a whole.

            (b) No written notice, notification, demand, request for information, citation, summons or order has been issued, no complaint has been filed, no penalty has been assessed and no investigation or review is pending or threatened by any governmental or other entity (i) with respect to any alleged failure by any Loan Party to comply with any Environmental Laws or to have any permit, license or authorization required by any Environmental Law in connection with the conduct of its business or (ii) regarding the presence of any Hazardous Material at, on or under any property now or previously owned, leased or used by any Loan Party or any other location to which Hazardous Materials from such property had been transported or at which they have been disposed of.

            (c) No material oral or written notification of a release of a Hazardous Material has been filed by or on behalf of any Loan Party and no property now or previously owned, leased or used by any Loan Party is listed or proposed for listing on the National Priorities List under the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, or on any similar state list of sites requiring investigation or clean-up.

            (d) There are no liens or Encumbrances arising under or pursuant to any Environmental Law on any of the real property or properties owned, leased or used by any Loan Party and no governmental actions have been taken or are in process which could subject any of such properties to such liens or Encumbrances.

            (e) No Loan Party nor any previous owner, tenant, occupant or user of any property owned, leased or used by any Loan Party have (i) engaged in or permitted any operations or activities upon or any use or occupancy of such property, or any portion thereof, for the handling, manufacture, treatment, storage, use, generation, release, discharge, refining, dumping or disposal of any Hazardous Materials on, under, in or about such property, except to the extent commonly used in day-to-day operations of such property and in such case only in compliance in all material respects with all Environmental Laws, or (ii) transported any Hazardous Materials to, from or across such property except to the extent commonly used in day-to-day operations of such property and, in such case, in compliance in all material respects with all Environmental Laws; nor to the knowledge of the officers of Borrower and other Loan Parties have any Hazardous Materials migrated from other properties upon, about or beneath such property, nor are any Hazardous Materials presently constructed, deposited, stored or otherwise located on, under, in or about such property except to the extent commonly used in day-to-day operations of such property and, in such case, in compliance in all material respects with all Environmental Laws.

      4.19  Restrictions  on the  Borrower.  None  of the  Loan  Parties  is a
party to or bound by any contract, agreement or instrument, nor subject to any charter or other corporate restriction which will, under current or foreseeable conditions, materially and adversely affect the business, property, assets, operations or conditions, financial or otherwise, of the Borrower or any of its Subsidiaries.

      4.20 Labor Relations. There is (i) no unfair labor practice complaint pending or threatened against any Loan Party before the National Labor Relations Board, and no grievance or arbitration proceeding arising out of or under any collective bargaining agreement is so pending or threatened against any Loan Party except for such complaints, grievances and arbitration proceedings which, if adversely decided, would not have a material and adverse effect on the condition (financial or otherwise), properties, business or results of operations of the Borrower and its Subsidiaries, taken as a whole, (ii) no strike, labor dispute, slowdown or stoppage pending or threatened against any Loan Party, except for any such labor action as would not have a material and adverse effect on the condition (financial or otherwise), properties, business or results of operations of the Borrower and its Subsidiaries, taken as a whole and (iii) no union representation question existing with respect to the employees of any Loan Party and no union organizing activities are taking place, except for any such question or activities as would not have a material and adverse effect on the condition (financial or otherwise), properties, business or results of operations the Borrower and its Subsidiaries, taken as a whole.

      4.21 Margin Rules. None of the Loan Parties own or have any present intention of purchasing or carrying, and no portion of any Loan shall be used, whether directly or indirectly, and whether immediately, incidentally or ultimately, (a) for purchasing or carrying, any "margin security" or "margin stock" as such terms are used in Regulations G, T, U or X of the Board of Governor's of the Federal Reserve System, or (b) otherwise for any purpose that entails any violation of, or that is inconsistent with, the provisions of the regulations of the Board of Governor's of the Federal Reserve System, including Regulations G, T, U or X.

      4.22 SEC Documents. The Borrower has furnished to the Agent true and complete copies of (a) its Registration Statement on Form S-1, as declared effective by the U.S. Securities and Exchange Commission (the "SEC") on December 18, 1996, and (b) all reports and registration statements filed with the SEC under the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), since such date, all in the form (including exhibits) so filed (collectively, the "SEC Documents"). As of their respective filing dates, the SEC Documents complied in all material respects with the requirements of the Exchange Act, and none of the SEC Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances in which they were made, not misleading, except to the extent corrected by a subsequently filed SEC Document. As of the date of this Agreement, no additional filings or amendments to previously filed SEC Documents are required pursuant to such rules and regulations.

      4.23 Material Agreements. Exhibit C lists all material agreements to which any Loan Party is a party, including without limitation those agreements (any of which will be considered material) relating to the lease of real property, the right to use a third party's intellectual property, the purchase of inventory, the ability or license to sell or distribute inventory (including without limitation franchise agreements, distributorship agreements, or similar agreements), the financing of inventory, or the re-purchase of inventory (each a "Material Agreement"). The Borrower has furnished to the Agent true and complete copies of these agreements. With respect to each such agreement: (a) the agreement is legal, valid, binding, enforceable, and in full force and effect in all material respects; (b) no party is in material breach or default, and no event has occurred which with notice or lapse of time would constitute a material breach or default, or permit termination, modification, or acceleration, under the agreement; (c) no party has repudiated any material provision of the agreement; and (d) no Loan Party has assigned or granted any Person a right or an interest in the agreement.

      4.24 Disclosure. No representation or warranty made by any of the Loan Parties in any Loan Document and no document or information furnished to the Lenders by or on behalf of or at the request of any of the Loan Parties in connection with any of the transactions contemplated by the Loan Documents contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements contained therein not misleading in light of the circumstances in which they are made. There is no fact known to any Loan Party that is reasonably likely to have a material adverse effect on the assets, business or prospects of any Loan Party, which has not been disclosed to Lenders in writing prior to the date of this Agreement.

                                  SECTION V.

                             AFFIRMATIVE COVENANTS

      Each Loan Party covenants that so long as any Loan or other Obligation remains outstanding, any debit or draft authorization (or similar instrument or arrangement) remains in effect, or the Lenders have any obligation to lend under this Agreement:

      5.1 Financial Statements. The Loan Parties shall furnish to the Lenders at their sole cost and expense:

            (a) as soon as available to the Loan Parties, but in any event within 95 days after the end of each fiscal year, the Parent's and the
Borrower's consolidated balance sheet as of the end of, and related consolidated statements of income, retained earnings and cash flow for, such year, prepared in accordance with GAAP and audited and certified by the Borrower's Accountants; and, concurrently with such financial statements, a copy of the Borrower's Accountants management report and a written statement by the Borrower's Accountants that, in the making of the audit necessary for their report and opinion upon such financial statements they have obtained no knowledge of any breach of a Financial Covenant under Section VI hereof or, if in the opinion of such accountants any such breach exists, they shall disclose in such written statement the nature and status thereof;

            (b) as soon as available to the Loan Parties, but in any event within 50 days after the end of each fiscal quarter, a consolidated balance sheet as of the end of, and related consolidated statements of income, retained earnings and cash flow for, the fiscal quarter then ended and the portion of the year then ended, in each case setting forth in comparative form the projections provided for such period pursuant to Section 5.1(d), prepared in accordance with GAAP and certified by the chief financial officer of the Borrower, subject to normal, recurring year-end adjustments that shall not in the aggregate be material in amount;

            (c) promptly after the receipt thereof by any Loan Party, copies of any management report submitted to the Loan Party by independent public accountants in connection with any annual or interim review of the accounts of the Loan Party made by such accountants;

            (d) on the Closing Date and 60 days before the beginning of each fiscal year, projections and budget, certified by the Borrower's chief financial officer, prepared on a quarterly basis for the following fiscal year, including consolidated balance sheets and statements of income, retained earnings and cash flows;

            (e) within five Business Days after the same are delivered to its stockholders or the Securities and Exchange Commission, copies of all proxy statements, financial statements and reports or other documents as the Borrower shall send to its stockholders or as the Borrower may file with the Securities and Exchange Commission or any similar document filed with any state or District of Columbia securities regulatory authority at any time having jurisdiction over the Borrower or its Subsidiaries;

            (f) on the first Business Day of each week, a report, substantially in the form of Exhibit D to this Agreement signed on behalf of the Loan Parties by the Borrower's chief financial officer, involving among other things the amounts contained in each of the Loan Parties' deposit or similar accounts as of the end of the prior week;

            (g) as soon as available, but in any event within 50 days after the end of each fiscal quarter, the Borrower shall deliver to the Agent and each Lender a Compliance Certificate, substantially in the form attached as Exhibit E, signed by its chief financial officer;

            (h) as soon as available to the Loan Parties, but in any event within 20 days after the end of each calendar month and with each Notice of Borrowing or Conversion with respect to an Other Purpose Loan, a Program and Used Vehicle Loan or an Acquisition Revolving Loan, the Borrower shall deliver to the Agent and each Lender a Borrowing Base Certificate, substantially in the form attached as Exhibit F, signed by its chief financial officer;

            (i) projections and budget, dated no earlier than July 1, 1998 and no later than July 31, 1998, and certified by the Borrower's chief financial officer, prepared on a quarterly basis for each of the following five years, including consolidated balance sheets and statements of income, retained earnings and cash flows;

            (j) as soon as available, but in any event within 15 days after the end of each month, a "factory" franchise statement for each Subsidiary; and

            (k)   from  time  to  time,   such   other   financial   data  and
information about any of the Loan Parties as the Agent or the Lenders may reasonably request.

      5.2   Conduct of Business.  The Loan Parties shall:

            (a) duly observe and comply in all material respects with all applicable laws, regulations, decrees, orders, judgments and valid requirements of any governmental authorities relative to their corporate existence, rights and franchises, to the conduct of their business and to their property and assets (including without limitation all Environmental Laws and ERISA), and shall maintain and keep in full force and effect and comply with all licenses and permits necessary in any material respect to the proper conduct of their business;

            (b) maintain their corporate or other organizational, as the case may be, existence and remain in the same business as that in which they are now engaged, and in no unrelated business, as described in Section 4.1(c);

            (c) maintain all of its deposit and similar accounts at a branch of U.S. Bank, provided that U.S. Bank has a branch within a reasonable geographic area of the Loan Party's place of business; and

            (d)   maintain each of the deposit or similar  accounts  listed on
Schedule 4.5 to Exhibit C of this Agreement and provide the Agent with written notice before opening any new deposit or similar account.

      5.3   Maintenance and Insurance.

      (a) The Loan Parties shall maintain their properties (including all Collateral) in good repair, working order and condition as required for the normal conduct of their business. The Loan Parties shall maintain all assets, licenses, patents, copyrights, trademarks, service marks, trade names, permits and other governmental approvals necessary to conduct its business.

      (b) The Loan Parties shall at all times maintain liability and casualty insurance on their properties with financially sound and reputable insurers in such amounts and with such coverages, endorsements, deductibles and expiration dates as the Agent reasonably deems appropriate, including, without limitation, casualty and liability insurance, as are customary in the industry for companies of established reputation engaged in the same or similar business and owning or operating similar properties. The Agent shall be named as loss payee and additional insured as under such insurance as the Agent shall require from time to time, and the Borrower shall provide to the Agent lender's loss payable endorsements in form and substance reasonably satisfactory to the Agent. The Agent shall be given thirty (30) days advance notice of any cancellation of insurance. In the event of failure to provide and maintain insurance as provided in this Agreement, the Agent may, at its option, provide such insurance and charge the amount thereof to the Borrower as any Type of Loan under any Commitment that Agent chooses in its sole discretion. On an annual basis, the Loan Parties shall furnish to the Agent certificates, duplicate copies of the policies, or other evidence satisfactory to the Agent of compliance with the foregoing insurance provisions. The Agent shall not, by the fact of approving, disapproving or accepting any such insurance, incur any liability for the form or legal sufficiency of insurance contracts, solvency of insurance companies or payment of law suits, and the Loan Parties by this Agreement expressly assume full responsibility therefor and liability, if any, thereunder.

                                    WARNING

      Unless each Loan Party provides the Agent with evidence of the insurance coverage as required by the Credit Agreement or any Loan Document, the Agent may purchase insurance at the Loan Party's expense to protect the Lenders' interest. This insurance may, but need not, also protect the Loan Party's interest. If the Collateral becomes damaged, the coverage the Agent purchases may not pay any claim any Loan Party makes or any claim made against any Loan Party. Each Loan Party may later cancel this coverage by providing evidence that the Loan Party has obtained property coverage elsewhere.

      Each Loan Party is responsible for the cost of any insurance purchased by the Agent. The cost of this insurance may be added to the Total Loan Outstandings. If the cost is added to the Total Loan Outstandings, the highest interest rate on the underlying Loan will apply to this added amount. The effective date of coverage may be the date any Loan Party's prior coverage lapsed or the date the Loan Party failed to provide proof of coverage.

      The coverage the Agent purchases may be considerably more expensive than insurance any Loan Party can obtain on its own and may not satisfy any need for property damage coverage or any mandatory liability insurance requirements imposed by applicable law.

      5.4 Taxes. The Loan Parties shall pay or cause to be paid all taxes, assessments or governmental charges on or against any of them or their properties on or prior to the time when they become delinquent, except for any tax, assessment or charge that is being contested in good faith by appropriate proceedings and with respect to which adequate reserves have been established and are being maintained in accordance with GAAP if no Encumbrance (other than a Permitted Encumbrance) shall have been filed to secure such tax, assessment or charge.

      5.5 Inspections. The Loan Parties shall permit the Agent, any Lender and their designees, at any time with or without notice, (a) to visit and inspect the properties of the Loan Parties for the purpose, among other things, to inspect and verify the Collateral under procedures established by the Agent, (b) examine and make copies of and take abstracts from the books and records (maintained in any format) of the Loan Parties, and (c) during regular business hours, to discuss the affairs, finances and accounts of the

Loan Parties with their appropriate officers, employees and accountants, all at the expense of the Loan Parties. Without limiting the generality of the foregoing, the Loan Parties will permit periodic reviews (as determined by the Agent) of their books and records (maintained in any format) of the Loan Parties to be carried out by the Agent's commercial finance examiners, and Agent will conduct, and each Loan Party will permit, audits of Collateral at least four times during each calendar year, which audits will be conducted by the Agent's collateral examiners. The inspections and examinations under this Section 5.5 shall be at the expense of the Loan Parties; provided, however, that, unless a Default or Event of Default has occurred and is continuing, the Agent shall pay for the first two inspections described in subclause 5.5(a) in any calendar year.

      5.6 Maintenance of Books and Records. The Loan Parties at their sole cost and expense shall keep adequate books and records of account, in which true and complete entries will be made reflecting all of their business and financial transactions, in accordance with GAAP and applicable law. The Loan Parties shall at all times keep correct and accurate records itemizing and describing the kind, type, location, quality and quantity of inventory, the Loan Parties' cost for the inventory, in accordance with procedures established by the Agent, all of which records shall be updated at least weekly (or more frequently if reasonably requested by the Agent or, after Default, by any Lender) and shall be available during the Loan Parties' usual business hours at the request of any of the Agent's officers, employees or agents. The Loan Parties shall at their sole cost and expense conduct a physical count of the vehicle inventory at least once each month (or more often if deemed prudent by the Agent in its sole discretion), and promptly following such physical vehicle inventory count shall supply the Agent with the information required by Section 5.19(d) of this Agreement. The Borrower shall also conduct a physical vehicle inventory count whenever reasonably requested to do so by the Agent or by the Required Lenders.

      5.7   Use of Proceeds.

            (a) The Borrower will use the proceeds of Loans solely for the purpose described in this Agreement with respect to each type of Loan, and such proceeds shall not be used to acquire inventory for or to benefit any Person who is not a Loan Party.

            (b) No portion of any Loan shall be used for the "purpose of purchasing or carrying" any "margin stock" or "margin security" as such terms are used in Regulations G, T, U and X of the Board of Governors of the Federal Reserve System, or otherwise in violation of such regulations.

      5.8 Further Assurances. At any time and from time to time each Loan Party shall execute and deliver such further documents and instruments and take such further action as may reasonably be requested by the Agent to effect the purposes of the Loan Documents and in order to grant, preserve, protect and perfect the validity and priority of the security interest created or intended to be created by the Security Documents. The Borrower will cause any subsequently acquired, created, or organized Subsidiary to execute and deliver a Joinder Agreement, substantially in the form attached as Exhibit G to this Agreement, and execute all other Loan Documents, including but not limited to Uniform Commercial Code financing statements and other Security Documents, required by the Agent. The Loan Parties will also deliver or cause to be delivered to the Agent all information regarding the condition (financial or otherwise), business, properties and results of operations of such Subsidiary as the Agents or any Lender reasonably deems appropriate. From time to time, the Loan Parties will, at their cost and expense, promptly secure the Obligations by pledging or creating, or causing to be pledged or created, a perfected security interest with respect to each of their respective assets and properties as the Agent or the Required Lenders shall designate. Such security interest will be created under the Security Documents and other security agreements, Title Documents, Uniform Commercial Code financing statements, mortgages, deeds of trust and other instruments and documents in form and substance satisfactory to the Agent, and the Loan Parties shall deliver or cause to be delivered to the Lenders all such instruments and documents as the Agent shall reasonably request as evidence of compliance with this Section 5.8. The Loan Parties agree to provide such evidence as the Agent shall reasonably request as to the perfection and priority status of each such security interest. Without limiting the generality of the foregoing (a) on the reasonable request of the Agent or the Required Lenders, the Loan Parties shall execute, or cause the appropriate Subsidiary of the Borrower to execute, a mortgage in form reasonably satisfactory to the Agent and deliver other instruments and documents reasonably requested by the Agent or the Required Lenders in connection with creating a security interest in favor of the Agent for the benefit of the Lenders with respect to any real property interest acquired using any portion of any Loan, and (b) the Loan Parties shall insure that the applicable security interest created under this Agreement and the Loan Documents with respect to any property acquired using the proceeds of any Loan shall be a binding, first-priority perfected security interest.

      5.9 Notification Requirements. The Loan Parties shall furnish to the Agent and the Lenders:

            (a) immediately upon becoming aware of the existence of any condition or event that constitutes a Default, written notice of the Default specifying the nature and duration of the Default and the action being or proposed to be taken with respect to the Default;
            (b) promptly upon becoming aware of any litigation or of any investigative proceedings by a governmental agency or authority commenced or threatened against any Loan Party of which it has notice, in which the amount of damages claimed (excluding punitive damages) exceeds $500,000 or the outcome of which would or could reasonably be expected to have a materially adverse effect on the assets, business or prospects of any Loan Party or the Borrower and its Subsidiaries on a consolidated basis, written notice of the litigation or proceeding and the action being or proposed to be taken with respect to the litigation or proceeding; and

            (c) promptly after any occurrence or after becoming aware of any condition affecting any Loan Party which constitutes or could reasonably be expected to constitute a material adverse change in or which has or could reasonable be expected to have a material adverse effect on the business, properties or condition (financial or otherwise) of any Loan Party or the Borrower and its Subsidiaries, taken as a whole, written notice of the condition.

      5.10 ERISA Reports. With respect to any Plan, the Loan Parties shall, or shall cause their Affiliates to, furnish to the Agent and the Lenders promptly (i) written notice of the occurrence of a "reportable event" (as defined in Section 4043 of ERISA), excluding any such event notice of which has been waived by regulation, (ii) a copy of any request for a waiver of the funding standards or an extension of the amortization periods required under
Section 412 of the Code and Section 302 of ERISA, (iii) a copy of any notice of intent to terminate any Pension Plan, (iv) notice that the Borrower or any Affiliate will or may incur any liability to or on account of a Plan under Sections 4062, 4063, 4064, 4201 or 4204 of ERISA, (v) a copy of the annual report of each Pension Plan (Form 5500 or comparable form) required to be filed with the IRS and/or the Department of Labor; (vi) notice of any complete or partial withdrawal from any Multiemployer Pension Plan, (vii) a copy of any notice with respect to a Multiemployer Pension Plan that such plan is terminated or is "insolvent" (as defined in Section 4245 of ERISA), or in "reorganization" (as defined in Section 4241 of ERISA, and a (viii) a copy of any assessment of withdrawal liability (or preliminary estimate thereof following a complete or partial withdrawal by a Borrower or Affiliate) with respect to a multiemployer Pension Plan. Any notice to be provided to the Agent and the Lenders under this Section shall include a certificate of the chief financial officer of the Borrower setting forth details as to such occurrence and the action, if any, which such Borrower or the Affiliate is required or proposes to take, together with any notices required or proposed to be filed with or by the Borrower, any Affiliate, the PBGC, the IRS, the trustee or the plan administrator with respect thereto. Promptly after the adoption of any Pension Plan, the Loan Parties shall notify the Agent and the Lenders of such adoption.

      5.11  Environmental Compliance.

            (a) The Loan Parties will comply in all material respects with all applicable Environmental Laws in all jurisdictions in which any of them operates now or in the future, and the Loan Parties will comply in all material respects with all such Environmental Laws that may in the future be applicable to any of their business, properties and assets.

            (b) If any Loan Party shall (i) receive notice that any material violation of any Environmental Law may have been committed or is about to be committed by any Loan Party, (ii) receive notice that any administrative or judicial complaint or order has been filed or is about to be filed against any Loan Party alleging a material violation of any Environmental Law or requiring any Loan Party to take any action in connection with the release of Hazardous Materials into the environment,
(iii) receive any notice from a federal, state or local government agency or private party alleging that any Loan Party may be liable or responsible for any material amount of costs associated with a response to or cleanup of a release of Hazardous Materials into the environment or any damages caused thereby, or (iv) become aware of any investigative proceedings by a governmental agency or authority commenced or threatened against any Loan Party regarding any potential violation of Environmental Laws or any spill, release, discharge or disposal of any Hazardous Material the Borrower shall, within 10 days thereof, notify the Agent and the Lenders thereof (together with a copy of any such notice) and of any action being or proposed to be taken with respect thereto.

            (c) Within thirty (30) days after any Loan Party has learned of the enactment or promulgation of any Environmental Law which could reasonably be expected to result in any material adverse change in the condition, financial or otherwise, of any Loan Party, the Loan Party shall notify the Agent and the Lenders.

            (d) No later than thirty (30) days following the end of each calendar quarter, the Loan Parties shall deliver to the Agent and the Lenders a written report, in a form and with such specificity as is reasonably satisfactory to the Agent and the Lenders, describing the Loan Parties' actions taken during such calendar quarter to assure their compliance with all applicable Environmental Laws (including the receipt of any notice that any administrative or judicial complaint or order has been filed or is about to be filed against any Loan Party, regardless of whether such notice is required to be delivered by any Loan Party pursuant to subsection (b) above) as well as the status of any pending environmental matters described in Exhibit C attached to this Agreement.

      5.12 Material Agreements. The Loan Parties shall timely and diligently pursue the enforcement of each material covenant or obligation of each other party to each Material Agreement. The Borrower will promptly notify the Agent in writing of any material default under any such agreement or any revocation, termination, cancellation or expiration thereof, specifying the nature and period of existence thereof and what action the Loan Parties are taking or propose to take with respect thereto. Promptly upon becoming available, the Borrower shall deliver to the Agent copies of all notices and other documents received by any Loan Party that describe any event which would materially and adversely affect (i) the condition (financial or otherwise), operations, business, or properties of any Loan Party or the ability of any Loan Party to perform timely its obligations under any such Material Agreement or any Loan Document, or (ii) the ability of any other party to any such Material Agreement to perform timely its obligations under any such material agreement to which it is a party.

      5.13 Management. Maintain in the positions of chief executive officer, president, chief financial officer, and other senior management or executive positions of the Borrower persons of demonstrated skill and experience in the duties of such position, and, in the event that any person holding such a position leaves the employ of or otherwise ceases to hold such a position with the Borrower, the Borrower shall promptly notify the Agent of such vacancy and shall, immediately upon employing a replacement, and in no event later than five (5) Business Days thereafter, so notify the Agent.

      5.14 Loss or Depreciation of Collateral. The Loan Parties shall notify the Agent promptly of the occurrence at any time of the following event if, individually or in the aggregate, the amount involved in connection with such events exceeds $500,000: (i) loss or depreciation in value of inventory resulting from events, other than changes in the market price for such inventory, and the amount of the loss or depreciation; (ii) rejection or return of any inventory either from a customer to any Loan Party or from any Loan Party to the Seller from whom the Loan Party acquired the item of inventory; (iii) repossession, loss of or damage to any inventory; or
(iv) any other event materially and adversely affecting inventory or the value or amount thereof. In the event of any loss or depreciation in the value of any Vehicle which exceeds five percent of the value of the Vehicle reflected on the most recent Borrowing Base Certificate or other report delivered to the Agent, the Loan Parties shall immediately notify the Agent of such loss or depreciation in the amount of the Vehicle affected thereby.

      5.15 Title Documents. All Title Documents shall remain in possession of the Borrower; provided, however, that the Borrower shall keep the Title Documents in a reasonable and accessible manner. The Borrower shall deliver any and all Title Documents to the Agent immediately on receipt of a written request from the Agent, whether or not there has been a Default or Event of Default. All Certificates of Title with respect to any Vehicle shall be marked "U.S. Bank National Association, as Agent," to indicate the Agent's security interest in the Vehicle.

      5.16 Commodity Transactions. Neither any Borrower nor any of its Subsidiaries shall, at any time, engage in any speculative transactions with respect to commodities.

      5.17 Acquisitions. Without the prior written consent of the Required Lenders, no Loan Party will, and will not permit any Subsidiary to, acquire by purchase, merger or consolidation (a) the power to direct or cause the direction of the management and policies of any other Person (the "Acquisition Target"), directly or indirectly, whether through the ownership of voting securities or by contract or otherwise or (b) more than 20% of the capital stock or other equity interest of any such other Person or all or substantially all of the assets or properties of any such other Person (the events described in clauses (a) and (b) of this Section 5.17 of this Agreement referred to as "Acquisitions"), except that the Borrower may make such Acquisitions if:

            (i) the Acquisition Target, if such Acquisition Target becomes a Subsidiary, (A) executes and delivers a Joinder Agreement, substantially in the form attached as Exhibit G to this Agreement, (B) executes and delivers all other Loan
      Documents, including but not limited to Uniform Commercial Code financing statements and other Security Documents, required by the Agent, and (C) unless waived by the Agent in writing without the consent of the Required Lenders, obtains a landlord's waiver and consent from the Acquisition Target's lessor in such form and substance satisfactory to the Agent in its sole discretion;

            (ii)  prior   to   and   immediately   after   making   such
      Acquisition, no Default or Event of Default has occurred and is continuing or would exist; and

            (iii) the Borrower delivers to the Agent the Acquisition Approval Documents at least three Business Days before the closing of the Acquisition.

      5.18 Real Estate. If the Borrower uses any portion of any Loan to acquire any interest in real property, then the real property interest shall be owned and recorded in the name of the Borrower until the applicable portion of the Acquisition Revolving Loan is paid in full, together with all accrued and unpaid interest thereon and with all Fees with respect thereto. Any and all acquisitions of any interest in real property using any portion of any Acquisition Revolving Loan shall be secured by the real property acquired and shall conform fully to all of the Agent's real estate financing policies and procedures, including without limitation, those items listed on Exhibit H to this Agreement.

      5.19  Personal Property Collateral.

            (a) All present and future indebtedness and Obligations of the Loan Parties to the Lenders under this Agreement, the Notes, and the Loan Documents shall be secured by a perfected first priority security interest (except as set forth in Section 9.3 with respect to certain fixed assets, leased vehicles, leases and chattel paper owned by Lithia Financial Corporation, in which instance the security interest created pursuant to this Agreement shall be a perfected second priority security interest) all of each Loan Parties' right, title, and interest in and to the following personal property whether now owned or existing or subsequently acquired or arising or in which any Loan Party now has or subsequently acquires any rights (collectively, the "Collateral"):

            All of each Loan Parties' (i) accounts (including without limitation account receivables and rebates, credits, refunds, and similar items), instruments, chattel paper, documents, contracts (including without limitation the Material Agreements), general intangibles, goods (including without limitation inventory, equipment and consumer goods), proceeds of letters of credit, and fixtures; (ii) all products, proceeds, rents and profits thereof; (iii) all of the books and records related to any of the foregoing.

            (b) The security interest in the Collateral shall be evidenced by such security agreements, Uniform Commercial Code financing statements, Title Documents, Real Estate Security Documents, and other Security Documents covering the Collateral as the Agent may at any time reasonably require.

            (c) Notwithstanding any contrary provision of any Security Document executed by any Loan Party, if it is asserted in any action or proceeding that any security interest granted to the Agent and the Lenders by any Loan Party is subject to avoidance as a fraudulent transfer or fraudulent conveyance or any similar term under any applicable state or federal law, the security interest of the Agent and the Lenders in the Collateral shall be limited to the Collateral having a value equal to the maximum amount that can or could be transferred to the Agent and the Lenders without rendering such Loan Party's grant of a security interest subject to avoidance under such law and such action or proceeding.

            (d) Within ten (10) days following the end of each month, the Borrower shall provide the Agent with a list of the Vehicles owned by or in the possession of each Loan Party, which list shall specify for each Vehicle:

                  (i)   its make, model, model year, and mileage;

                  (ii) its vehicle identification number and license number (if applicable);

                  (iii) the amount advanced under this Agreement to purchase the Vehicle; and

                  (iv)  its cost or Reserve Adjusted Value.

            (e) A Loan Party shall notify the Agent within one (1) Business Day following the sale of a Vehicle, which Notice shall state the total sale price and the vehicle identification number for the Vehicle.

      5.20 Repurchase Agreements. On or before the Closing Date, each Loan Party shall obtain from any Seller an acknowledgment from the Seller that any agreement between the Seller and the Loan Party and/or U.S. Bank with respect to the repurchase of Vehicles by the Seller (the "Repurchase Agreements") shall be extended to the Agent for the benefit of the Lenders under this Agreement. Additionally, prior to entering into any franchise agreement, distributorship agreement or similar agreement, each Loan Party shall obtain from that Seller a Repurchase Agreement in accordance with that Seller's normal business practices for the benefit of the Agent on behalf of the Lenders. Notwithstanding the foregoing, the Agent without obtaining the consent of the Required Lenders may waive in any particular instance the requirements of this Section 5.20.

      5.21 Leases. On or before the Closing Date, each Loan Party shall obtain from any lessor or other holder of any interest in real property a landlord's or interest holder's waiver and consent in form and substance satisfactory to the Agent in its sole discretion. Additionally, prior to entering into assuming, or guaranteeing any lease pertaining to any interest in real property, each Loan Party shall obtain from the lessor a landlord's waiver and consent in such form and substance satisfactory to the Agent in its sole discretion. Notwithstanding the foregoing, the Agent without obtaining the consent of the Required Lenders may waive in any particular instance the requirements of this Section 5.21.

      5.22 Guarantees. All present and future Obligations of the Loan Parties to the Lenders shall be guaranteed by each of the other Loan Parties. Notwithstanding any contrary provision of any guarantee executed by a Loan Party in favor of the Lenders, if any action or proceeding is commenced asserting that any such guarantee is subject to avoidance as a fraudulent transfer or fraudulent conveyance or any similar term under any applicable state or federal law, the obligations of such Loan Party under such guarantee shall be limited to the maximum amount that would not render such Loan Party's obligations subject to avoidance under such law and such action or proceeding.

      5.23 Solvency. The fair value of the assets of each Loan Party, at a fair valuation, shall exceed its debts and liabilities, subordinated, unliquidated, unmatured, contingent (except for that portion of the Guaranty in excess of the proceeds of Loans received by such Loan Party) or otherwise. The present fair salable value of the property of each Loan Party will be greater than the amount that will be required to pay the probable liability of its debts and other liabilities, subordinated, unliquidated, unmatured, contingent (except for that portion of the Guaranty in excess of the proceeds of Loans received by such Loan Party) or otherwise, as such debts and other liabilities become absolute and mature. Each Loan Party will be able to pay (and does not intend to incur debts beyond its ability to pay) its debts and liabilities, subordinated, unliquidated, unmatured, contingent (except for that portion of the Guaranty in excess of the proceeds of Loans received by such Loan Party) or otherwise, as such debts and liabilities become absolute and mature. Each Loan Party will not have unreasonably small capital with which to conduct the business in which it is engaged as such business is now conducted and is proposed to be conducted following the Closing Date.

                                  SECTION VI.

                              FINANCIAL COVENANTS

      Each Loan Party covenants that so long as any Loan or other Obligation remains outstanding, any debit or draft authorization (or similar instrument or arrangement) remains in effect, or the Lenders have any obligation to make any Loan under this Agreement:

      6.1 Minimum Net Worth. Consolidated stockholders' equity (including paid-in-capital and retained earnings) of the Borrower and its Subsidiaries, determined in accordance with GAAP, shall at all times be greater than the Minimum Net Worth. "Minimum Net Worth" shall mean an amount equal to the sum of (a) $29,660,400, which equals 90 percent of the consolidated stockholders' equity (including paid-in-capital and retained earnings) of the Borrower and its Subsidiaries, determined in accordance with GAAP as of March 31, 1997, plus (b) 75 percent of any positive Consolidated Net Income subsequent to March 31, 1997, plus (c) 100 percent of the value of the net proceeds (cash or non-cash) received by the Borrower from the issuance of capital stock after the Closing Date.

      6.2 Debt to Cash Flow Ratio. The Loan Parties shall not permit the Debt to Cash Flow Ratio as of any date after the Closing Date to exceed 3.50:1. The "Debt to Cash Flow Ratio" shall be determined as of the last day of each fiscal quarter and shall mean the ratio of (a) Funded Indebtedness as of such date less the principal amount outstanding under Floor Plan Financings as of such date to (b) the difference between (i) Pro Forma Consolidated EBITDA for the four consecutive fiscal quarters ended on such date less (ii) Pro Forma Floor Plan Interest Expense for the four consecutive fiscal quarters ended on such date. The Loan Parties shall furnish to the Agent supporting calculations for Pro Forma Consolidated EBITDA and such other information as the Agent may reasonably request to determine the accuracy of such calculation, including, without limitation, financial statements of any Acquisition Target acceptable to the Agent in its discretion for the periods to be included in the computation period.

      6.3 Fixed Charge Coverage. The Loan Parties shall not permit the ratio of Consolidated Earnings Available for Fixed Charges to Consolidated Fixed Charges to be less than 1.50:1 as of the last day of any fiscal quarter for the four consecutive fiscal quarters ended on such date.

      6.4 Net Worth Ratio. The Loan Parties shall not permit the Net Worth Ratio as of any date after the Closing Date to exceed 4.50:1.00. For purposes of this Agreement, the Net Worth Ratio shall mean Consolidated Total Liabilities less the outstanding principal balance of any amount owed by the Borrower for money borrowed which, by agreement acceptable to the Agent, is subordinate in the right of payment to any Loan or other Obligation and if secured, is secured by a lien junior to the Lender's security interest in the Collateral (the "Subordinated Debt") to (b) Consolidated Net Worth plus the Subordinated Debt.

      6.5 Capital Expenditures. During the period from the Closing Date through the Maturity Date, or during any twelve consecutive month period after the Maturity Date, the Loan Parties shall not make aggregate Capital Expenditures in excess of $5,000,000 other than with a Loan without the consent of the Required Lenders. This limitation shall not prohibit the
Borrower from incurring Indebtedness for Capital Expenditures directly arising from the financing of the purchase price for the acquisition of a Vehicle dealership, including real estate associated with a Vehicle dealership, through another Person.

                                 SECTION VII.

                              NEGATIVE COVENANTS

      Except with the prior written  consent of the Lenders in accordance with
Section 11.7 of this Agreement, the Loan Parties covenant that so long as any Loan or other Obligation remains outstanding, any debit or draft authorization (or similar instrument or arrangement) remains in effect, or the Lenders have any obligation to make any Loan under this Agreement:

      7.1 Indebtedness. None of the Loan Parties shall create, incur, assume, guarantee or be or remain liable with respect to any Indebtedness other than the following:

            (a)   Obligations;

            (b)   Indebtedness  existing on the Closing Date and  disclosed in
Section 4.7 of Exhibit C to this Agreement, but not any increase of the principal amounts thereof;

            (c) Indebtedness for taxes, assessments or governmental charges to the extent that payment therefor shall at the time not be required to be made in accordance with Section 5.4;

            (d)   current  liabilities  on open account for the purchase price of services, materials and supplies incurred by the Borrower in the ordinary course of business (not as a result of borrowing), so long as all of such open account Indebtedness shall be promptly paid and discharged when due or in conformity with customary trade terms and practices, except for any such open account Indebtedness which is being contested in good faith by the Borrower, as to which adequate reserves required by GAAP have been established and are being maintained and as to which no Encumbrance has been placed on any property of the Borrower or any of its Subsidiaries;

            (e)   Indebtedness  for  Capital  Expenditures   incurred  in  the
ordinary course of the Borrower's business and renewals and refinancings thereof, provided that:

                  (i) such Indebtedness for Capital Expenditures does not exceed $750,000 in the aggregate at any time outstanding or does not exceed $500,000 in any fiscal year; or

                  (ii) such Indebtedness for Capital Expenditures directly arises from the financing of the purchase for the acquisition of a Vehicle dealership, including real estate associated with a Vehicle dealership; and

            (f) Indebtedness with respect to any loans made by U.S. Bank directly to Lithia Financial Corporation.

      7.2 Contingent Liabilities. None of the Loan Parties shall create, incur, assume, guarantee or be or remain liable with respect to any Guarantees, except under the Guaranty.

      7.3 Encumbrances. None of the Loan Parties shall create, incur, assume or suffer to exist any mortgage, pledge, security interest, lien or other charge or encumbrance of any kind, including the lien or retained security title of a conditional vendor upon or with respect to any of their property or assets ("Encumbrances"), or assign or otherwise convey any right to receive income, including the sale or discount of Accounts Receivable with or without recourse, except the following ("Permitted Encumbrances"):

            (a) Encumbrances in favor of the Agent or any of the Lenders to secure Obligations;

            (b)   Encumbrances  existing as of the date of this  Agreement and
disclosed  in  Exhibit C  to  this  Agreement,   which  secures   Indebtedness
permitted under Section 7.1(b);

            (c) Encumbrances securing Indebtedness for Capital Expenditures to the extent such Indebtedness is permitted by Section 7.1(e), provided that
(i) each such Encumbrance is given solely to secure the purchase price of such property, does not extend to any other property and is given contemporaneously with the acquisition of the property, and (ii) the Indebtedness secured thereby does not exceed the lesser of the cost of such property or its fair market value at the time of acquisition;

            (d) liens for taxes, fees, assessments and other governmental charges to the extent that payment of the same may be postponed or is not required in accordance with the provisions of Section 5.4;

            (e) landlords' and lessors' liens with respect to rent not in default or liens with respect to pledges or deposits under workmen's compensation, unemployment insurance, social security laws, or similar legislation (other than ERISA) or in connection with appeal and similar bonds incidental to litigation; mechanics', warehouseman's, laborers' and materialmen's and similar liens, if the obligations secured by such liens are not then delinquent; liens securing the performance of bids, tenders, contracts (other than for the payment of money); and liens securing statutory obligations or surety, indemnity, performance, or other similar bonds incidental to the conduct of the Loan Party's business in the ordinary course and that do not in the aggregate materially detract from the value of its property or materially impair the use thereof in the operation of its business;

            (f) judgment liens securing judgments that (i) are fully covered by insurance, and (ii) shall not have been in existence for a period longer than 10 days after the creation of this Agreement or, if a stay of execution shall have been obtained, for a period longer than 10 days after the expiration of such stay;

            (g) rights of lessors under capital leases to the extent such capital leases are permitted under this Agreement;

            (h) easements, rights of way, restrictions and other similar charges or Encumbrances relating to real property and not interfering in a material way with the ordinary conduct of the Borrower's business; and

            (i) liens constituting a renewal, extension or replacement of any Permitted Encumbrance other than those Permitted Encumbrances described in Section 7.3(f).

      7.4 Merger; Consolidation; Sale or Lease of Assets. None of the Loan Parties shall liquidate, dissolve, reorganize, merge or consolidate into or with any other Person or entity, or sell, lease or otherwise dispose of any assets or properties, other than in the ordinary course of business. For purposes of this Section 7.4, (i) sales of inventory consistent with past practice, (ii) Qualified Investments, and (iii) sales of obsolete or replaced equipment shall be considered to be in the ordinary course of business.

      7.5 Stock Issuances. The Loan Parties shall not amend their Articles of Incorporation or bylaws (or Articles of Organization or Operating Agreement if the Loan Party is a limited liability company) or issue any additional shares of their capital stock or other equity securities, any options therefor or any securities convertible thereto, other than issuances by a Subsidiary to the Borrower. Neither the Parent, Borrower nor any of its Subsidiaries shall sell, transfer or otherwise dispose of any of the capital stock or other equity securities or ownership interests of a Subsidiary, except to another Loan Party. The following issuances and transfers of publicly traded, Class A Common Stock in the Borrower are also permitted:

            (a) Issuances and transfers pursuant to the Borrower's existing stock option plan; and

            (b) Issuances and transfers in furtherance of prudent business practices pursuant to an employee stock purchase plan or a 401(k) pension plan which is subject to ERISA, in which plan(s) the Borrower or another Loan Party is a participating employer, and which plan(s) are designed as supplemented compensation for all full time employees of Borrower or a Loan Party.

                  Notwithstanding the foregoing, the issuances and transfers under Section 7.5(a) and (b) above are not permitted to the extent that they would have the effect of, whether singularly, cumulatively or in combination with other issuances or transfers of any kind, making the recipient an Affiliate, or would result in a breach of the ownership and control requirements set forth in Article 8, Section 8.1(k) or (l).

      7.6 Restricted Payments. None of the Loan Parties shall pay, make, declare or authorize any Restricted Payment other than:

            (a)   compensation  paid to  employees,  officers and directors in
the  ordinary  course  of  business  and  consistent  with  prudent   business
practices;

            (b)   dividends payable solely in capital stock;

            (c) dividends paid by any Subsidiary to the Borrower for purposes of making any payment required by this Agreement; and

            (d) stock splits affecting all outstanding shares of a class of stock.

      7.7 Investments; Purchases of Assets. None of the Loan Parties shall make or maintain any Investments or purchase or otherwise acquire any material amount of assets other than:

            (a)   Qualified Investments;

            (b)   Capital Expenditures;

            (c)   purchases of  inventory in the ordinary  course of business;
and

            (d) normal trade credit extended in the ordinary course of business and consistent with prudent business practice.

      7.8 ERISA Compliance. Neither the Borrower nor any of its Affiliates nor any Plan shall (i) engage, or shall have engaged, in any Prohibited Transaction which would have a material adverse effect on the business, financial condition or operations of the Borrower and its Subsidiaries taken as a whole, (ii) incur any "accumulated funding deficiency" (as defined in Section 412(a) of the Code and Section 302 of ERISA) whether or not waived which would have a material adverse effect on the business, financial condition or operations of the Borrower and its Subsidiaries taken as a whole, (iii) fail to satisfy any additional funding requirements set forth in
Section 412 of the Code and Section 302 of ERISA or to make any other contribution required under the terms of any Pension Plan or any collective bargaining agreement with respect to a Multiemployer Plan which would have a material adverse effect on the business, financial condition or operations of the Borrower and its Subsidiaries taken as a whole, (iv) terminate any Pension Plan in a manner which could result in the imposition of a lien on any property of the Borrower or any of its Subsidiaries; or (v) withdraw (in a complete or partial withdrawal within the meaning of Section 4203 or
Section 4205 of ERISA, respectively) from a Multiemployer Pension Plan if such withdrawal would have a material adverse effect on the business, financial condition or operations of the Borrower and its Subsidiaries taken as a whole. Each Plan shall comply in all material respects with ERISA, except to the extent failure to comply in any instance would not have a material adverse effect on the business, financial condition or operations of the Borrower and its Subsidiaries taken as a whole.

      7.9 Transactions with Affiliates. The Loan Parties shall not, directly or indirectly, enter into any purchase, sale, lease or other transaction with any Affiliate except (i) transactions in the ordinary course of business on terms that are no less favorable to the Borrower than those which might be obtained at the time in a comparable arm's-length transaction with any Person who is not an Affiliate, and (ii) employment contracts with senior management of the Borrower entered into in the ordinary course of business and consistent with prudent business practices. Notwithstanding the foregoing, the Borrower will not, and will not permit any Subsidiary to, directly or indirectly, pay any management, consulting, overhead, indemnity, guarantee or other similar fee or charge to any Affiliate.

      7.10 Sale and Lease-Back Transactions. No Loan Party shall enter into any arrangement, directly or indirectly, with any Person pursuant to which it shall sell or transfer any property, real or personal, used or useful in its business, whether now owned or subsequently acquired, and thereafter rent or lease such property or other property that it intends to use for substantially the same purpose or purposes as the property being sold or transferred. Subject to the provisions of Section 7.9, nothing in this
Section 7.10 will prohibit any Loan Party from entering into any of the transactions described in this Section 7.10 with another Loan Party or with Lithia Real Estate, Inc. or Lithia Properties, Inc. as to real property and fixtures.

      7.11 Material Agreements. No Loan Party will cause, or suffer to exist, any termination, expiration, revocation, or cancellation of, or material default under, any Material Agreement, regardless of cause, or cause, or suffer to exist, any such Material Agreement to not be in full force and effect or not constitute the legal, valid and binding obligations of the parties thereto, or assign or grant to a Person any right or interest arising therefrom and will not, without the prior written consent of the Required Lenders, materially modify or amend any such Material Agreement, other than Material Agreements that are purchase and sale agreements relating to Acquisitions.

      7.12 Structure. None of the Loan Parties shall make any change in its corporate or organizational structure and shall not create or acquire any Subsidiary except in connection with an Acquisition and provided that such new Subsidiary becomes a Loan Party and executes and delivers a Joinder Agreement and such other applicable Loan Documents.

      7.13 Fiscal Year and Accounting Policies. The Loan Parties shall not change their fiscal year without the prior written consent of the Required Lenders. Neither the Borrower nor any other Loan Party shall make any significant change in accounting policies or reporting practices other than changes required by GAAP or otherwise required by law.

                                 SECTION VIII.

                                   DEFAULTS

      8.1 Events of Default. There shall be an Event of Default under this Agreement if any of the following events occurs:

            (a) The Borrower shall fail to pay any principal or interest with respect to any Loan, Fees or other amounts owing under any Loan Document or with respect to any Obligation when the same shall become due and payable, whether at maturity, at any accelerated date of maturity or at any other date fixed for payment;

            (b) (i) Any Loan Party shall breach, shall fail to perform or shall fail to be in full compliance with any term, covenant or agreement contained in Section VI of this Agreement, or (ii) any Loan Party shall breach, shall fail to perform or shall fail to be in full compliance with any term, covenant or agreement applicable to them contained in this Agreement or any other Loan Document and such Default shall continue for 10 days; or

            (c) Any representation or warranty of any Loan Party made in this Agreement or any other Loan Document or in any certificate, notice or other writing delivered under this Agreement or under any other Loan Document shall prove to have been false or misleading in any material respect upon the date when made or deemed to have been made; or

            (d)   Default  or  termination  (or the  occurrence  of any  other
event  which  gives  another  party  thereto  a  right  of   acceleration   or
termination) under any Material Agreement; or

            (e) Any Loan Party shall (i) apply for or consent to the appointment of, or the taking of possession by, a receiver, custodian, trustee, liquidator or similar official of itself or of all or a substantial part of its property, (ii) make a general assignment for the benefit of its creditors, (iii) commence a voluntary case under the United States Bankruptcy Code (as now or hereafter in effect), (iv) take any action or commence any case or proceeding under any law relating to bankruptcy, insolvency, reorganization, winding-up or composition or adjustment of debts, or any other law providing for the relief of debtors, (v) fail to contest in a timely or appropriate manner, or acquiesce in writing to, any petition filed against it in an involuntary case under the United States Bankruptcy Code or other law, (vi) take any action under the laws of its jurisdiction of incorporation or organization similar to any of the foregoing, or (vii) take any corporate action for the purpose of effecting any of the foregoing; or

            (f)   a  proceeding  or case shall be  commenced  against any Loan
Party without the application or consent of such Loan Party in any court of competent jurisdiction, seeking (i) the liquidation, reorganization, dissolution,  winding  up,  or  composition  or  readjustment  of  its  debts,
(ii) the appointment of a trustee, receiver, custodian, liquidator or the like of it or of all or any substantial part of its assets, or (iii) similar relief with respect to it, under any law relating to bankruptcy, insolvency, reorganization, winding-up or composition or adjustment of debts or any other law providing for the relief of debtors, and such proceeding or case shall continue undismissed, or unstayed and in effect, for a period of 45 days; or an order for relief shall be entered in an involuntary case under the United States Bankruptcy Code, against such Loan Party; or action under the laws of the jurisdiction of incorporation or organization of any Loan Party similar to any of the foregoing shall be taken with respect to the Loan Party and shall continue unstayed and in effect for a period of 45 days; or

            (g) a judgment or order for the payment of money shall be entered against any Loan Party by any court, or a warrant of attachment or execution or similar process shall be issued or levied against property of the Loan Party, that in the aggregate exceeds $100,000 in value, the payment of which is not fully covered by insurance in excess of any deductibles not exceeding $10,000 in the aggregate, and such judgment, order, warrant or process shall continue undischarged or unstayed for 30 days; or

            (h) any default by any Loan Party under any Indebtedness the effect of which permits the holder of such Indebtedness to cause such Indebtedness to become due and payable prior to its maturity date; or

            (i) the Borrower or any Affiliate shall fail to pay when due any amount that they shall have become liable to pay to the PBGC or to a Plan under Title IV of ERISA, unless such liability is being contested in good faith by appropriate proceedings, the Borrower or the Affiliate, as the case may be, has established and is maintaining adequate reserves in accordance with GAAP and no lien shall have been filed to secure such liability; or the PBGC shall institute proceedings under Title IV of ERISA to terminate or to cause a trustee to be appointed to administer any such Plan or Plans; or a condition shall exist by reason of which the PBGC would be entitled to obtain a decree adjudicating that any such Plan or Plans must be terminated; or

            (j) any of the Loan Documents shall be canceled, terminated, revoked or rescinded otherwise then in accordance with the express terms hereof or thereof or with the express prior written agreement, consent or approval of the Lenders, or any action at law or in equity or other legal proceeding to cancel, revoke or rescind any Loan Document shall be commenced by or on behalf of any Loan Party, or any court or other governmental or regulatory authority or agency of competent jurisdiction shall make a determination that, or shall issue a judgment, order, decree or ruling to the effect that, any one or more of the Loan Documents is illegal, invalid or unenforceable in accordance with the terms thereof; or

            (k) Sidney B. DeBoer, or a successor or successors reasonably acceptable to Agent and Required Lenders, shall fail to own and control, free and clear of Encumbrances (except Encumbrances pursuant to the Security Documents), a sufficient percentage of the voting interests of Parent to enable him at all times to approve any matter to be voted by the managers or members of the Parent, including, without limitation, the right at all times to elect the managers of the Parent; or

            (l) the Parent shall fail to own of record and beneficially, free and clear of any and all Encumbrances (except Encumbrances pursuant to the Security Documents), sufficient issued and outstanding voting securities of the Borrower to have the unfettered ability at all times to approve any matter to be voted upon by the stockholders of the Borrower (except for those matters on which the holders of the Borrower's Class A Common Stock have the sole right to vote), and at all times to designate a majority of the Board of Directors of the Borrower; or

            (m) the Borrower shall fail to own beneficially, directly or indirectly, 100 percent of the issued and outstanding capital stock or equity or other ownership interests of any Loan Party other than the Parent; or

            (n) the Lenders cease to have a valid, perfected first priority security interest in the Collateral (except with respect to the fixed assets owned by Lithia Financial Corporation or the Vehicles owned by Lithia
Financial Corporation leased to others, which security interest shall be a valid, perfected second priority security interest); or

            (o) the interruption or cessation of a material portion of the ordinary business operations of the Borrower and its Subsidiaries, taken as a whole; or

            (p) the occurrence of any material adverse change in the condition or affairs (financial or otherwise) of the Borrower and its Subsidiaries, taken as a whole, or of any endorser, guarantor or surety for any of the obligations and which is not a Loan Party, which materially adverse change causes the Lenders reasonably to deem themselves insecure.

      8.2 Remedies. Upon the occurrence of a Default or Event of Default described in subsections 8.1(e) and (f), immediately and automatically, and upon the occurrence of any other Event of Default, at any time thereafter while such Event of Default is continuing, at the option of the Agent or the Required Lenders (or the Swingline Lender in connection with Section 8.2(b)) and upon the Agent's declaration (which shall be given if the Required Lenders (or the Swingline Lender in connection with Section 8.2(b)) so directs):

            (a) the obligation of the Lenders to make any further Loans under this Agreement, including without limitation the obligation of the Swingline Lender to honor any debits or draft authorizations (or similar instruments or arrangements), and all Loan Commitments shall terminate;

            (b) the Swingline Lender, in its sole discretion or at the direction of the Required Lenders, may give notice to any Seller or other appropriate party terminating any debit or draft authorization (or similar instrument or arrangement); provided, however, that if the Loan Commitments have terminated, then the Swingline Lender shall immediately take such action as is necessary to terminate such debit or draft authorizations (or similar instruments or arrangements), and on receipt of a copy of any such notice or notice of any other action taken in connection with this Section 8.2(b), the Borrower shall immediately deliver cash collateral to the Swingline Lender in an amount that the Swingline Lender shall determine in its reasonable discretion (based on the aggregate amount of debit or draft authorizations (or similar instruments or arrangements) then in effect) as collateral for the payment and performance of any and all debit or draft authorizations (or similar instruments or arrangements) until all such debit or draft authorizations (or similar instruments or arrangements) are terminated (and all outstanding obligations have been honored) according to their respective terms.

            (c) the unpaid principal amount of the Loans together with accrued and unpaid interest, all Fees, and all other Obligations shall become immediately due and payable without presentment, demand, protest or further notice of any kind, all of which are by this Agreement expressly waived; and

            (d)   the Agent and the  Lenders may  exercise  any and all rights they have under this Agreement, the other Loan Documents, under the applicable Uniform Commercial Code, or at law or in equity, and proceed to protect and enforce their respective rights by any action at law or in equity or by any other appropriate proceeding.

No remedy conferred upon the Agent and the Lenders in the Loan Documents is intended to be exclusive of any other remedy, and each and every remedy shall be cumulative and shall be in addition to every other remedy given under this Agreement or now or hereafter existing at law or in equity or by statute or by any other provision of law. Without limiting the generality of the foregoing or of any of the terms and provisions of any of the Security Documents, if and when the Agent exercises remedies under the Security Documents with respect to Collateral, the Agent may, in its sole discretion, determine which items and types of Collateral to dispose of and in what order and may dispose of Collateral in any order the Agent shall select in its sole discretion, and the Borrower consents to the foregoing and waives all rights of marshaling with respect to all Collateral. Nothing in this Agreement or any Loan Document shall require the Agent to operate the business of any Loan Party in connection with the disposition of any Collateral.

                                  SECTION IX.

                         ASSIGNMENT AND PARTICIPATION

      9.1   Assignment.

            (a) Each Lender shall have the right to assign at any time any portion of its Commitments under this Agreement and its interests in the risk relating to any Loans in an amount equal to or greater than $10,000,000 (or less than $10,000,000 with the Agent's prior written consent which will not be unreasonably withheld) to other Lenders or to banks or financial institutions reasonably acceptable to the Agent (each an "Assignee"), provided that any Lender which proposes to assign less than all of its Commitments must retain a Commitment of at least $10,000,000. Each Assignee shall execute and deliver to the Agent and the Borrower an Assignment and
Acceptance Agreement substantially in the form of Exhibit I to this Agreement, and the assigning Lender shall pay to the Agent, solely for the account of the Agent, an assignment fee of $3,500. Upon the execution and delivery of such Assignment and Acceptance Agreement and the Agent's receipt of the assignment fee, (a) such Assignee shall, on the date and to the extent provided in such Assignment and Acceptance Agreement, become a "Lender" party to this Agreement and the other Loan Documents for all purposes of this Agreement and the other Loan Documents and shall have all rights and obligations of a "Lender" with Commitments as set forth in such Assignment and Acceptance Agreement, and the assigning Lender shall, on the date and to the extent provided in such Assignment and Acceptance Agreement, be released from its obligations under this Agreement and under the other Loan Documents to a corresponding extent (and, in the case of an assignment covering all of the remaining portion of an assigning Lender's rights and obligations under this Agreement, such transferor shall cease to be a party to this Agreement but shall continue to be entitled to the benefits of Section 11.3 and to any Fees accrued for its account under this Agreement and not yet paid); (b) the assigning Lender, if it holds any Notes, shall promptly surrender such Notes to the Agent for cancellation and delivery to the Borrower, provided that if the assigning Lender has retained any Commitment, the Borrower shall, on the request of the Agent, execute and deliver to the Agent for delivery to such assigning Lender new Notes in the amount of the assigning Lender's retained Commitment; (c) the Borrower shall issue to such Assignee Notes in the amount of such Assignee's Commitments dated the Closing Date or such other date as may be specified by such Assignee and otherwise completed in substantially the form of Exhibits A-1, A-2, A-3, A-4, A-5A, and A-5B to this Agreement;
(d) this Agreement (including Schedule 1-B to this Agreement) shall be deemed appropriately amended to reflect (i) the status of such Assignee as a party to this Agreement and (ii) the status and rights of the Lenders under this Agreement; and (e) the Borrower shall take such action as the Agent may reasonably request to perfect any security interests or mortgages in favor of the Lenders, including any Assignee which becomes a party to this Agreement.

            (b) If the Assignee, or any Participant pursuant to Section 9.2 of this Agreement, is organized under the laws of a jurisdiction other than the United States or any state thereof, such Assignee shall execute and deliver to the Borrower, simultaneously with or prior to such Assignee's execution and delivery of the Assignment and Acceptance Agreement described above in Section 9.1(a), and such Participant shall execute and deliver to the Lender granting the participation, a United States Internal Revenue Service Form 4224 or Form 1001 (or any successor form), appropriately completed, wherein such Assignee or Participant claims entitlement to complete exemption from United States Federal Withholding Tax on all interest payments under this Agreement and all Fees and other charges payable pursuant to any of the Loan Documents. The Borrower shall not be required to pay any increased amount to any Assignee or other Lender on account of taxes to the extent such taxes would not have been payable if the Assignee or Participant had furnished one of the Forms referenced in this Section 9.1(b) unless the failure to furnish such a Form results from (i) a condition or event affecting the Borrower or an act or failure to act of the Borrower or (ii) the adoption of or change in any law, rule, regulation or guideline affecting such Assignee or Participant occurring (x) after the date on which any such Assignee executes and delivers the Assignment and Acceptance Agreement, or
(y) after the date such Assignee shall otherwise comply with the provisions of Section 9.1(a), or (z) after the date a Participant is granted a participation and Borrower would otherwise have been obligated to pay such taxes under this Agreement.

      9.2 Participations. Each Lender shall have the right to grant participations to one or more banks or other financial institutions (each a "Participant") in all or any part of any Loans owing to such Lender and the Notes held by such Lender; provided that each participation shall be in the minimum principal amount of $5,000,000. Each Lender shall retain the sole right to approve, without the consent of any Participant, any amendment, modification or waiver of any provision of the Loan Documents, provided that the documents representing any such participation may provide that, except with the consent of such Participant, such Lender will not consent to (a) the reduction in or forgiveness of the stated principal of, rate of interest on, or Commitment Fee, with respect to the portion of any Loan subject to such participation, (b) the extension or postponement of any stated date fixed for payment of principal or interest or Commitment Fee with respect to the portion of any Loan subject to such participation, (c) the waiver or reduction of any right to indemnification of such Lender under this Agreement, or (d) except as otherwise permitted under this Agreement, the release of any Collateral. Notwithstanding the foregoing, no participation shall operate to increase the Total Commitment or the commitment available under any Loan or otherwise alter the substantive terms of this Agreement. In the event of any such sale by a Lender of participating interests to a Participant, such Lender's obligations under this Agreement shall remain unchanged, such Lender shall remain solely responsible for the performance thereof, such Lender shall remain the holder of such Notes for all purposes under this Agreement and the Borrower and Agent shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement. The Borrower agrees that if amounts outstanding under this Agreement and the Notes are due or unpaid, or shall have been declared or shall have become due and payable on the occurrence of a Default or an Event of Default, each Participant shall be deemed to have the right of setoff in respect of its participating interest in amounts owing under this Agreement or any Note to the same extent as if the amount of its participating interest were owing directly to it under this Agreement or any Note; provided that such right of setoff shall be subject to the obligation of such Participant to share with the Lenders, and the Lenders agree to share with such Participant, as provided in Section 2.8(e) of this Agreement. In addition, the Borrower agrees that each Participant shall be entitled to the benefits of Sections 2.9, 2.10, 2.11, 2.12, and 2.13 of this Agreement with respect to its participation in the Loans outstanding from time to time; provided that no Participant shall be entitled to receive any greater amount than such Lender would have been entitled to receive with respect to the amount transferred if no such transfer occurred.

      9.3 Intercreditor Agreement. The Lenders acknowledge that U.S. Bank has prior lending relationships with Lithia Financial Corporation, which will continue after the Closing Date, secured by perfected first-priority liens against a portion of the Collateral. Notwithstanding, to the extent permitted by law, the date, manner or order of perfection of the security interests and liens granted to the Lenders or U.S. Bank, and, to the extent permitted by law, notwithstanding any provisions of the Uniform Commercial Code of any state or any applicable law or decision, or the Loan Documents or agreements entered into between U.S. Bank and the Lithia Financial Corporation, or whether either the Lenders or U.S. Bank holds possession of all or any part of the Collateral, the Lenders and U.S. Bank agree as follows:

            The Lenders' security interests and liens in the following items included in the Collateral shall be subordinate to the security interests and liens granted by Lithia Financial Corporation to U.S. Bank, other than in U.S. Bank's capacity as Agent or Lender under this Agreement, to secure the obligations of Lithia Financial Corporation to U.S. Bank, other than in U.S. Bank's capacity as Agent or Lender under this Agreement whether now owned or existing or hereafter acquired or arising:

                  (a)   the   fixed   assets   owned   by   Lithia   Financial
Corporation,

                  (b) the Vehicles owned by Lithia Financial Corporation and leased to its customers in the ordinary course of its business,

                  (c) the fixed assets owned by a Loan Party to secure an obligation of the Loan Party to Lithia Financial Corporation, which security interest Lithia Financial Corporation assigned to U.S. Bank, other than in U.S. Bank's capacity as Agent or Lender under this Agreement, and

                  (d) leases and chattel paper evidencing Lithia Financial Corporation's lease of Vehicles or fixed assets to a Loan Party or other Person.

                                  SECTION X.

                                   THE AGENT

      10.1  Appointment of Agent; Powers and Immunities.

            (a)   Each  Lender  by this  Agreement  irrevocably  appoints  and authorizes the Agent to act as its agent under this Agreement and under the other Loan Documents and to execute the Loan Documents (other than this Agreement) and all other instruments relating thereto. Each Lender irrevocably authorizes the Agent to take such action on behalf of each of the Lenders and to exercise all such powers as are expressly delegated to the Agent under this Agreement and in the other Loan Documents and all related documents, together with such other powers as are reasonably incidental thereto. The obligations of the Agent under this Agreement are only those expressly set forth in this Agreement. The Agent shall not have any fiduciary relationship with any Lender and shall have no duties or responsibilities except those expressly set forth in this Agreement.

            (b) Neither the Agent nor any of its directors, officers, employees or agents shall be responsible for any action taken or omitted to be taken by any of them under this Agreement or in connection with this Agreement, except for their own gross negligence or willful misconduct. Without limiting the generality of the foregoing, neither the Agent nor any of its Affiliates shall be responsible to the Lenders for, have any duty to ascertain, inquire into or verify, or be deemed to have knowledge or notice of: (i) any recitals, statements, representations or warranties made by any Loan Party or any other Person whether contained in this Agreement or otherwise; (ii) the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement, the other Loan Documents or any other document referred to or provided for in this Agreement or therein;
(iii) any failure by any Loan Party or any other Person to perform its obligations under any of the Loan Documents; (iv) the satisfaction of any conditions specified in Section 3 of this Agreement, other than receipt of the documents, certificates and opinions specified in Section 3.1(a) of this Agreement; (v) the existence or the possible existence of any Default or Event of Default, (vi) the existence, value, collectibility or adequacy of the Collateral or any part thereof or the validity, effectiveness, perfection or relative priority of the liens and security interests of the Lenders therein; or (vii) the filing, recording, refiling, continuing or re-recording of any financing statement or other document or instrument evidencing or relating to the security interests or liens of the Lenders in the Collateral.

            (c) The Agent may employ agents, attorneys and other experts, shall not be responsible to any Lender for the negligence or misconduct of any such agents, attorneys or experts selected by it with reasonable care and shall not be liable to any Lender for any action taken, omitted to be taken or suffered in good faith by it in accordance with the advice of such agents, attorneys and other experts. U.S. Bank in its separate capacity as a Lender shall have the same rights and powers under the Loan Documents as any other Lender and may exercise or refrain from exercising the same as though it were not the Agent, and U.S. Bank and its Affiliates may accept deposits from, lend money to and generally engage in any kind of business with the Loan Parties as if it were not the Agent.

      10.2  Actions by Agent.

            (a) The Agent shall be fully justified in failing or refusing to take any action under this Agreement as it reasonably deems appropriate unless it shall first have received such advice or concurrence of the Lenders and shall be indemnified to its reasonable satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement or any of the Loan Documents in accordance with a request of the Lenders or the Required Lenders, as the case may be, and such request and any action taken or failure to act pursuant to this Agreement shall be binding on the Lenders and all holders of the Notes. The Agent shall not be required to take any action which exposes the Agent to personal liability or which is contrary to the Loan Documents or applicable law. In absence of instructions from the Lenders, the Agent shall have authority, in its sole discretion, to take or not to take any action, and any such action or failure to act shall be binding on the Lenders and on all holders of the Notes. Each Lender and each holder of any Notes shall execute and delivery such additional instruments, including powers of attorney in favor of the Agent, as may be necessary or desirable to enable the Agent to exercise its powers under this Agreement and under the Loan Documents.

            (b) Whether or not a Default or Event of Default shall have occurred, the Agent may from time to time exercise such rights of the Agent and the Lenders under the Loan Documents as it determines may be necessary or desirable to protect the Collateral and the interests of the Agent and the Lenders therein and under the Loan Documents. In addition, the Agent may, without the consent of the Lenders, release the Lender's security interest in Collateral having an aggregate value equal to or less than $1,000,000 (as valued by the Agent in its reasonable discretion) in any consecutive 12-month period, which amount shall be in addition to the releases of security interests with respect to sales which are otherwise permitted by this Agreement.

            (c) Neither the Agent nor any of its directors, officers, employees or agents shall incur any liability by acting in reliance on any notice, consent, certificate, statement or other writing (which may be a bank wire, telex, facsimile or similar writing) believed by any of them to be genuine or to be signed by the proper party or parties.

      10.3 Indemnification. Without limiting the obligations of the Borrower under this Agreement or under any other Loan Document, the Lenders jointly and severally agree to indemnify the Agent (to the extent not reimbursed by the Borrower), ratably in accordance with their Pro Rata Share of their respective Loan Commitments (or if the Loan Commitments have terminated, their Pro Rata Share of Total Loans Outstanding), jointly and severally, for any and all liabilities, obligations, claims, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may at any time be imposed on, incurred by or asserted against the Agent in any way relating to or arising out of this Agreement or any other Loan Document or any documents contemplated by or referred to in this Agreement or therein or the transactions contemplated by this Agreement or thereby or the enforcement of any of the terms of this Agreement or thereof or of any such other documents; provided, that no Lender shall be liable for any of the foregoing to the extent they result from the gross negligence or willful misconduct of the Agent. Without limiting the foregoing, each Lender agrees to reimburse the Agent promptly on demand in proportion to its share of its respective Commitments for any out-of-pocket expenses, including attorney fees, including, without limitation at trial, on appeal or review, or in a bankruptcy proceeding, incurred by the Agent in connection with the negotiations, preparation, execution, delivery, modification, administration or enforcement or preservation of any Loan Document.

      10.4 Reimbursement. Without limiting the provisions of Section 10.3, the Lenders and the Agent by this Agreement agree that the Agent shall not be obliged to make available to any Person any sum which the Agent is expecting to receive for the account of that Person until the Agent has determined that it has received that sum. The Agent may, however, disburse funds prior to determining that the sums which the Agent expects to receive have been finally and unconditionally paid to the Agent if the Agent wishes to do so. If and to the extent that the Agent does disburse funds and it later becomes apparent that the Agent did not then receive a payment in an amount equal to the sum paid out, then any Person to whom the Agent made the funds available shall, on demand from the Agent refund to the Agent the sum paid to that Person. If the Agent in good faith reasonably concludes that the distribution  of  any  amount  received  by it in  such  capacity  under  this

Agreement or under the other Loan Documents might involve it in liability, it may refrain from making the distribution until its right to make the distribution shall have been adjudicated by a court of competent jurisdiction. If a court of competent jurisdiction shall adjudge that any amount received and distributed by the Agent is to be repaid, each Person to whom any such distribution shall have been made shall either repay to the Agent its proportionate share of the amount so adjudged to be repaid or shall pay over the same in such manner and to such Persons as shall be determined by such court.

      10.5 Non-Reliance on Agent and Other Lenders. Each Lender represents that it has, independently and without reliance on the Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own appraisal of the financial condition and affairs of the Loan Parties and decision to enter into this Agreement and the other Loan Documents and agrees that it will, independently and without reliance upon the Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own appraisals and decisions in taking or not taking action under this Agreement or any other Loan Document. The Agent shall not be required to keep informed as to the performance or observance by the Loan Parties thereof, the other Loan Documents or any other document referred to or provided for in this Agreement or therein or by any other Person of any other agreement or to make inquiry of, or to inspect the properties or books of, any Person. Except for notices, reports and other documents and information expressly required to be furnished to the Lenders by the Agent under this Agreement, the Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning any Person which may come into the possession of the Agent or any of its affiliates. Unless any Lender shall, promptly after obtaining knowledge thereof, object to any action taken by the Agent under this Agreement (other than actions to which the provisions of Section 11.7(b) are applicable and other than actions which constitute gross negligence or willful misconduct by the Agent), such Lender shall conclusively be presumed to have approved the same.

      10.6 Resignation or Removal of Agent. The Agent may resign at any time by giving 30 days prior written notice thereof to the Lenders and the Borrower. Upon 30 days prior written notice from all Lenders except Agent requesting that Agent resign, Agent will resign. In the event of resignation, Agent may require that any successor Agent replace Agent as the Swingline Lender. Upon any such resignation, the Required Lenders shall have the right to appoint a successor Agent. If no successor Agent shall have been so appointed by the Lenders and shall have accepted such appointment within 30 days after the retiring Agent's giving of notice of resignation or within 30 days after Agent's resignation if requested by all Lenders except Agent, then the retiring Agent may, on behalf of the Lenders, appoint a successor Agent. Upon the acceptance of any appointment as Agent under this Agreement by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations under this Agreement. After any retiring Agent's resignation, the provisions of this Agreement shall continue in effect for its benefit with respect to any actions taken or omitted to be taken by it while it was acting as Agent.

                                  SECTION XI.

                                 MISCELLANEOUS

      11.1  Notices.  Unless  otherwise  specified  in  this  Agreement,   all
notices under this Agreement to any party to this Agreement shall be in writing and shall be deemed to have been given when delivered, if hand delivered, and shall be deemed to have been given: when sent, if sent by confirmed electronic facsimile transmission; when sent, if sent by telex answer back received; on the first Business Day after being delivery to any overnight delivery service for guaranteed next business day delivery; or three days after being mailed, if sent by certified or registered mail, return receipt requested, postage pre-paid; in each case addressed to such party at its address indicated below:

      If to the Borrower, at

            360 East Jackson Street
            Medford, Oregon  97501
            Attention:  Sidney B. DeBoer
            Telephone:  (541) 776-6401
            Facsimile:  (541) 776-6861
      with a copy to:

            Foster, Pepper & Shefelman
            101 SW Main Street, 15th Floor
            Portland, Oregon  97204
            Attention:  Kenneth E. Roberts, Jr.
            Telephone:  (503) 221-1151
            Facsimile:  (503) 221-1510

      If to the Agent or U.S. Bank, at

            131 East Main Street
            Medford, Oregon  97501
            Attention:  Laurence L. Rivelli
            Telephone:  (541) 770-1124
            Facsimile:  (800) 962-0059

      with a copy to:

            U.S. Bank National Association
            Ninth Floor
            1420 Fifth Avenue, WWH749
            Seattle, Washington  98101
            Attention:  Caron Carlyon
            Telephone:  (206) 344-3605
            Facsimile:  (206) 344-2882

      If to any other Lender, to its address set forth on Schedule 1-B attached to this Agreement; or at any other address specified by such party in writing.

      11.2 Expenses. Whether or not the transactions contemplated by this Agreement shall be consummated, the Loan Parties jointly and severally promise to reimburse (a) the Agent, and the Initial Lenders for all reasonable out-of-pocket fees and disbursements (including all Attorneys' Fees, appraisal and collateral examination fees, due diligence investigation expenses and syndication expenses) incurred or expended in connection with the negotiation, preparation, execution, delivery, filing or recording, or the administration or interpretation of this Agreement and the other Loan Documents, or the consummation of the transactions contemplated by this
Agreement, or any amendment, modification, approval, consent or waiver of this Agreement or thereof, and (b) the Agent and all of the Lenders for all reasonable out-of-pocket costs, fees and disbursements (including all Attorneys' Fees, appraisal and collateral examination fees, and collection expenses) incurred or expended in connection with the enforcement of any Obligations, the exercise of any remedies under any Loan Documents or with respect to the Collateral or the satisfaction of any Indebtedness of the Borrower under this Agreement or thereunder, or in connection with any litigation, proceeding or dispute in any way related to the credit under this Agreement. The Borrower will pay any taxes (including any interest and penalties in respect thereof), other than any Lender's federal and state income taxes, payable on or with respect to the transactions contemplated by the Loan Documents (the Borrower by this Agreement agreeing to indemnify the Agent and the Lenders with respect thereto). For purposes of this Agreement and the other Loan Documents, "Attorneys' Fees" shall mean the reasonable fees and disbursements of attorneys (including all paralegals and other staff employed by such attorneys and the reasonably allocated costs of internal counsel), whether incurred at trial, on appeal or review, in a bankruptcy proceeding or in any other way relating to Obligations, the Loan Documents and the transactions contemplated by this Agreement, including, without limitation as provided in Sections 11.2 and 11.3 of this Agreement.

      11.3 Indemnification. The Loan Parties agrees to indemnify and hold harmless the Agent and the Lenders, as well as their respective shareholders, directors, offices, agents, attorneys, subsidiaries and affiliates, from and against all damages, losses, settlement payments, obligations, liabilities, claims, suits, penalties, assessments, citations, directives, demands, judgments, actions or causes of action, whether statutorily created or under the common law, all reasonable costs and expenses (including, without limitation, Attorneys' Fees and reasonable fees and disbursements of engineers and consultants) and all other liabilities whatsoever (including, without limitation, liabilities under Environmental Laws) which shall at any time or times be incurred, suffered, sustained or required to be paid by any such indemnified Person (except any of the foregoing which result from the gross negligence or willful misconduct of the indemnified Person) on account of or in relation to or any way in connection with any of the arrangements or transactions contemplated by, associated with or ancillary to this Agreement, the other Loan Documents or any other documents executed or delivered in connection herewith or therewith, all as the same may be amended from time to time, whether or not all or part of the transactions contemplated by, associated with or ancillary to this Agreement, any of the other Loan Documents or any such other documents are ultimately consummated. In any investigation, proceeding or litigation, or the preparation therefor, the Lenders shall select their own counsel and, in addition to the foregoing indemnity, the Borrower agrees to pay promptly the reasonable fees and expenses of such counsel. In the event of the commencement of any such proceeding or litigation, the Borrower shall be entitled to participate in such proceeding or litigation with counsel of its choice at its own expense, provided that such counsel shall be reasonably satisfactory to the Agent. The Borrower authorizes the Agent and the Lenders to charge any deposit account or Note Record which it may maintain with any of them for any of the foregoing. The covenants of this Section 11.3 shall survive payment or satisfaction of payment of all amounts owing with respect to the Notes, any other Loan Document or any other Obligation.

      11.4 Survival of Covenants, Etc. Unless otherwise stated in this Agreement, all covenants, agreements, representations and warranties made in this Agreement, in the other Loan Documents or in any documents or other papers delivered by or on behalf of any Loan Party pursuant to this Agreement shall be deemed to have been relied upon by the Agent and the Lenders, notwithstanding any investigation thereto or hereafter made by any of them, and shall survive the making by the Lenders of the Loans as in this Agreement contemplated, and shall continue in full force and effect so long as any Obligation remains outstanding and unpaid or any Lender has any obligation to make any Loans under this Agreement. All statements contained in any certificate or other writing delivered by or on behalf of the Borrower pursuant to this Agreement or in connection with the transactions contemplated by this Agreement shall constitute representations and warranties by the Borrower under this Agreement.

      11.5 Set-Off. Regardless of the adequacy of any Collateral or other means of obtaining repayment of the Obligations, but subject to the provisions of Section 2.8(d) of this Agreement, any deposits, balances or other sums credited by or due from the head office of any Lender or any of its branch offices to the Borrower may, at any time and from time to time after the occurrence of a Default under this Agreement, upon notice to the Agent but without notice to the Borrower or compliance with any other condition precedent now or hereafter imposed by statute, rule of law, or otherwise (all of which are by this Agreement expressly waived) be set off, appropriated, and applied by such Lender against any and all Obligations of the Borrower in such manner as the head office of such Lender or any of its branch offices in its sole discretion may determine, and the Borrower by this Agreement grants each such Lender a continuing security interest in such deposits, balances or other sums for the payment and performance of all such Obligations.

      11.6 No Waivers. No failure or delay by the Agent or any Lender in exercising any right, power or privilege under this Agreement, under the Notes or under any other Loan Document shall operate as a waiver thereof; nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. No waiver shall extend to or affect any Obligation not expressly waived or impair any right consequent thereon. No course of dealing or omission on the part of the Agent or the Lenders in exercising any right shall operate as a waiver thereof or otherwise be prejudicial to this Agreement. No notice to or demand upon the Borrower shall entitle the Borrower to other or further notice or demand in similar or other circumstances. The rights and remedies in this Agreement and in the Notes and the other Loan Documents are cumulative and not exclusive of any rights or remedies otherwise provided by agreement or law.

      11.7  Amendments, Waivers, Etc.

            (a) Except as otherwise set forth in this Agreement with respect to actions by the Agent or as otherwise set forth in any Loan Document, neither this Agreement, the Notes nor any other Loan Document nor any provision of this Agreement, the Notes, or the Loan Documents may be amended, waived, discharged or terminated except by a written instrument signed by the Agent on behalf of the Lenders or by the Required Lenders, and in the case of amendments, by the Borrower.

            (b) (i) Except where this Agreement or any of the other Loan Documents authorizes or permits the Agent to act alone and except as otherwise expressly provided in this Section 11.7(b), any action to be taken (including the giving of notice) by the Lenders may be taken, and any consent or approval required or permitted by this Agreement or any other Loan Document to be given by the Lenders may be given, and any term of this Agreement, any other Loan Document or any other instrument, document or agreement related to this Agreement or the other Loan Documents or mentioned therein may be amended, and the performance or observance by the Borrower or any other Person of any of the terms thereof and any Default or Event of Default (as defined in any of the above-referenced documents or instruments) may be waived (either generally or in a particular instance and either retroactively or prospectively), in each case only with the written consent of the Required Lenders; provided, however, that (a) no amendment, waiver or consent shall, unless in writing and signed by the Agent in addition to the Required Lenders or all the Lenders, as the case may be, affect the rights, duties or liabilities of the Agent under this Agreement or any other Loan Document, (b) any fee or other amount payable solely to the Agent may be amended with the consent of Borrower and the Agent, (c) no amendment, waiver or consent, unless in writing and signed by the Swingline Lender in addition to the Required Lenders or all Lenders as the case may be, shall affect the rights, duties or liabilities of the Swingline Lender under this Agreement or any other Loan Document, and (d) no amendment, waiver or consent, unless in writing and signed by U.S. Bank in addition to the Required Lenders or all Lenders, as the case may be, shall affect the rights, duties or liabilities of U.S. Bank under this Agreement or any other Loan Document with respect to the Total Demonstrator Vehicle Commitment; provided, further, that the Swingline Lender may increase the Swingline Commitment (not to exceed $10,000,000) and the Fee associated with such Commitment without the consent of any other Lender, and U.S. Bank may increase the Fee associated with the Total Demonstrator Vehicle Commitment without the consent of any other Lender.

                  (ii) Notwithstanding the foregoing, no amendment, waiver or consent shall do any of the following unless in writing and signed by ALL of the Lenders:

                        (A) increase the amount of or extend the Maturity Date or the termination date of any Commitment of any Lender, or increase the Total New Vehicle Commitment, Total Program and Used Vehicle Commitment, the Total Demonstrator Vehicle Commitment, or the Acquisition Loan Commitment;

                        (B) postpone or delay any date fixed by this Agreement or any other Loan Document for any payment of principal, interest, fees or other amounts due to any Lender under this Agreement or under any other Loan Document (except as they relate to Swingline Loans or Demonstrator Vehicle Loans, which shall only require the consent of the Lender(s) having a Swingline Loan Commitment or a Demonstrator Vehicle Loan Commitment, respectively);

                        (C) reduce the principal of, or the rate of interest on any Obligations, including any Loan, or any fees or other amounts payable under this Agreement or under any other Loan Document (except as they relate to Swingline Loans or Demonstrator Vehicle Loans, which shall only require the consent of the Lender(s) having a Swingline Loan Commitment or a Demonstrator Vehicle Loan Commitment, respectively);

                        (D) change the definition of Required Banks which are required to take any action under this Agreement;

                        (E) amend this Section 11.7(b), or any provision in this Agreement which requires consent on other action by all Lenders;

                        (F)   release  all  or  a  substantial   part  of  the
Collateral for the Obligations; or

                        (G)   release any Guarantor.

      11.8 Binding Effect of Agreement. This Agreement shall be binding upon and inure to the benefit of the Loan Parties, the Agent, the Lenders and their respective successors and assigns; provided that the Loan Parties may not assign or transfer its rights or obligations under this Agreement.

      11.9 Captions; Counterparts. The captions in this Agreement are for convenience of reference only and shall not define or limit the provisions of this Agreement. This Agreement and any amendment of this Agreement may be executed in several counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, but all of which together shall constitute one instrument. In proving this Agreement it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom enforcement is sought.

      11.10 Attorney-in-Fact. Each Loan Party irrevocably appoints the Agent as its attorney-in-fact to execute, deliver and file from time to time in the name of any Loan Party or the Lenders, any trust receipts, security agreements, financing statements, continuation statements and amendments thereto and any and all other documents and instruments that the Lenders may require in connection with evidencing and securing the Obligations under this Agreement and implementing the provisions of this Agreement, which appointment shall be deemed to be a power coupled with an interest.

      11.11 Entire Agreement, Etc. The Loan Documents and any other documents executed in connection herewith or therewith express the entire understanding of the parties with respect to the transactions contemplated by this Agreement and replace and supersede the Commitment Letter, dated August 27, 1997, signed by the Borrower and U.S. Bank and any other agreement between the Borrower and U.S. Bank specifically providing the Borrower with a line of credit from U.S. Bank with respect to the financing of the Loan Parties' inventory.

      11.12 Waiver of Jury Trial. EACH LOAN PARTY, THE AGENT AND THE LENDERS BY THIS AGREEMENT WAIVE THEIR RIGHT TO A JURY TRIAL WITH RESPECT TO ANY ACTION OR CLAIM ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS AGREEMENT, THE NOTES OR ANY OF THE OTHER LOAN DOCUMENTS, ANY RIGHTS OR OBLIGATIONS UNDER THIS AGREEMENT OR THEREUNDER OR THE PERFORMANCE OF SUCH RIGHTS AND OBLIGATIONS. EXCEPT AS PROHIBITED BY LAW, EACH LOAN PARTY BY THIS AGREEMENT WAIVE ANY RIGHT THEY MAY HAVE TO CLAIM OR RECOVER IN ANY LITIGATION REFERRED TO IN THE PRECEDING SENTENCE ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES OR ANY DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES. EACH LOAN PARTY (a) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF THE AGENT OR THE LENDERS HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE AGENT OR LENDERS WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVERS AND (b) ACKNOWLEDGE THAT THE AGENT AND THE LENDERS HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS TO WHICH EACH IS A PARTY BECAUSE OF, AMONG OTHER THINGS, EACH LOAN PARTY'S WAIVERS AND CERTIFICATIONS CONTAINED IN THIS AGREEMENT.

      11.13 Governing Law. THIS AGREEMENT IS A CONTRACT UNDER THE LAWS OF THE STATE OF OREGON AND SHALL FOR ALL PURPOSES BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF OREGON (EXCLUDING THE LAWS APPLICABLE TO CONFLICTS OF LAW OR CHOICE OF LAW, RULES OR PRINCIPLES). EACH LOAN PARTY CONSENTS TO THE NON-EXCLUSIVE JURISDICTION OF ANY OF THE FEDERAL OR STATE COURTS LOCATED IN MULTNOMAH COUNTY IN THE STATE OF OREGON IN CONNECTION WITH ANY SUIT TO ENFORCE THE RIGHTS OF THE LENDERS UNDER THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS. EACH LOAN PARTY IRREVOCABLY WAIVES ANY OBJECTION WHICH THEY MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH ACTION BROUGHT IN THE COURTS REFERRED TO IN THE PRECEDING SENTENCE AND IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY SUCH ACTION THAT SUCH ACTION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

      11.14 Payments Set Aside. To the extent any payments on the Obligations or proceeds of any Collateral or the proceeds of such enforcement or setoff or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, receiver or any other Person under any law or equitable cause, then, to the extent of such recovery, the Obligation or part thereof originally intended to be satisfied, and all rights and remedies therefor, shall be revived and shall continue in full force and effect, and the Agent's and the Lenders' rights, powers and remedies under this Agreement and each other Loan Document shall continue in full force and effect, as if such payment had not been made or such enforcement or setoff had not occurred. In such event, each Loan Document shall be automatically reinstated and the Loan Parties shall take such action as may be reasonably requested by the Agent and the Lenders to effect such reinstatement.

      11.15 Credit  Agreement   Controls.   If  there  are  any  conflicts  or
inconsistencies among this Agreement and any of the other Loan Documents, the provisions of this Agreement shall prevail and control.

      11.16 Severability. The provisions of this Agreement are severable and if any one clause or provision of this Agreement shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part of this Agreement, in such jurisdiction, and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision of this Agreement in any jurisdiction.

      11.17 Disclosure. UNDER OREGON LAW, MOST AGREEMENTS, PROMISES AND COMMITMENTS MADE BY THE LENDERS AFTER OCTOBER 3, 1989, CONCERNING LOANS AND OTHER CREDIT EXTENSIONS WHICH ARE NOT FOR PERSONAL, FAMILY OR HOUSEHOLD PURPOSES OR SECURED SOLELY BY THE BORROWER'S RESIDENCE MUST BE IN WRITING, EXPRESS CONSIDERATION AND BE SIGNED BY THE LENDERS TO BE ENFORCEABLE.

      11.18 Confidentiality. Agent and each Lender agree to take normal and reasonable precautions and exercise due care to maintain the confidentiality of all information identified as "confidential" or "secret" by Borrower and provided to it by Borrower, or by the Agent on Borrower's behalf, under this Agreement or any other Loan Document, and it shall not use any such information other than in connection with or in enforcement of this Agreement and the other Loan Documents or in connection with other business now or hereafter existing or contemplated with Borrower; except to the extent such information (a) was or becomes generally available to the public other than as a result of disclosure by Agent or the Lender, or (b) was or becomes available on a non-confidential basis from a source other than Agent or
Borrower;  provided,  however,  that Agent and any Lender  may  disclose  such information (i) at the request or pursuant to any requirement of any governmental body or regulatory or self-regulatory body to which the Agent or Lender is subject or in connection with an examination of such Agent or Lender by any such authority; (ii) pursuant to subpoena or other court process; (iii) when required to do so in accordance with the provisions of any applicable law; (iv) to the extent reasonably required in connection with any litigation or proceeding to which the Agent, any Lender or their respective Affiliates may be party; (v) to the extent reasonably required in connection with the exercise of any remedy hereunder or under any other Loan Document; (vi) to such Agent or Lender's independent auditors and other professional advisors provided that such Person agrees to keep such information confidential to the same extent required of the Lenders hereunder; (vii) to any Participant or Assignee, actual or potential, provided that such Person agrees to keep such information confidential to the same extent required of the Lenders hereunder; (viii) as to Agent or any Lender or its Affiliate, as expressly permitted under the terms of any other document or agreement regarding confidentiality to which the Borrower is a party or is deemed a party with such Lender or such Affiliate; and (ix) to its Affiliates provided that such Person agrees to keep such information confidential to the same extent required of the Lenders hereunder; provided, that with respect to disclosures under clauses (ii), (iv), and (v), Agent and such Lender shall use commercially reasonable efforts to notify the Borrower (unless such notification is prohibited by any applicable law) of the proposed disclosure before such disclosure is made to reasonably afford the Borrower the opportunity to seek to prevent such disclosure. Agent and each Lender acknowledge that Borrower has designated its projections, budgets and pro forma financial statements as "confidential."

      IN WITNESS WHEREOF, the undersigned have duly executed this Agreement as of the date set forth in the preamble to this Agreement.

                                    BORROWER:

                                    LITHIA MOTORS, INC.

                                    By:  /s/ Sidney B. DeBoer
                                         Sidney B. DeBoer
                                         Chairman of the Board and
                                         Chief Executive Officer

                                    AGENT:

                                    U.S. BANK NATIONAL ASSOCIATION

                                    By:
                                        Name:
                                        Title:

                                    LENDERS:

                                    U.S. BANK NATIONAL ASSOCIATION

                                    By:
                                        Name:
                                        Title:

                                    U.S. BANK (for purposes of Section 9.3):

                                    U.S. BANK NATIONAL ASSOCIATION

                                    By:
                                        Name:
                                        Title:

                                    AFFILIATES AND SUBSIDIARIES:

                                    LITHIA HOLDING COMPANY, L.L.C.

                                    By: /s/ Sidney B. DeBoer
                                        Name:  Sidney B. DeBoer
                                        Title:  Manager

                                    LITHIA TLM, L.L.C.

                                    By: Lithia Motors, Inc., as Manager

                                        By:  /s/ Sidney B. DeBoer
                                             Name:  Sidney B.DeBoer
                                             Title: Chairman of the Board and
                                                    Chief Executive Officer

                                    LITHIA'S GRANTS PASS AUTO CENTER, L.L.C.

                                    By: Lithia Motors, Inc., as Manager

                                        By:  /s/ Sidney B. DeBoer
                                             Name:  Sidney B.DeBoer
                                             Title: Chairman of the Board and
                                                    Chief Executive Officer

                                    LITHIA DODGE, L.L.C.

                                    By: Lithia Motors, Inc., as Manager

                                        By:  /s/ Sidney B. DeBoer
                                             Name:  Sidney B.DeBoer
                                             Title: Chairman of the Board and
                                                    Chief Executive Officer

                                    LITHIA CHRYSLER PLYMOUTH JEEP EAGLE, INC.

                                    By: /s/ Sidney B. DeBoer
                                        Name:  Sidney B. DeBoer
                                        Title: President

                                    LITHIA MTLM, INC.

                                    By: /s/ Sidney B. DeBoer
                                        Name:  Sidney B. DeBoer
                                        Title: President

                                    LGPAC, INC.

                                    By: /s/ Sidney B. DeBoer
                                        Name:  Sidney B. DeBoer
                                        Title: President

                                    LITHIA DM, INC.

                                    By: /s/ Sidney B. DeBoer
                                        Name:  Sidney B. DeBoer
                                        Title: President

                                    SATURN OF SOUTHWEST OREGON, INC.

                                    By: /s/ Sidney B. DeBoer
                                        Name:  Sidney B. DeBoer
                                        Title: President

                                    LITHIA HPI, INC.

                                    By: /s/ Sidney B. DeBoer
                                        Name:  Sidney B. DeBoer
                                        Title: President

                                    LITHIA DE, INC.

                                    By: /s/ Sidney B. DeBoer
                                        Name:  Sidney B. DeBoer
                                        Title: President

                                    LITHIA DC, INC.

                                    By: /s/ Sidney B. DeBoer
                                        Name:  Sidney B. DeBoer
                                        Title: President

                                    LITHIA FN, INC.

                                    By: /s/ Sidney B. DeBoer
                                        Name:  Sidney B. DeBoer
                                        Title: President

                                    LITHIA TKV, INC.

                                    By: /s/ Sidney B. DeBoer
                                        Name:  Sidney B. DeBoer
                                        Title: President

                                    LITHIA FVHC, INC.

                                    By: /s/ Sidney B. DeBoer
                                        Name:  Sidney B. DeBoer
                                        Title: President

                                    LITHIA VWC, INC.

                                    By: /s/ Sidney B. DeBoer
                                        Name:  Sidney B. DeBoer
                                        Title: President

                                    LITHIA NB, INC.

                                    By: /s/ Sidney B. DeBoer
                                        Name:  Sidney B. DeBoer
                                        Title: President

                                    LITHIA BB, INC.

                                    By: /s/ Sidney B. DeBoer
                                        Name:  Sidney B. DeBoer
                                        Title: President

                                    LITHIA MB, INC.

                                    By: /s/ Sidney B. DeBoer
                                        Name:  Sidney B. DeBoer
                                        Title: President

                                    LITHIA JEB, INC.

                                    By: /s/ Sidney B. DeBoer
                                        Name:  Sidney B. DeBoer
                                        Title: President

                                    LITHIA RENTALS, INC.

                                    By: /s/ Sidney B. DeBoer
                                        Name:  Sidney B. DeBoer
                                        Title: President

                                    LITHIA AUTO SERVICES, INC.

                                    By: /s/ Sidney B. DeBoer
                                        Name:  Sidney B. DeBoer
                                        Title: President

                                    LITHIA SALMIR, INC.

                                    By: /s/ Sidney B. DeBoer
                                        Name:  Sidney B. DeBoer
                                        Title: President

                                    LITHIA BNM, INC.

                                    By: /s/ Sidney B. DeBoer
                                        Name:  Sidney B. DeBoer
                                        Title: President

                                    LITHIA MMF, INC.

                                    By: /s/ Sidney B. DeBoer
                                        Name:  Sidney B. DeBoer
                                        Title: President

                                    LITHIA FMF, INC.

                                    By: /s/ Sidney B. DeBoer
                                        Name:  Sidney B. DeBoer
                                        Title: President

                                    LITHIA JEF, INC.

                                    By: /s/ Sidney B. DeBoer
                                        Name:  Sidney B. DeBoer
                                        Title: President

                                    LITHIA NF, INC.

                                    By: /s/ Sidney B. DeBoer
                                        Name:  Sidney B. DeBoer
                                        Title: President

                                    LITHIA FINANCIAL CORPORATION

                                    By: /s/ Sidney B. DeBoer
                                        Name:  Sidney B. DeBoer
                                        Title: President

                                 SCHEDULE 1-A

                          AFFILIATES AND SUBSIDIARIES

LITHIA HOLDING COMPANY, L.L.C.

LITHIA TLM, L.L.C.
Medford, OR

LITHIA'S GRANTS PASS AUTO CENTER, L.L.C.
Grants Pass, OR

LITHIA DODGE, L.L.C.
Medford, OR

LITHIA CHRYSLER PLYMOUTH JEEP EAGLE, INC.
Medford, OR

LITHIA MTLM, INC.
Medford, OR

LGPAC, INC.
Grants Pass, OR

LITHIA DM, INC.
Medford, OR

SATURN OF SOUTHWEST OREGON, INC.
Medford, OR

LITHIA HPI, INC.
Medford, OR

LITHIA DE, INC.
Eugene, OR

LITHIA DC, INC.
Concord, CA

LITHIA FN, INC.
Napa, CA

LITHIA TKV, INC.
Vacaville, CA

LITHIA FVHC, INC.
Concord, CA

LITHIA VWC, INC.
Concord, CA

LITHIA NB, INC.
Bakersfield, CA

LITHIA BB, INC.
Bakersfield, CA

LITHIA MB, INC.
Bakersfield, CA

LITHIA JEB, INC.
Bakersfield, CA

LITHIA RENTALS, INC.
Medford, OR

LITHIA AUTO SERVICES, INC.
Medford, OR

LITHIA SALMIR, INC.
Reno, NV

LITHIA BNM, INC.
Medford, OR

LITHIA MMF, INC.
Fresno, CA

LITHIA FMF, INC.
Fresno, CA

LITHIA JEF, INC.
Fresno, CA

LITHIA NF, INC.
Fresno, CA

LITHIA FINANCIAL CORPORATION
Medford, OR

                                 SCHEDULE 1-B

                          COMMITMENTS OF THE LENDERS

                                                   Program and    Demonstrator    Acquisition
                    New Vehicle     Swingline      Used Vehicle      Vehicle          Loan
                     Commitment     Commitment      Commitment     Commitment     Commitment

U.S. Bank National      100%           100%            100%            100%           100%
Association
111 SW Fifth Avenue
Suite 400
Portland, OR 97208
     Total              100%           100%            100%            100%           100%

                                 EXHIBIT A-1

                                    FORM OF

                               NEW VEHICLE NOTE

$80,000,000                                                  December 22, 1997

      FOR VALUE RECEIVED, the undersigned (the "Borrower") absolutely and unconditionally promises to pay to the order of [LENDER] ("Payee") at the office of U.S. Bank National Association, 10800 NE 8th, Suite 900, Bellevue, WA 98004, or at any such other place as the Agent may specify from time to time, in lawful money of the United States of America:

            (a) on the Maturity Date, the principal amount of EIGHTY MILLION DOLLARS ($80,000,000) or, if less, the aggregate unpaid principal amount of New Vehicle Loans advanced by the Payee to the Borrower pursuant to the Credit Agreement, dated as of December 22, 1997, as amended or supplemented from time to time (the "Credit Agreement"), by and among the Borrower, the Agent and the Lenders (as defined therein); and

            (b) interest on the principal balance thereof from time to time outstanding from the date thereof through and including the date on which such principal amount is paid in full, at the times and at the rates provided in the Credit Agreement.

      This Note evidences borrowings under, is subject to the terms and conditions of and has been issued by the Borrower in accordance with the terms of the Credit Agreement and is one of the New Vehicle Notes referred to therein. The Payee and any holder thereof is entitled to the benefits and subject to the conditions of the Credit Agreement and may enforce the agreements of the Borrower contained therein, and any holder thereof may exercise the respective remedies provided for by this Agreement or otherwise available in respect thereof, all in accordance with the respective terms thereof. This Note is secured by the Security Documents described in the Credit Agreement.

      All capitalized terms used in this Note and not otherwise defined herein shall have the same meanings herein as in the Credit Agreement.

      The Borrower has the right in certain circumstances and the obligation under certain other circumstances to repay or prepay the whole or part of the principal of this Note on the terms and conditions specified in the Credit Agreement.

      The Lender is hereby authorized to record (i) the date and amount of each Loan made by it, (ii) the interest rate option selected, (iii) the interest rate, (iv) the Interest Period applicable to LIBOR Loans and (v) the date and amount of each continuation or conversion of, and each payment or prepayment of principal of, any Loans, on its Note Record. No failure so to record or any error in so recording shall affect the obligation of the Borrower to repay the Lender's Loans, together with interest thereon, as provided in the Credit Agreement.

      If any Event of Default shall occur, the entire unpaid principal amount of this Note and all of the unpaid interest accrued thereon may become or be declared due and payable in the manner and with the effect provided in the Credit Agreement.

      The Borrower and every endorser and guarantor of this Note or the obligation represented by this Agreement waive presentment, demand, notice, protest and all other demands and notice in connection with the delivery, acceptance, performance, default or enforcement of this Note, assent to any extension or postponement of the time of payment or any other indulgence, to any substitution, exchange or release of collateral and to the addition or release of any other party or Person primarily or secondarily liable.

      This Note may only be amended by an instrument in writing executed pursuant to the provisions of Section 11.7 of the Credit Agreement. Transfer, sale or assignment of any rights under this Note is subject to the provision of Sections 9.1 and 9.2 of the Credit Agreement.

      This Note shall be deemed to take effect under the laws of the state of Oregon and for all purposes shall be construed in accordance with such laws (without regard to conflicts of laws or choice of laws, rules or principles).

      Each Loan Party acknowledges receipt of a copy of this Agreement.

      UNDER OREGON LAW, MOST AGREEMENTS, PROMISES AND COMMITMENTS MADE BY THE LENDERS AFTER OCTOBER 3, 1989, CONCERNING LOANS AND OTHER CREDIT EXTENSIONS WHICH ARE NOT FOR PERSONAL, FAMILY OR HOUSEHOLD PURPOSES OR SECURED SOLELY BY THE BORROWER'S RESIDENCE MUST BE IN WRITING, EXPRESS CONSIDERATION AND BE SIGNED BY THE LENDERS TO BE ENFORCEABLE.

      IN WITNESS WHEREOF, the Borrower has caused this Note to be signed by its duly authorized officer as of the day and year first above written.

LITHIA MOTORS, INC.

By:   /s/ Sidney B. DeBoer
      Sidney B. DeBoer
      Chairman of the Board and Chief Executive Officer

                                 EXHIBIT A-2

                                   FORM OF

                                SWINGLINE NOTE

$5,000,000                                                   December 22, 1997

      FOR VALUE RECEIVED, the undersigned (the "Borrower") absolutely and unconditionally promises to pay to the order of [LENDER] ("Payee") at the office of U.S. Bank National Association, 10800 NE 8th, Suite 900, Bellevue, WA 98004, or at any such other place as the Agent may specify from time to time, in lawful money of the United States of America:

            (a) on the Maturity Date, the principal amount of FIVE MILLION DOLLARS ($5,000,000) or, if less, the aggregate unpaid principal amount of Swingline Loans advanced by the Payee to the Borrower pursuant to the Credit Agreement, dated as of December 22, 1997, as amended or supplemented from time to time (the "Credit Agreement"), by and among the Borrower, the Agent and the Lenders (as defined therein); and

            (b) interest on the principal balance thereof from time to time outstanding from the date thereof through and including the date on which such principal amount is paid in full, at the times and at the rates provided in the Credit Agreement.

      This Note evidences borrowings under, is subject to the terms and conditions of and has been issued by the Borrower in accordance with the terms of the Credit Agreement and is one of the Swingline Notes referred to therein. The Payee and any holder thereof is entitled to the benefits and subject to the conditions of the Credit Agreement and may enforce the agreements of the Borrower contained therein, and any holder thereof may exercise the respective remedies provided for by this Agreement or otherwise available in respect thereof, all in accordance with the respective terms thereof. This Note is secured by the Security Documents described in the Credit Agreement.

      All capitalized terms used in this Note and not otherwise defined herein shall have the same meanings herein as in the Credit Agreement.

      The Borrower has the right in certain circumstances and the obligation under certain other circumstances to repay or prepay the whole or part of the principal of this Note on the terms and conditions specified in the Credit Agreement.

      The Lender is hereby authorized to record (i) the date and amount of each Loan made by it, (ii) the interest rate, and (iii) the date and amount of each payment or prepayment of principal of, any Loans, on its Note
Record. No failure so to record or any error in so recording shall affect the obligation of the Borrower to repay the Lender's Loans, together with interest thereon, as provided in the Credit Agreement.

      If any Event of Default shall occur, the entire unpaid principal amount of this Note and all of the unpaid interest accrued thereon may become or be declared due and payable in the manner and with the effect provided in the Credit Agreement.

      The Borrower and every endorser and guarantor of this Note or the obligation represented by this Agreement waive presentment, demand, notice, protest and all other demands and notice in connection with the delivery, acceptance, performance, default or enforcement of this Note, assent to any extension or postponement of the time of payment or any other indulgence, to any substitution, exchange or release of collateral and to the addition or release of any other party or Person primarily or secondarily liable.

      This Note shall be deemed to take effect under the laws of the state of Oregon and for all purposes shall be construed in accordance with such laws (without regard to conflicts of laws or choice of laws, rules or principles).

      This Note may only be amended by an instrument in writing executed pursuant to the provisions of Section 11.7 of the Credit Agreement. Transfer, sale or assignment of any rights under this Note is subject to the provision of Sections 9.1 and 9.2 of the Credit Agreement.

      UNDER OREGON LAW, MOST AGREEMENTS, PROMISES AND COMMITMENTS MADE BY THE LENDERS AFTER OCTOBER 3, 1989, CONCERNING LOANS AND OTHER CREDIT EXTENSIONS WHICH ARE NOT FOR PERSONAL, FAMILY OR HOUSEHOLD PURPOSES OR SECURED SOLELY BY THE BORROWER'S RESIDENCE MUST BE IN WRITING, EXPRESS CONSIDERATION AND BE SIGNED BY THE LENDERS TO BE ENFORCEABLE.

      Each Loan Party acknowledges receipt of a copy of this Agreement.

      IN WITNESS WHEREOF, the Borrower has caused this Note to be signed by its duly authorized officer as of the day and year first above written.

LITHIA MOTORS, INC.

By:   /s/ Sidney B. DeBoer
      Sidney B. DeBoer
      Chairman of the Board and Chief Executive Officer

                                 EXHIBIT A-3

                                   FORM OF

                        PROGRAM AND USED VEHICLE NOTE

$30,000,000                                                  December 22, 1997

      FOR VALUE RECEIVED, the undersigned (the "Borrower") absolutely and unconditionally promises to pay to the order of [LENDER] ("Payee") at the office of U.S. Bank National Association, 10800 NE 8th, Suite 900, Bellevue, WA 98004, or at any such other place as the Agent may specify from time to time, in lawful money of the United States of America:

            (a) on the Maturity Date, the principal amount of THIRTY MILLION DOLLARS ($30,000,000) or, if less, the aggregate unpaid principal amount of Program and Used Vehicle Loans advanced by the Payee to the Borrower pursuant to the Credit Agreement, dated as of December 22, 1997, as amended or supplemented from time to time (the "Credit Agreement"), by and among the Borrower, the Agent and the Lenders (as defined therein); and

            (b) interest on the principal balance thereof from time to time outstanding from the date thereof through and including the date on which such principal amount is paid in full, at the times and at the rates provided in the Credit Agreement.

      This Note evidences borrowings under, is subject to the terms and conditions of and has been issued by the Borrower in accordance with the terms of the Credit Agreement and is one of the Program and Used Vehicle Notes referred to therein. The Payee and any holder thereof is entitled to the benefits and subject to the conditions of the Credit Agreement and may enforce the agreements of the Borrower contained therein, and any holder thereof may exercise the respective remedies provided for by this Agreement or otherwise available in respect thereof, all in accordance with the respective terms thereof. This Note is secured by the Security Documents described in the Credit Agreement.

      All capitalized terms used in this Note and not otherwise defined herein shall have the same meanings herein as in the Credit Agreement.

      The Borrower has the right in certain circumstances and the obligation under certain other circumstances to repay or prepay the whole or part of the principal of this Note on the terms and conditions specified in the Credit Agreement.

      The Lender is hereby authorized to record (i) the date and amount of each Loan made by it, (ii) the interest rate option selected, (iii) the interest rate, (iv) the Interest Period applicable to LIBOR Loans and (v) the date and amount of each continuation or conversion of, and each payment or prepayment of principal of, any Loans, on its Note Record. No failure so to record or any error in so recording shall affect the obligation of the Borrower to repay the Lender's Loans, together with interest thereon, as provided in the Credit Agreement.

      If any Event of Default shall occur, the entire unpaid principal amount of this Note and all of the unpaid interest accrued thereon may become or be declared due and payable in the manner and with the effect provided in the Credit Agreement.

      The Borrower and every endorser and guarantor of this Note or the obligation represented by this Agreement waive presentment, demand, notice, protest and all other demands and notice in connection with the delivery, acceptance, performance, default or enforcement of this Note, assent to any extension or postponement of the time of payment or any other indulgence, to any substitution, exchange or release of collateral and to the addition or release of any other party or Person primarily or secondarily liable.

      This Note shall be deemed to take effect under the laws of the state of Oregon and for all purposes shall be construed in accordance with such laws (without regard to conflicts of laws or choice of laws, rules or principles).

      This Note may only be amended by an instrument in writing executed pursuant to the provisions of Section 11.7 of the Credit Agreement. Transfer, sale or assignment of any rights under this Note is subject to the provision of Sections 9.1 and 9.2 of the Credit Agreement.

      UNDER OREGON LAW, MOST AGREEMENTS, PROMISES AND COMMITMENTS MADE BY THE LENDERS AFTER OCTOBER 3, 1989, CONCERNING LOANS AND OTHER CREDIT EXTENSIONS WHICH ARE NOT FOR PERSONAL, FAMILY OR HOUSEHOLD PURPOSES OR SECURED SOLELY BY THE BORROWER'S RESIDENCE MUST BE IN WRITING, EXPRESS CONSIDERATION AND BE SIGNED BY THE LENDERS TO BE ENFORCEABLE.

      Each Loan Party acknowledges receipt of a copy of this Agreement.

      IN WITNESS WHEREOF, the Borrower has caused this Note to be signed by its duly authorized officer as of the day and year first above written.

LITHIA MOTORS, INC.

By:   /s/ Sidney B. DeBoer
      Sidney B. DeBoer
      Chairman of the Board and Chief Executive Officer

                                 EXHIBIT A-4

                                   FORM OF

                          DEMONSTRATOR VEHICLE NOTE

$750,000                                                     December 22, 1997

      FOR VALUE RECEIVED, the undersigned (the "Borrower") absolutely and unconditionally promises to pay to the order of [LENDER] ("Payee") at the office of U.S. Bank National Association, 10800 NE 8th, Suite 900, Bellevue, WA 98004, or at any such other place as the Agent may specify from time to time, in lawful money of the United States of America:

            (a) on the Maturity Date, the principal amount of SEVEN HUNDRED FIFTY THOUSAND ($750,000) or, if less, the aggregate unpaid principal amount of Demonstrator Vehicle Loans advanced by the Payee to the Borrower pursuant to the Credit Agreement, dated as of December 22, 1997, as amended or supplemented from time to time (the "Credit Agreement"), by and among the Borrower, the Agent and the Lenders (as defined therein); and

            (b) interest on the principal balance thereof from time to time outstanding from the date thereof through and including the date on which such principal amount is paid in full, at the times and at the rates provided in the Credit Agreement.

      This Note evidences borrowings under, is subject to the terms and conditions of and has been issued by the Borrower in accordance with the terms of the Credit Agreement and is one of the Demonstrator Vehicle Notes referred to therein. The Payee and any holder thereof is entitled to the benefits and subject to the conditions of the Credit Agreement and may enforce the agreements of the Borrower contained therein, and any holder thereof may exercise the respective remedies provided for by this Agreement or otherwise available in respect thereof, all in accordance with the respective terms thereof. This Note is secured by the Security Documents described in the Credit Agreement.

      All capitalized terms used in this Note and not otherwise defined herein shall have the same meanings herein as in the Credit Agreement.

      The Borrower has the right in certain circumstances and the obligation under certain other circumstances to repay or prepay the whole or part of the principal of this Note on the terms and conditions specified in the Credit Agreement.

      The Lender is hereby authorized to record (i) the date and amount of each Loan made by it, (ii) the interest rate, and (iii) the date and amount of each payment or prepayment of principal of, any Loans, on its Note
Record. No failure so to record or any error in so recording shall affect the obligation of the Borrower to repay the Lender's Loans, together with interest thereon, as provided in the Credit Agreement.

      If any Event of Default shall occur, the entire unpaid principal amount of this Note and all of the unpaid interest accrued thereon may become or be declared due and payable in the manner and with the effect provided in the Credit Agreement.

      The Borrower and every endorser and guarantor of this Note or the obligation represented by this Agreement waive presentment, demand, notice, protest and all other demands and notice in connection with the delivery, acceptance, performance, default or enforcement of this Note, assent to any extension or postponement of the time of payment or any other indulgence, to any substitution, exchange or release of collateral and to the addition or release of any other party or Person primarily or secondarily liable.

      This Note shall be deemed to take effect under the laws of the state of Oregon and for all purposes shall be construed in accordance with such laws (without regard to conflicts of laws or choice of laws, rules or principles).

      This Note may only be amended by an instrument in writing executed pursuant to the provisions of Section 11.7 of the Credit Agreement. Transfer, sale or assignment of any rights under this Note is subject to the provision of Sections 9.1 and 9.2 of the Credit Agreement.

      UNDER OREGON LAW, MOST AGREEMENTS, PROMISES AND COMMITMENTS MADE BY THE LENDERS AFTER OCTOBER 3, 1989, CONCERNING LOANS AND OTHER CREDIT EXTENSIONS WHICH ARE NOT FOR PERSONAL, FAMILY OR HOUSEHOLD PURPOSES OR SECURED SOLELY BY THE BORROWER'S RESIDENCE MUST BE IN WRITING, EXPRESS CONSIDERATION AND BE SIGNED BY THE LENDERS TO BE ENFORCEABLE.

      Each Loan Party acknowledges receipt of a copy of this Agreement.

      IN WITNESS WHEREOF, the Borrower has caused this Note to be signed by its duly authorized officer as of the day and year first above written.

LITHIA MOTORS, INC.

By:   /s/ Sidney B. DeBoer
      Sidney B. DeBoer
      Chairman of the Board and Chief Executive Officer

                                 EXHIBIT A-5A

                                   FORM OF

                          ACQUISITION REVOLVING NOTE

$30,000,000                                                  December 22, 1997

      FOR VALUE RECEIVED, the undersigned (the "Borrower") absolutely and unconditionally promises to pay to the order of [LENDER] ("Payee") at the office of U.S. Bank National Association, 10800 NE 8th, Suite 900, Bellevue, WA 98004, or at any such other place as the Agent may specify from time to time, in lawful money of the United States of America:

            (a) on the Maturity Date, the principal amount of THIRTY MILLION DOLLARS ($30,000,000) or, if less, the aggregate unpaid principal amount of Acquisition Revolving Loans advanced by the Payee to the Borrower pursuant to the Credit Agreement, dated as of December 22, 1997, as amended or supplemented from time to time (the "Credit Agreement"), by and among the Borrower, the Agent and the Lenders (as defined therein); and

            (b) interest on the principal balance thereof from time to time outstanding from the date thereof through and including the date on which such principal amount is paid in full, at the times and at the rates provided in the Credit Agreement.

      This Note evidences borrowings under, is subject to the terms and conditions of and has been issued by the Borrower in accordance with the terms of the Credit Agreement and is one of the Acquisition Revolving Notes referred to therein. The Payee and any holder thereof is entitled to the benefits and subject to the conditions of the Credit Agreement and may enforce the agreements of the Borrower contained therein, and any holder thereof may exercise the respective remedies provided for by this Agreement or otherwise available in respect thereof, all in accordance with the respective terms thereof. This Note is secured by the Security Documents described in the Credit Agreement.

      All capitalized terms used in this Note and not otherwise defined herein shall have the same meanings herein as in the Credit Agreement.

      The Borrower has the right in certain circumstances and the obligation under certain other circumstances to repay or prepay the whole or part of the principal of this Note on the terms and conditions specified in the Credit Agreement.

      The Lender is hereby authorized to record (i) the date and amount of each Loan made by it, (ii) the interest rate option selected, (iii) the interest rate, (iv) the Interest Period applicable to LIBOR Loans and (v) the date and amount of each continuation or conversion of, and each payment or prepayment of principal of, any Loans, on its Note Record. No failure so to record or any error in so recording shall affect the obligation of the Borrower to repay the Lender's Loans, together with interest thereon, as provided in the Credit Agreement.

      If any Event of Default shall occur, the entire unpaid principal amount of this Note and all of the unpaid interest accrued thereon may become or be declared due and payable in the manner and with the effect provided in the Credit Agreement.

      The Borrower and every endorser and guarantor of this Note or the obligation represented by this Agreement waive presentment, demand, notice, protest and all other demands and notice in connection with the delivery, acceptance, performance, default or enforcement of this Note, assent to any extension or postponement of the time of payment or any other indulgence, to any substitution, exchange or release of collateral and to the addition or release of any other party or Person primarily or secondarily liable.

      This Note shall be deemed to take effect under the laws of the state of Oregon and for all purposes shall be construed in accordance with such laws (without regard to conflicts of laws or choice of laws, rules or principles).

      This Note may only be amended by an instrument in writing executed pursuant to the provisions of Section 11.7 of the Credit Agreement. Transfer, sale or assignment of any rights under this Note is subject to the provision of Sections 9.1 and 9.2 of the Credit Agreement.

      UNDER OREGON LAW, MOST AGREEMENTS, PROMISES AND COMMITMENTS MADE BY THE LENDERS AFTER OCTOBER 3, 1989, CONCERNING LOANS AND OTHER CREDIT EXTENSIONS WHICH ARE NOT FOR PERSONAL, FAMILY OR HOUSEHOLD PURPOSES OR SECURED SOLELY BY THE BORROWER'S RESIDENCE MUST BE IN WRITING, EXPRESS CONSIDERATION AND BE SIGNED BY THE LENDERS TO BE ENFORCEABLE.

      Each Loan Party acknowledges receipt of a copy of this Agreement.

      IN WITNESS WHEREOF, the Borrower has caused this Note to be signed by its duly authorized officer as of the day and year first above written.

LITHIA MOTORS, INC.

By:   /s/ Sidney B. DeBoer
      Sidney B. DeBoer
      Chairman of the Board and Chief Executive Officer

                                 EXHIBIT A-5B

                                   FORM OF

                            ACQUISITION TERM NOTE

[$________________]                                          December 22, 1997

      FOR VALUE RECEIVED, the undersigned (the "Borrower") absolutely and unconditionally promises to pay to the order of [LENDER] ("Payee") at the office of U.S. Bank National Association, 10800 NE 8th, Suite 900, Bellevue, WA 98004.

            (a)   the  principal  amount  of  [_______________________________
DOLLARS ($_______________)] in installments as provided in the Credit Agreement, dated as of December 22, 1997, as amended or supplemented from time to time (the "Credit Agreement"), by and among the Borrower, the Agent and the Lenders (as defined therein), with the unpaid balance thereof due and payable in full on the date five years from the Maturity Date; and

            (b) interest on the principal balance thereof from time to time outstanding from the date thereof through and including the date on which such principal amount is paid in full, at the times and at the rates provided in the Credit Agreement.

      This Note evidences borrowings under, is subject to the terms and conditions of and has been issued by the Borrower in accordance with the terms of the Credit Agreement and is one of the Acquisition Term Notes referred to therein. The Payee and any holder thereof is entitled to the benefits and subject to the conditions of the Credit Agreement and may enforce the agreements of the Borrower contained therein, and any holder thereof may exercise the respective remedies provided for by this Agreement or otherwise available in respect thereof, all in accordance with the respective terms thereof. This Note is secured by the Security Documents described in the Credit Agreement.

      All capitalized terms used in this Note and not otherwise defined herein shall have the same meanings herein as in the Credit Agreement.

      The Borrower has the right in certain circumstances and the obligation under certain other circumstances to repay or prepay the whole or part of the principal of this Note on the terms and conditions specified in the Credit Agreement.

      If any Event of Default shall occur, the entire unpaid principal amount of this Note and all of the unpaid interest accrued thereon may become or be declared due and payable in the manner and with the effect provided in the Credit Agreement.

      The Borrower and every endorser and guarantor of this Note or the obligation represented by this Agreement waive presentment, demand, notice, protest and all other demands and notice in connection with the delivery, acceptance, performance, default or enforcement of this Note, assent to any extension or postponement of the time of payment or any other indulgence, to any substitution, exchange or release of collateral and to the addition or release of any other party or person primarily or secondarily liable.

      This Note shall be deemed to take effect under the laws of the state of Oregon and for all purposes shall be construed in accordance with such laws (without regard to conflicts of laws or choice of laws, rules or principles).

      UNDER OREGON LAW, MOST AGREEMENTS, PROMISES AND COMMITMENTS MADE BY THE LENDERS AFTER OCTOBER 3, 1989, CONCERNING LOANS AND OTHER CREDIT EXTENSIONS WHICH ARE NOT FOR PERSONAL, FAMILY OR HOUSEHOLD PURPOSES OR SECURED SOLELY BY THE BORROWER'S RESIDENCE MUST BE IN WRITING, EXPRESS CONSIDERATION AND BE SIGNED BY THE LENDERS TO BE ENFORCEABLE.

      IN WITNESS WHEREOF, the Borrower has caused this Note to be signed by its duly authorized officer as of the day and year first above written.

LITHIA MOTORS, INC.

By:   /s/ Sidney B. DeBoer
      Sidney B. DeBoer
      Chairman of the Board and Chief Executive Officer

                                       78